Registration Nos. 333-153839

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (Check appropriate box or boxes)	☒

POST-EFFECTIVE AMENDMENT No. 9

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 29, 2010.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-153839
May 1, 2011

THE GUARDIAN INVESTOR VARIABLE ANNUITY L SERIES

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the owner dies before annuity payments begin.

The minimum initial premium payment is $10,000 ($2,000 if your contract is issued in connection with an individual retirement account, certain pension plans, and other tax-qualified arrangements). Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds (“Funds”) listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253 or by visiting our web site at www.GuardianInvestor.com. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Emerging Markets VIP Series
–	RS Global Natural Resources VIP Series
–	RS High Yield VIP Series (formerly RS High Yield Bond VIP Series)
–	RS International Growth VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Large Cap Alpha VIP Series
–	RS Low Duration Bond VIP Series
–	RS Money Market VIP Series
–	RS Partners VIP Series
–	RS S&P 500 Index VIP Series
–	RS Small Cap Growth Equity VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)
–	Invesco V.I. Core Equity Fund
–	Invesco V.I. Global Real Estate Fund
–	Invesco V.I. International Growth Fund
–	Invesco V.I. Mid Cap Core Equity Fund
–	Invesco V.I. Small Cap Equity Fund
–	Invesco Van Kampen V.I. Comstock Fund
–	Invesco Van Kampen V.I. Mid Cap Value Fund
•	The Alger Portfolios (Class S Shares)
–	Alger Capital Appreciation Portfolio
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS International Value Portfolio
•	BlackRock Variable Series Funds, Inc. (Class III Shares)
–	BlackRock Capital Appreciation V.I. Fund
–	BlackRock Global Allocation V.I. Fund
–	BlackRock Large Cap Core V.I. Fund
–	BlackRock Large Cap Value V.I. Fund
•	Columbia Funds Variable Insurance Trust (Class B Shares)
–	Columbia Asset Allocation Fund, Variable Series
–	Columbia Small Cap Value Fund, Variable Series
–	Columbia Small Company Growth Fund, Variable Series
•	Columbia Funds Variable Insurance Trust I (Class B Shares)
–	Columbia Marsico 21st Century Fund, Variable Series
–	Columbia Marsico Growth Fund, Variable Series
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
•	EULAV Asset Management, LLC
–	Value Line Strategic Asset Management Trust
•	Wells Fargo Variable Trust
–	Wells Fargo Advantage VT International Equity Fund
–	Wells Fargo Advantage VT Small Cap Value Fund
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
–	Fidelity VIP Overseas Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Income Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Franklin U.S. Government Fund
–	Mutual Shares Securities Fund
–	Templeton Global Bond Securities Fund
–	Templeton Growth Securities Fund
•	MFS® Variable Insurance Trust (Service Class)
–	MFS® Growth Series
–	MFS® Utilities Series
–	MFS® Value Series

•	Oppenheimer Variable Account Funds (Service Class)
–	Oppenheimer Capital Appreciation Fund/VA
–	Oppenheimer Global Strategic Income Fund/VA
–	Oppenheimer International Growth Fund/VA
–	Oppenheimer Main Street Small Cap Fund/VA
•	PIMCO Variable Insurance Trust (Advisor Class Shares)
–	PIMCO Low Duration Portfolio
–	PIMCO Real Return Portfolio
–	PIMCO Total Return Portfolio
•	Pioneer Variable Contracts Trust (Class II Shares)
–	Pioneer Cullen Value VCT Portfolio
–	Pioneer Equity Income VCT Portfolio
–	Pioneer Fund VCT Portfolio
–	Pioneer Mid Cap Value VCT Portfolio
•	RiverSource Variable Series Trust (Class 2 Shares)
–	Seligman Communications and Information Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 (regular mail) or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 (overnight mail), or by calling 1-800-221-3253. Its contents are noted on page 94 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2011, is incorporated by reference into this prospectus.

The Securities and Exchange Commission (“SEC”) has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 58 investment divisions, corresponding to 58 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 95th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59  1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period (variable and fixed)

•	Life annuity with a guaranteed period (variable and fixed)

•	Joint and survivor annuity (variable and fixed)

•	Payments to age 100 (variable and fixed)

•	Payments for a period certain (fixed)

•	10-year guaranteed period (fixed)

Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you should die before annuity payments begin, then we pay a death benefit first to any surviving owner and then to surviving beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit. If the owner is a non-natural owner, then the death of the annuitant will be treated as death of an owner for purposes of determining whether a death benefit is payable. Please see Other contract features: Death benefits.

Payout options

Annuity payout options are available on a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

Optional riders

You also have the option to purchase other riders to provide additional benefits. The riders are available only in the states where they have been approved, and where we continue to offer them. These riders may not each be available in combination with other optional benefits under the contract, and may not be appropriate for your situation. There are extra charges for these riders. You should contact your registered representative for information about the availability of any of the riders under your contract. The highest anniversary value death benefit rider provides for an enhanced death benefit equal to the greater of the death benefit under the contract (without any riders) or the highest contract anniversary value death benefit. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the owner’s death if your contract earnings exceed your adjusted premium payments. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the guaranteed lifetime withdrawal benefit rider, then you must invest your premium payments and contract value in accordance with the allocation models described in that rider. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, then withdrawals in excess of the guaranteed withdrawal amount provided for under the rider will have adverse consequences. Please refer to Other contract features for more information.

Surrenders and withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a withdrawal. A contingent deferred sales charge may apply to both surrenders and withdrawals. Surrenders and withdrawals also may be subject to any applicable contract fee, annuity taxes, state taxes, penalty taxes, and federal income tax withholding. Once annuity payments begin, surrenders and withdrawals are available only with the payments to age 100 or the payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds that you may pay while owning the contract ranged from 0.36% to 1.68% in 2009, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charge

We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.45% of your accumulation value in the variable investment options.

•	Administrative expense

We deduct this charge daily at an annual rate of 0.20% annually of your accumulation value in the variable investment options.

•	Contract fee

We deduct an annual fee of $35 (lower where required by state law) if the accumulation value in your contract is less than $100,000 on your contract anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

We assess a charge on total surrenders and withdrawals of accumulation value. We deduct up to 8% of each premium payment withdrawn within the first four years of receipt of each such premium payment. However, the contract permits withdrawal each contract year of a “free withdrawal amount” that may be withdrawn from the contract without incurring a contingent deferred sales charge. See Surrenders and Withdrawals.

•	Highest anniversary value death benefit rider expense

If you choose this benefit, then we will assess a daily charge at an annual rate of 0.40% of your accumulation value in the variable investment options.

2	PROSPECTUS	SUMMARY

•	Earnings benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.25% of your accumulation value in the variable investment options.

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, then we will assess an annual charge on each contract anniversary that is a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. The maximum annual guaranteed lifetime withdrawal benefit charge percentage ranges from 1.00% to 4.10%, depending on the option chosen; the current annual expense range for this rider ranges from 0.90% to 2.25%, depending on the option chosen. We will not deduct this charge after we have begun to make annuity payments under the contract. See Financial Information – Contract Costs and Expenses.

•	Annuity taxes

These charges for taxes on premiums or annuity payments that are applicable only in some states and municipalities currently range up to 3.5% of premiums payments made.

•	Withdrawal charge

During the annuity period, if you choose either the fixed or the variable payments to age 100 annuity payout options or the payments for a period certain as an annuity payout option, and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

DECIDING TO PURCHASE A CONTRACT

The contract is an individual flexible premium deferred variable annuity contract that we may issue as a contract qualified (“qualified contract”) under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or as a contract that is not qualified under the Internal Revenue Code (“non-qualified contract”). You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement.

You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and if you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

Please see Special terms used in this prospectus for definitions of key terms.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	8% declining annually[1]
Number of full years completed since premium payment was made	Contingent deferred sales charge percentage
0	8%
1	8%
2	7%
3	6%
4+	0%
Transfer Fee:	$25 for each transfer (currently, $0)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge may be assessed on premiums withdrawn that were paid into your contract during the previous four years. Each contract year, however, you may withdraw without a contingent deferred sales charge a “Free Withdrawal Amount” equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year.

There is a withdrawal charge that applies to withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the withdrawal amount. Withdrawals are available during the annuity period only if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Withdrawal Charge, pages 3 and 76, for more information.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law. We will waive this fee if the accumulation value is $100,000 or greater on the most recent contract anniversary.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

HAVDB = Highest Anniversary Value Death Benefit Rider	EB = Earnings Benefit Rider

	Basic contract (with no benefit riders)	Contract with EB	Contract with HAVDB	Contract with HAVDB and EB
Mortality & Expense Risk Charge	1.45%	1.45%	1.45%	1.45%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%
• Charges for Optional Additional Riders
– Highest Anniversary Value Death Benefit (HAVDB)	0.00%	0.00%	0.40%	0.40%
– Earnings Benefit (EB)	0.00%	0.25%	0.00%	0.25%
Subtotal Other Separate Account Fees	0.20%	0.45%	0.60%	0.85%
Total Separate Account Level Annual Expenses	1.65%	1.90%	2.05%	2.30%

EXPENSE TABLES	PROSPECTUS	5

FEES FOR OPTIONAL RIDER DEDUCTED FROM ACCUMULATION VALUE

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance*):

	Single	Single w/ Step-Up Death Benefit	Single w/ Return of Premium Death Benefit	Spousal	Spousal w/ Step-Up Death Benefit	Spousal w/ Return of Premium Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

current**	1.35%	1.85%	1.95%	1.65%	2.15%	2.25%
Guardian Target 200 maximum**	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

current**	1.10%	1.60%	1.70%	1.30%	1.80%	1.90%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

current**	1.00%	1.50%	1.60%	1.25%	1.75%	1.85%
Guardian Target Now maximum**	1.00%	1.50%	N/A	2.00%	2.50%	N/A

current**	0.90%	1.40%	N/A	1.00%	1.50%	N/A
*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.
**	The current charge for this rider ranges from 0.90% to 2.25%, depending on the option chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.10%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract.

The next item shows the lowest and highest total operating expenses charged by the underlying mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)*	[ ]%	[ ]%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

*	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ending December 31, 2010. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the contract owner transaction expenses, an annual contract fee of $35, separate account annual expenses – a daily administrative charge at an annual rate of 0.20%, and a daily mortality and expense risk charge at an annual rate of 1.45%, of net asset value in the Separate Account, and annual underlying mutual fund operating expenses.

Charts 1 and 2 below assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year and also assume that: (a) you invest in the aggressive allocation model under the guaranteed lifetime withdrawal benefit (GLWB) rider with an average weighted fund expense of [        ]% (maximum) and (b) you invest in the conservative allocation model under the GLWB rider with an average weighted fund expense of [        ]% (minimum). Charts 3 and 4 below assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year and also assume: (a) maximum (        ) and (b) minimum (        ) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows.

Chart 1. Chart 1 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with the optional Return of Premium death benefit, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,332	(a) $2,337	(a) $2,797	(a) $5,904
Minimum:	(b) $1,324	(b) $2,316	(b) $2,762	(b) $5,842

Chart 2. Chart 2 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with the optional Return of Premium death benefit, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $532	(a) $1,637	(a) $2,797	(a) $5,904
Minimum:	(b) $524	(b) $1,616	(b) $2,762	(b) $5,842

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,185	(a) $1,866	(a) $1,964	(a) $4,035
Minimum:	(b) $1,046	(b) $1,454	(b) $1,285	(b) $2,721

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $385	(a) $1,166	(a) $1,964	(a) $4,035
Minimum:	(b) $246	(b) $ 754	(b) $1,285	(b) $2,721

These examples do not reflect transfer fees or annuity taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $[        ] billion as of December 31, 2010. The financial statements of GIAC, as well as those for the Separate Account, appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2010, Guardian Life had total assets (GAAP basis) in excess of $[        ] billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age, without our prior approval. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent that the selling broker or authorized registered representative (i) fails to forward the applications, premium payments and transaction requests to our Customer Service Office on a timely basis, or (ii) experiences delays in determining whether the contract is suitable for you. Any such delays will affect when your contract can be issued and your purchase payment applied.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

PAYMENTS

We require a minimum initial premium payment of $2,000 for qualified contracts and $10,000 for non-qualified contracts. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we may accept purchase payments below $100. We will not accept premium payments greater than $3,000,000 in the first contract year without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. Minimum and maximum premium payments may be different if you select certain optional riders with your contract. Please refer to those rider sections in this prospectus for further information. In Oregon, the Department of Insurance requires GIAC not to accept premium payments into the contract on or after the third contract anniversary.

10	PROSPECTUS	BUYING A CONTRACT

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them in good order at our Customer Service Office before the close of a regular trading session of the New York Stock Exchange, generally 4:00 pm Eastern Time (i.e., on a valuation date).

If the New York Stock Exchange closes before its regular closing time, we will normally credit a premium payment received after that close on the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the transaction. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options you had chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the price calculated on the valuation date that we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options, as of the close of the New York Stock Exchange.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them at our Customer Service Office. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day (or another day of the month that we choose after we notify you). You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution. We may modify or terminate the automated payment program at any time, at our sole discretion.

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

ACCUMULATION PERIOD	PROSPECTUS	11

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 58 investment divisions, corresponding to the 58 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. We own all of the assets of the Separate Account. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract guarantees, such as annuity payments, death benefits and payments made under the guaranteed lifetime withdrawal benefit rider, are guaranteed solely by the financial strength and claims-paying ability of GIAC. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations, and when required by law, we will obtain your approval and/or, the approval of any appropriate state or federal regulatory authority. We will use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	creating new Separate Accounts,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

12	PROSPECTUS	ACCUMULATION PERIOD

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding, closing or removing investment divisions of the Separate Account to allocations of net premiums or transfers of accumulation value, or both, with respect to some or all contracts;

In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit Rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Variable

investment

options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

Funds	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies
RS High Yield VIP Series	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Partners VIP Series	Long-term growth.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
RS Global Natural Resources VIP Series	Long-term capital appreciation	At least 80% of its net assets in securities of natural resources companies that the investment team believes possess improving returns on investment capital.
Alger Capital Appreciation Portfolio (Class S)	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential
AllianceBernstein VPS International Value Portfolio (Class B)	Long-term growth of capital	Equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. Companies that are determined by the Adviser’s Bernstein unit to be undervalued, using fundamental value approach.
BlackRock Capital Appreciation V.I. Fund	Long-term growth of capital	The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term.
BlackRock Global Allocation V.I. Fund (Class III)	High total investment return	Equity, debt and money market securities primarily in North and South America, Europe, Australia, and the Far East. May invest in both developed and emerging markets.
BlackRock Large Cap Core V.I. Fund (Class III)	High total investment return	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies included at the time of purchase in the Russell 1000® Index. The Fund uses an investment approach that blends growth and value.
BlackRock Large Cap Value V.I. Fund (Class III)	Long-term capital growth	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies included at the time of purchase in the Russell 1000® Value Index

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options

Funds	Investment objectives	Typical investments
Columbia Asset Allocation Fund, Variable Series (Class B)	Total return, consisting of current income and long-term capital appreciation	Under normal circumstances, the Fund invests in a mix of equity and debt securities, including Treasury Inflation Protected Securities (TIPS), as well as other instruments, such as commodity-related derivative instruments, futures, exchange traded funds (ETFs) and third party-advised mutual funds. The Advisor may choose investments within each asset class category – including large-, middle- and small- capitalization growth and value equity securities, foreign securities, and investment grade, below investment grade and non-investment grade debt securities, including TIPS – and the amount that will be allocated to each asset class and investment, based on each asset class category’s historical returns and expected performance. The Advisor may also choose may choose ETFs and/or third party-advised mutual funds to access asset classes or investment strategies if the Advisor believes that these vehicles are an efficient and/or cost-effective means of access.
Columbia Small Cap Value Fund, Variable Series (Class B)	Long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index at the time of purchase, that the Advisor believes are undervalued and have the potential for long-term growth
Columbia Small Company Growth Fund, Variable Series (Class B)	Long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000® Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that the Advisor believes have the potential for long-term, above average earnings growth.

16	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
Columbia Marsico 21st Century Fund, Variable Series (Class B)	Long-term growth of capital	Primarily in equity securities of companies of any capitalization size and generally will hold a core position of between 35 and 50 common stocks. The core investments of the Fund generally may include established companies and securities that are believed to offer long-term growth potential. However, the Fund’s portfolio also typically may include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes, such as the introduction of a new product line, the appointment of a new management team, or an acquisition.
Columbia Marsico Growth Fund, Variable Series (Class B)	Long-term growth of capital	Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks which generally may include established companies and securities that are believed to offer long-term growth potential. However, the Fund’s portfolio also typically may include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes, such as the introduction of a new product line, the appointment of a new management team, or an acquisition.
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.

ACCUMULATION PERIOD	PROSPECTUS	17

Variable investment options

Funds	Investment objectives	Typical investments
Fidelity VIP Investment Grade Bond Portfolio (Service Class 2)	High Level of current income consistent with the preservation of capital	Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Manages the fund to have similar overall interest rate risk to the Barclays Capital U.S. Aggregate Bond Index. Allocates assets across different market sectors and maturities. Invests in domestic and foreign issuers. Analyzes the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments. Potentially invests in lower-quality debt securities. Engages in transactions that have a leveraging effect on the fund. Invests in Fidelity’s central funds.
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s® MidCap 400 Index (S&P® MidCap 400)). Potentially invests in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. Invests in either “growth” stocks or “value” stocks or both.
Fidelity VIP Overseas Portfolio (Service Class 2)	Long-term growth of capital	Normally invests at least 80% of assets in non-U.S. securities, primarily common stocks. Investments are allocated across different countries and regions.
Franklin Income Securities Fund (Class 2 Shares)	Seeks to maximize income while maintaining prospects for capital appreciation	The fund normally invests in both equity and debt securities.
Mutual Shares Securities Fund (Class 2 Shares)	Seeks capital appreciation, with income as a secondary goal	The fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Franklin U.S. Government Fund (Class 2 Shares)	Seeks income	The fund normally invests at least 80% of its net assets in U.S. government securities.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return	The fund normally invests at least 80% of its net assets in investments of small capitalization companies.

18	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
Templeton Global Bond Securities Fund (Class 2 Shares)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	The fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Templeton Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth	The fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets
Invesco V.I. Core Equity Fund (Series II)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.
Invesco V.I. Global Real Estate Fund (Series II)	Total return through growth of capital and current income	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related insurers.
Invesco V.I. Mid Cap Core Equity (Series II)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies
Invesco Van Kampen V.I. Mid Cap Value Fund (Series II)	Above average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invests primarily in equity securities of companies traded on a U.S. securities exchange with capitalizations generally within the range of companies included in the Russell Midcap® Value Index
Invesco V.I. International Growth Fund	Long-term growth of capital	The Fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the Fund’s portfolio managers to have strong earnings growth. The Fund invests primarily in equity securities.
Invesco V.I. Small Cap Equity Fund	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of small-capitalization issuers
Invesco Van Kampen V.I. Comstock Fund	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment.

ACCUMULATION PERIOD	PROSPECTUS	19

Variable investment options

Funds	Investment objectives	Typical investments
MFS Growth Series (Service Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
MFS Utilities Series (Service Class)	Seeks total return	Invests at least 80% of the fund’s net assets in securities of issuers in the utilities industry. MFS primarily invests the fund’s assets in equity securities, but may also invest in debt instruments. MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.
MFS Value Series (Service Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Generally focuses on companies with large capitalization, but may invest in companies of any size.
Oppenheimer Capital Appreciation Fund/VA (Service Class)	Capital appreciation	Primarily common stocks of “growth companies” focusing mainly on large-cap and mid-cap domestic companies, but can buy foreign stocks as well
Oppenheimer Global Strategic Income Fund/VA (Service Class)	High level of current income	Under normal market conditions, invests at least 80% of its net assets (including any borrowings for investment purposes) in debt securities. Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies (commonly called “junk bonds.”)
Oppenheimer International Growth Fund/VA (Service Class)	Long-term growth of capital	Under normal market conditions, invests at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States
Oppenheimer Main Street Small Cap Fund/VA (Service Class)	Capital appreciation	Invests mainly in common stocks of small capitalization U.S. companies

20	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
PIMCO Low Duration Portfolio (Advisor Class)	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
PIMCO Real Return Portfolio (Advisor Class)	Maximum real return, consistent with preservation of real capital and prudent investment management	Under normal circumstances at least 80% of its net assets are invested in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements
PIMCO Total Return Portfolio (Advisor Class)	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Pioneer Cullen Value VCT Portfolio (Class II)	Capital Appreciation. Current Income is a secondary objective	Equity securities of medium- and large-capitalization companies
Pioneer Equity Income VCT Portfolio (Class II)	Current income and long-term growth of capital	Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers
Pioneer Fund VCT Portfolio (Class II)	Reasonable income and capital growth	The Portfolio invests predominantly in equity securities, primarily of U.S. issuers.
Pioneer Mid Cap Value VCT Portfolio (Class II)	Capital appreciation	Normally, invests at least 80% of its total assets in equity securities of mid-size companies.
Seligman Communications and Information Portfolio (Class 2)	Capital gain	Invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. May invest in companies of any size.
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments
Wells Fargo Advantage VT International Equity Fund (Class II)	Long-term capital growth and capital appreciation	The fund normally invests at least 80% of its assets in equity securities of foreign issuers.
Wells Fargo Advantage VT Small Cap Value Fund (Class II)	Long-term capital appreciation	The fund normally invests at least 80% of its net assets in small capitalization companies, which the Fund defines as companies with market capitalizations within the range of the Russell 2500® Index.

ACCUMULATION PERIOD	PROSPECTUS	21

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same advisor. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same advisor. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisors (or their affiliates) pay us compensation every year for administration or other expenses. Currently, these advisors include Invesco Advisers, Inc., Fred Alger Management, Inc., AllianceBernstein, L.P., BlackRock Advisors, LLC, Columbia Management Investment Advisers, LLC, Davis Selected Advisers, LP, Evergreen Investment Management Company, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Massachusetts Financial Services (“MFS”), Franklin Mutual Advisers, LLC, Oppenheimer Funds, Inc., PIMCO, Pioneer Investment Management, Inc., RiverSource Investments, LLC, Templeton Global Advisers Limited, Morgan Stanley Investment Management Inc. and RS Investment Management Co. LLC. This compensation ranges from 0.10% to 0.40% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds, including portfolios from Invesco, Alger, AllianceBernstein, BlackRock, Columbia, EULAV Asset Management, LLC, Evergreen, Fidelity, Franklin, Franklin Mutual, MFS, Oppenheimer, PIMCO, Pioneer, RiverSource, Templeton and RS Investments. Currently, the amount of 12b-1 fees ranges from 0.10% to 0.25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the funds. We may profit from these payments.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

The Funds’ investment advisors and their principal business addresses are shown in the table below.

Funds	Investment advisor and principal business address	Subadvisor	Subadvisor
RS Large Cap Alpha VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004

22	PROSPECTUS	ACCUMULATION PERIOD

Funds	Investment advisor and principal business address	Subadvisor	Subadvisor
RS High Yield VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Small Cap Growth Equity VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Global Natural Resources VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
Alger Capital Appreciation Portfolio (Class S)	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
AllianceBernstein VPS International Value Portfolio (Class B)	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105

ACCUMULATION PERIOD	PROSPECTUS	23

Funds	Investment advisor and principal business address	Subadvisor	Subadvisor
BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC (Adviser) 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Investment Management, LLC (Sub-adviser) 800 Scudders Mill Road Plainsboro, New Jersey 08536
BlackRock Global Allocation V.I. Fund (Class III)	BlackRock Advisors, LLC (Adviser) 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Investment Management, LLC (Sub-adviser) P.O. Box 9011 Princeton, New Jersey 08543-9011	BlackRock Asset Management U.K. Limited (Sub-adviser) 33 King William Street London EC4R 9AS England
BlackRock Large Cap Core V.I. Fund (Class III)	BlackRock Advisors, LLC (Adviser) 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Investment Management, LLC (Sub-adviser) P.O. Box 9011 Princeton, New Jersey 08543-9011
BlackRock Large Cap Value V.I. Fund (Class III)	BlackRock Advisors, LLC (Adviser) 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Investment Management, LLC (Sub-adviser) P.O. Box 9011 Princeton, New Jersey 08543-9011
Columbia Asset Allocation Fund, Variable Series (Class B)	Columbia Management Investment Advisers, LLC (Adviser) 100 Federal Street Boston, Massachusetts 02110	Nordea Investment Management North America, Inc. (Sub-adviser to a portion of the Fund) 437 Madison Avenue New York, New York 10022
Columbia Small Cap Value Fund, Variable Series (Class B)	Columbia Management Investment Advisers, LLC (Adviser) 100 Federal Street Boston, Massachusetts 02110
Columbia Small Company Growth Fund, Variable Series (Class B)	Columbia Management Investment Advisers, LLC (Adviser) 100 Federal Street Boston, Massachusetts 02110
Columbia Marsico 21st Century Fund, Variable Series (Class B)	Columbia Management Investment Advisers, LLC (Adviser) 100 Federal Street Boston, Massachusetts 02110	Marsico Capital Management, LLC (Sub-adviser) 1200 17th Street, Suite 1600 Denver, Colorado 80202
Columbia Marsico Growth Fund, Variable Series (Class B)	Columbia Management Investment Advisers, LLC (Adviser) 100 Federal Street Boston, Massachusetts 02110	Marsico Capital Management, LLC (Sub-adviser) 1200 17th Street, Suite 1600 Denver, Colorado 80202
Davis Financial Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109

24	PROSPECTUS	ACCUMULATION PERIOD

Funds	Investment advisor and principal business address	Subadvisor	Subadvisor
Fidelity VIP Investment Grade Bond Portfolio (Service Class 2)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Overseas Portfolio (Service Class 2)	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Franklin Income Securities Fund (Class 2 Shares)	Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906
Mutual Shares Securities Fund (Class 2 Shares)	Franklin Mutual Advisers, LLC (Franklin Mutual) 101 John F. Kennedy Parkway Short Hills, New Jersey 07078
Franklin U.S. Government Fund (Class 2 Shares)	Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024
Templeton Global Bond Securities Fund (Class 2 Shares)	Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906
Templeton Growth Securities Fund (Class 2 Shares)	Templeton Global Advisers Limited (Adviser) Lyford Cay Nassau, Bahamas	Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard, #38-03 Suntec Tower One Singapore 038987
Invesco V.I. Core Equity Fund (Series II)	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
Invesco V.I. Global Real Estate Fund (Series II)	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309	Invesco Asset Management Limited 30 Finsbury Square, London, EC2A 1AG, United Kingdom
Invesco V.I. Mid Cap Core Equity (Series II)	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
Invesco Van Kampen V.I. Mid Cap Value Fund (Series II)	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309

ACCUMULATION PERIOD	PROSPECTUS	25

Funds	Investment advisor and principal business address	Subadvisor	Subadvisor
Invesco V.I. International Growth Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco V.I. Small Cap Equity Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
Invesco Van Kampen V.I. Comstock Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
MFS Growth Series (Service Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Utilities Series (Service Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Value Series (Service Class)	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Oppenheimer Capital Appreciation Fund/VA (Service Class)	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281-1008
Oppenheimer Global Strategic Income Fund/VA (Service Class)	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281-1008
Oppenheimer International Growth Fund/VA (Service Class)	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281-1008
Oppenheimer Main Street Small Cap Fund/VA (Service Class)	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281-1008
PIMCO Low Duration Portfolio (Advisor Class)	PIMCO 840 Newport Center Drive Newport Beach, California 92660
PIMCO Real Return Portfolio (Advisor Class)	PIMCO 840 Newport Center Drive Newport Beach, California 92660
PIMCO Total Return Portfolio (Advisor Class)	PIMCO 840 Newport Center Drive Newport Beach, California 92660
Pioneer Cullen Value VCT Portfolio (Class II)	Pioneer Investment Management, Inc. 60 State Street Boston, Massachusetts 02109	Cullen Capital Management LLC (Sub-adviser) 645 Fifth Avenue New York, New York 10022

26	PROSPECTUS	ACCUMULATION PERIOD

Funds	Investment advisor and principal business address	Subadvisor	Subadvisor
Pioneer Equity Income VCT Portfolio (Class II)	Pioneer Investment Management, Inc. 60 State Street Boston, Massachusetts 02109
Pioneer Fund VCT Portfolio (Class II)	Pioneer Investment Management, Inc. 60 State Street Boston, Massachusetts 02109
Pioneer Mid Cap Value VCT Portfolio (Class II)	Pioneer Investment Management, Inc. 60 State Street Boston, Massachusetts 02109
Seligman Communications and Information Portfolio (Class 2)	Columbia Management Investment Advisers, LLC 100 Federal Street Boston, Massachusetts 02110
Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017
Wells Fargo Advantage VT International Equity Fund (Class II)	Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105
Wells Fargo Advantage VT Small Cap Value Fund (Class II)	Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105

ACCUMULATION PERIOD	PROSPECTUS	27

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of accumulation value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract owners.

You are responsible for choosing your investment options and the amounts allocated to each, or the asset allocation model (if you purchase a guaranteed lifetime withdrawal benefit rider – see Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider), that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including a Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as a Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through the contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

28	PROSPECTUS	ACCUMULATION PERIOD

FIXED-RATE OPTION

You can elect to invest net premium payments in the fixed rate option that may be available as an investment option under your contract. (However, for contracts issued in conjunction with applications dated on or after December 7, 2009, you may elect to invest up to a maximum of 25% of your initial and subsequent net premium payments into the fixed-rate option.) The fixed-rate option is not registered as a security under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. If you purchased your contract in conjunction with an application dated on or after December 7, 2009, you can allocate 25% of your initial and subsequent net premium payments to this option, subject to the conditions stated below. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets. As a result, the strength of our interest rate guarantee is based on the overall financial strength of GIAC. If GIAC suffered a material financial setback, the ability of GIAC to meet its financial obligations could be affected.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we are not obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We do not use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors.

The rate of interest we pay has not been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premium payments or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing, electronically or by telephone at our Customer Service Office. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

ACCUMULATION PERIOD	PROSPECTUS	29

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request that we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

•	At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

TRANSFERS

You can transfer money among variable

investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the variable investment options and the fixed-rate option. These transfers are subject to the following rules:

•	We reserve the right to limit the frequency of transfers to not more than once every 30 days;

•	We reserve the right to impose a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature. Amounts that have been in the fixed-rate option longest will be transferred out first.

•

For contracts issued in conjunction with applications dated on or after December 7, 2009, no transfer into the fixed-rate option can be effected if, immediately subsequent to such transfer, the allocation to the fixed-rate option would be greater than 25% of the contract’s accumulation value on the immediately prior valuation date.

•	The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option as of the last contract anniversary, or
–	the amount equal to the largest transfer made during the previous contract year out of the fixed-rate option for your contract.

30	PROSPECTUS	ACCUMULATION PERIOD

•

Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received transfer instructions from you, in good order, at our Customer Service Office.

•

If you have selected the GLWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

You must clearly specify in your transfer request the amount to be transferred and the names of the investment options that are affected. We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order at our Customer Service Office. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 pm, you will receive the next day’s unit values.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. We must receive transfer instructions in good order at least 15 days before the due date of the first variable annuity payment to which the transfer will apply. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contract owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contract owner to engage in frequent transfer activity. This contract is not designed for use by individuals or other entities that engage in “market timing” or other types of frequent trading, unusually large transfers, short-term trading, or programmed transfers. If you wish to engage in such strategies, do not purchase this contract.

ACCUMULATION PERIOD	PROSPECTUS	31

Deterrence. If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contract owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contract owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We also may restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to transfer restrictions because of the actions of your investment advisor in providing those services. The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contract owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number

32	PROSPECTUS	ACCUMULATION PERIOD

of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contract owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contract owners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

Underlying Fund Frequent Trading Policies. The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contract owners should be aware that we may not have the contractual obligation or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

Omnibus Orders. You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The

You should be aware that we have entered into a written agreement with each Fund or its principal underwriter that obligates us to provide the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who have been identified by the Fund as having engaged in transactions that violate the disruptive trading policies established for that Fund.

ACCUMULATION PERIOD	PROSPECTUS	33

Surrenders and

withdrawals

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Your ability to withdraw or surrender may be limited by the terms of your qualified plan.

omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND WITHDRAWALS

During the accumulation period and while all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and withdrawals must be received in good order at our Customer Service Office. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you at our Customer Service Office. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a withdrawal, we will cash additional units to cover these charges unless you instruct us to do otherwise. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash accumulation units in the following order:

•	all accumulation units attributable to the variable investment choices; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

34	PROSPECTUS	ACCUMULATION PERIOD

Withdrawals reduce your accumulation value and your death benefit, and may reduce the value of any guarantees provided by optional benefit riders. Your ability to withdraw or surrender may be limited by the terms of a qualified plan.

Free Withdrawal Amount. Each contract year, you are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot be taken as free amounts in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Calculating the Contingent Deferred Sales Charge for a Withdrawal. For the purpose of calculating the contingent deferred sales charge and to minimize the applicable contingent deferred sales charge, we assume that any amount withdrawn during a contract year will be withdrawn in the following order:

•

from earnings, which, on any valuation date equals the accumulation value on that date, less the total net premiums that have not been previously withdrawn. Note, however: Any amounts withdrawn as part of the Free Withdrawal Amount will not reduce the total net premiums in the calculation of earnings;

•	from net premiums that are no longer subject to a contingent deferred sales charge;

•	from the Free Withdrawal Amount; and

•	from Chargeable Premiums on a first-in-first-out basis (i.e., the oldest Chargeable Premium will be withdrawn first).

Calculating the Contingent Deferred Sales Charge for a Surrender. If you surrender the contract, the contingent deferred sales charge is equal to the contingent deferred sales charge percentage applicable to each Chargeable Premium multiplied by that Chargeable Premium.

Please note:

•	If you surrender the contract and Chargeable Premiums exceed accumulation value, then we will calculate the contingent deferred sales charge based on the full amount of Chargeable Premiums.

•

If the contract has been continued under spousal continuation, then all net premiums made before spousal continuation will be treated as not subject to a contingent deferred sales charge and will be withdrawn first, followed by any premium payments made after spousal continuation.

Systematic Withdrawals. You may request a schedule of systematic withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective typically on the 21st of

ACCUMULATION PERIOD	PROSPECTUS	35

the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, contingent deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

If we receive your surrender or withdrawal request in good order at our Customer Service Office before the end of a valuation date, then we will process your request based on accumulation unit values determined at the end of that valuation date. If we receive your surrender or withdrawal request in good order at our Customer Service Office at or after the end of a valuation date or on a day that is not a valuation date, then we will process your request based on accumulation unit values determined at the end of the next valuation date. We will send you your payment within seven days of receiving a request from you in good order at our Customer Service Office. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Inactive Contracts

We may cancel the contract and pay the owner the accumulation value in one sum, if, before the annuity commencement date:

•	no premium payments are made for 2 consecutive years;
•	the total amount of premium payments made, less any withdrawals, is less than $2,000;

•	the accumulation value on or after the end of such 2 year period is less than $2,000; and

•

we notified you in writing that this contract is inactive and subject to termination and, 6 months after the date of such notice, you have not made any premium payments to bring either your total premium payments less withdrawals or your accumulation value to $2,000.

The proceeds paid to an owner may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Assigning contract interests

If the contract is a qualified contract, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

36	PROSPECTUS	ACCUMULATION PERIOD

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing. If you decide to purchase an optional Guaranteed Lifetime Withdrawal Benefit (GLWB) rider, you are not able to participate in the following dollar cost averaging programs. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for more information about the optimal GLWB dollar cost averaging program.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We will give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (including the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at our Customer Service Office at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 24 or 36 months. Your total accumulation value at the time generally must be at least $10,000. Transfers will be made in the amounts you designate

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

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and must be at least $100 per receiving investment option. Transfers may not continue beyond the Annuity Commencement Date.

Please note that dollar cost averaging from the fixed rate option or into the fixed rate option is not available at this time for contracts issued in conjunction with applications dated on or after December 7, 2009. GIAC may elect, in its sole discretion, to make this option available to these contracts in the future.

You can discontinue the dollar cost averaging program at any time. Assets remaining in the fixed rate option are subject to the transfer restrictions noted above (see “Transfers”.)

Additionally, we offer enhanced dollar cost averaging programs (referred to as “Dollar Cost Averaging Plus”) if you elect to allocate your initial premium to a dollar cost averaging account for either the 6 or 12 transfer program at the time your contract is issued; premium payments received after your initial premium will not be included in the account for an enhanced dollar cost averaging program. The first transfer occurs on the issue date of the contract, and the remaining transfers occur on each monthly contract anniversary (or on the next Valuation Date if the monthly contract anniversary is not a Valuation Date) until the program’s conclusion. The last transfer consists only of the accumulated interest. Amounts allocated to the enhanced dollar cost averaging programs will be invested as follows:

•	For the 6 transfer program –

–	1/5th of the net premium allocated to the enhanced dollar cost averaging program will be invested immediately in the contract owner’s chosen allocation percentages.

–	Thereafter, 1/5th of the net premium allocated to the enhanced dollar cost averaging program will be invested on the first day of each of the next 4 contract months in the contract owner’s elected allocation percentages.

–	On the fifth monthly contract anniversary, the interest accrued through that date will be invested.

•	For the 12 transfer program –

–	1/11th of the net premium allocated to the enhanced dollar cost averaging program will be invested immediately in the contract owner’s chosen allocation percentages.

–	Thereafter, 1/11th of the net premium allocated to the enhanced dollar cost averaging program will be invested in the contract owner’s elected allocation percentages on the calendar day of each of the next 10 months that corresponds to the contract issue date (or, if there is no corresponding date in a subsequent month, on the last day of that month).

–	On the eleventh monthly contract anniversary, the interest accrued through that date will be invested.

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Enhanced dollar cost averaging programs will terminate on the earliest of: the Valuation Date we receive your request for termination in Good Order at our Customer Service Office; or the Annuity Commencement Date; or the date the Basic Contract is surrendered; or the date the elected number of transfers is complete. Please note: If an enhanced dollar cost averaging program terminates before all amounts have been transferred out of your dollar cost averaging account, then the remaining amount will be allocated to the investment options according to your allocation instructions in effect at that time for the Basic Contract.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings from the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. All orders must be submitted electronically, via our website, www.guardianinvestor.com. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a valuation date before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) the order will be established on the date it is submitted. If an AT order is submitted to our Customer Service Office in good order on a valuation date after the close of the New York Stock Exchange or if it is submitted on a day that is not a valuation date, the order will be established on the next valuation date.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next valuation date. The AT will be processed on the next valuation date using that next valuation date’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT

ACCUMULATION PERIOD	PROSPECTUS	39

order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next valuation date. You will have an opportunity to cancel the AT, electronically via our website, up until the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before the close of trading on the New York Stock Exchange on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria have been met and an AT has been scheduled to be processed on the next valuation date. We cannot guarantee that you will receive this e-mail before the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date precedes the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occurs: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

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•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) your accumulation value in a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria have been met.

When an Automated Alert meets the criteria you specified, we will send an e-mail notification to you at the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. We cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive the e-mail notification, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in good order at our Customer Service Office. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable; or

•	the Securities and Exchange Commission by order so permits for the protection of security holders.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to accept premium payments or to process any request for a surrender, withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

ACCUMULATION PERIOD	PROSPECTUS	41

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose cannot be later than the contract anniversary immediately following the annuitant’s 95th birthday. (In New York, the annuity commencement date cannot be later than the contract anniversary immediately following the annuitant’s 90th birthday.) Please note that this date may be determined by the retirement plan under which your annuity contract was issued. Once annuity payments begin, you may not change: the annuitant; the payout option; the guaranteed period under the chosen payout option; or the survivor percentage in either the fixed or variable joint and survivor annuity payment options (see options V-3 and F-3 below).

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and age of the annuitant at the birthday nearest the date annuity payments are to begin,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments will not be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

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We will make annuity payments once a month, or on another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

PAYEE

Unless you request otherwise, the payee of any annuity payments will be the first among the following who is living at the time the payment is to be made:

•	any surviving owner or joint owner; if none, then

•	any surviving primary beneficiary; and, if none, then

•	any surviving contingent beneficiary.

If no payees are living and a guaranteed annuity payout period has not ended, then the present value of any remaining annuity payments will be paid to the estate of the last remaining payee.

ANNUITY PAYOUT OPTIONS

You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available under the contract; we will make annuity payments to you if the annuitant is living and the contract is in force on the Annuity Commencement Date. You can make your choice of annuity payout option at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

Before the annuity commencement date, the owner(s) may elect to restrict certain rights any beneficiary may have under the contract in the event that the contract owner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contract owner and/or annuitant.

We must receive written notice that you elect to apply the above restrictions. Such notice must be received at our Customer Service Office, in good order and in a form satisfactory to us, before the annuity commencement date. Once elected, only the contract owner on record as of the annuity commencement date can revoke this election, and once it

ANNUITY PERIOD	PROSPECTUS	43

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

is revoked, it cannot be reinstated. Any existing elections will be canceled in the event of a change of ownership or the addition of a new owner of a contract.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment can vary.

We make a variety of payout options available for you to choose from. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period for payments based on amounts in the variable investment options. (Payments based on amounts in any fixed rate option that may be attached to your contract will be made monthly under Fixed Annuity Payout Option F-2, with a guaranteed period of 10 years. See Fixed-Rate Annuity Payout Options, below.) You may change to another option if you wish, provided you do so before we begin processing your first annuity payment.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3.5% or 5%, if allowed by applicable law or regulation, before we start making payments to you. Once an assumed investment return is chosen, it cannot be changed. If no choice is made, an effective annual interest rate of 3.5 % will be used as the assumed investment return. (In New York and Oregon, the 5% assumed investment return is not available.)

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

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•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. Payments stop when the annuitant dies. Therefore, if the annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of the annuitant. Upon the annuitant’s death, we will pay the balance of the annuity payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the payee’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the number of annuity units in the variable payout option while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of either annuitant.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years.

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The number of years will equal 100 minus the annuitant’s age on the birthday nearest the annuity commencement date when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received at our Customer Service Office and in good order, the payee can: (i) elect to be paid the present value of the remaining annuity payments in a lump sum; or apply the present value of any remaining unpaid annuity payments to the Life Annuity without Guaranteed Period annuity payout option and receive variable annuity payments under that annuity payout option.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments (unless the owner indicates otherwise in a signed written notice received in good order at our Customer Service Office). If a withdrawal is requested, then we will liquidate annuity units in the amount necessary to meet the amount of the request. As a result, there will be fewer remaining annuity units, which (in turn) will lower the amount of money you receive in future income payments, and the value of your remaining future payments will decrease. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•

One withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and each remaining monthly payment must be at least $20.

•	A full withdrawal would terminate the Basic Contract.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the owner for additional instructions. If we do not receive (in good order at our Customer Service Office) revised instructions that comply with the third condition within five business days of the original request, then we will pay you the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments may have tax consequences and may be subject to a contingent deferred sales charge and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after annuity payments have begun may be reduced by a contingent deferred sales charge.

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The contingent deferred sales charge for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note:

•

The cumulative dollar amount of contingent deferred sales charges assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the Basic Contract is not available for amounts withdrawn following the Annuity Commencement Date.

•	Option V-4 may have special tax consequences, including –

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts

ANNUITY PERIOD	PROSPECTUS	47

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments To Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

received as withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option V-4. Other rules may apply to withdrawals from qualified contracts that elect Option V-4.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.” For fixed annuity payment options, each $1,000 of accumulation value is multiplied by the greater of: (i) the current fixed annuity rate in effect on the annuity commencement date applicable to the payout option elected; or (ii) the guaranteed fixed annuity rate for the payout option elected.

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. Payments stop when the annuitant dies. Therefore, if the annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of the annuitant. Upon the annuitant’s death, we will pay the balance of the annuity payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the payee’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the payment in effect while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the

48	PROSPECTUS	ANNUITY PERIOD

annuitant and joint annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of either annuitant.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years. The number of years will equal 100 minus the annuitant’s age on the birthday nearest the annuity commencement date when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 1.5%.

If the annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received at our Customer Service Office and in good order, the payee can: (i) elect to be paid the present value of the remaining annuity payments in a lump sum; or (ii) apply the present value of any remaining unpaid annuity payments to the Life Annuity without Guaranteed Period annuity payout option and receive fixed annuity payments under that annuity payout option.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

OPTION F-5 – Payments for a Period Certain

We make fixed monthly payments for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us, which we guarantee will not be less than 1.5%. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

If the annuitant dies during the payment period, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received in good

ANNUITY PERIOD	PROSPECTUS	49

order at our Customer Service Office, the payee may elect to be paid the present value of the remaining annuity payments in a lump sum. The interest rate used to compute the present value of any remaining payments will be the same rate that was used to determine the first monthly annuity payment. If the payee dies while receiving such payments, we will pay the present value of the remaining payments to the payee’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information about the tax consequences of electing this annuity payout option.

Withdrawals under Options F-4 and F-5

Unless the owner indicates otherwise in a signed written notice received in good order at our Customer Service Office, under Options F-4 and F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in any future payments. A surrender would terminate the basic contract. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•

One withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and the each remaining monthly payment must be at least $20.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the owner for additional instructions. If we do not receive (in good order at our Customer Service Office) revised instructions that comply with the third condition within five business days of the original request, then we will pay you (or the beneficiary in the event that you are no longer living) the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments under Option F-4 or F-5 may have tax consequences and may be subject to a contingent deferred sales charge and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first

50	PROSPECTUS	ANNUITY PERIOD

determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after annuity payments have begun may be reduced by a contingent deferred sales charge. The contingent deferred sales charge for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

Please note:

•

The cumulative dollar amount of contingent deferred sales charges assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the Basic Contract is not available for amounts withdrawn following the Annuity Commencement Date.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis as set forth in

ANNUITY PERIOD	PROSPECTUS	51

the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Option F-4 or F-5.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3% or 1.5%, depending on what rate is required in your state.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information.

52	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

Death of an Owner before the Annuity Commencement Date

We will pay a death benefit upon receipt, in good order at our Customer Service Office, of due proof of the death of any owner before the annuity commencement date. If the owner is a non-natural owner, the death of the annuitant will be treated as the death of an owner for purposes of determining whether a death benefit is payable.

The death benefit is payable first to:

•	any surviving owner or joint owner, if none, then

•	any surviving primary beneficiary, if none, then,

•	any surviving contingent beneficiary, if none then

•	to the owner’s estate.

Unless otherwise provided, to receive the death benefit, the party above must be living on the earlier of:

•	the date we receive due proof of death in good order at our Customer Service Office; or

•	the 15th day after the date of death.

Multiple Beneficiaries. If there is more than one beneficiary, then we will calculate the death benefit for each beneficiary’s portion of the death benefit proceeds when we receive at our Customer Service Office due proof of death in good order as well as that beneficiary’s settlement instructions. We then will pay out that beneficiary’s portion of the death benefit proceeds or apply the amount of such proceeds to an annuity payout option according to instructions from the beneficiary. In the case of multiple beneficiaries, the amount payable for a beneficiary will fluctuate based on the performance of the investment options in which accumulation value is allocated until we receive settlement instructions from that beneficiary. This means that each beneficiary can receive a different death benefit amount even when all beneficiaries have been designated to share equally in the death benefit proceeds.

Calculation of Death Benefit. If we receive due proof of death in good order at our Customer Service Office before the end of a valuation date, we will calculate the death benefit based on the accumulation value determined at the end of that valuation date. If we receive due proof of death in good order at our Customer Service Office at or after the end of a valuation date (or on a day other than a valuation date), then we will calculate the death benefit based on the accumulation value determined at the end of the next valuation date. We will pay the death benefit to the appropriate beneficiary or beneficiaries (or surviving joint owner(s), if applicable) after we receive due proof of death in good order. We then will have no further obligation under the contract.

Death benefits

We will pay a death benefit upon receipt of due proof of death of any owner. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the special requirements outlined below.

OTHER CONTRACT FEATURES	PROSPECTUS	53

Amount of Death Benefit. The amount of the death benefit will be the greater of:

•	the accumulation value as of the end of the valuation date on which we receive due proof of death in good order, less any annuity taxes, or

•

the total amount of premiums paid, less any adjusted amount for each withdrawal and any contingent deferred sales charges thereon, and any annuity taxes. (The adjusted amount for each withdrawal is determined by: (i) dividing the amount of each withdrawal, including any applicable contingent deferred sales charge and any applicable annuity taxes, by the accumulation value immediately before that withdrawal; and (ii) multiplying that result by the death benefit immediately before the withdrawal.)

If the adjusted amount of the withdrawal is less than the dollar amount of that withdrawal, then the total amount of premiums paid will be reduced by the dollar amount of the withdrawal instead of the adjusted amount for that withdrawal.

In the event of a change in the owner or an annuitant on whom a death benefit would be payable, the death benefit will be reset to the accumulation value as of the end of the valuation date on which the change in owner or annuitant becomes effective, less any applicable annuity taxes. Thereafter, the amount of the death benefit payable will be:

•	increased by the total amount of premiums paid following the valuation date on which the change in owner or annuitant becomes effective, minus

•

an adjusted amount for each withdrawal made following the valuation date on which the change in owner or annuitant becomes effective, including any contingent deferred sales charges paid thereon and any applicable annuity taxes.

Distribution of Death Benefit Proceeds: We generally will pay the death benefit in a lump sum. A beneficiary (or surviving joint owner, if applicable) who is entitled to a death benefit may defer payment of this sum for up to five years from the date of death.

Instead of a lump sum payment, the beneficiary or surviving joint owner, as the case may be, may elect to have the death benefit distributed over his or her life, or to one of the annuity payout options that contain a life contingency where the applicable guaranteed period does not extend beyond life expectancy. However, this election must be made and distributions must commence within one year of the date of death. If the election to receive annuity payments is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract will be fully distributed within 5 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. We must receive notification of the choice of alternative payout option at our Customer Service Office at least three business days before we pay out the death benefit proceeds and within one year of the date of death.

54	PROSPECTUS	OTHER CONTRACT FEATURES

If a lump sum payment is deferred or an annuity payout option is elected and the death benefit proceeds exceed the accumulation value as of the end of the valuation date we received due proof of death in good order, then we will credit this difference to the variable investment options in accordance with the allocation instructions in effect at that time (or the model allocation if a guaranteed lifetime withdrawal benefit has been elected).

You may designate that a beneficiary is to receive the death benefit proceeds either through an annuity for life or over a period that does not exceed the life expectancy of that Beneficiary. Such designation must be made in writing in a form acceptable to us, and may only be revoked in your written notice received at our Customer Service Office in good order. Upon your death, the beneficiary cannot revoke or modify any designation you made on how the death benefit proceeds are to be paid.

Upon the death of any owner, ownership of the contract before the full distribution of the death benefit proceeds will pass as follows:

•	any surviving owner or joint owner, if none then

•	any surviving primary beneficiary, if none then

•	any surviving contingent beneficiary, if none then

•	the owner’s estate.

Upon the death of an annuitant if the owner is a non-natural owner, the non-natural owner will retain ownership of this contract before the full distribution of the death benefit proceeds.

A non-spousal beneficiary (or any surviving joint owner) that is entitled to a death benefit has the right to elect another beneficiary to receive the death benefit proceeds in the event of his or her death before the full distribution of the proceeds.

Death of an Owner on or after the Annuity Commencement Date

If any owner dies on or after the annuity commencement date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the following rules:

•

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death. These distribution requirements will be satisfied if any

OTHER CONTRACT FEATURES	PROSPECTUS	55

portion of the deceased contract owner’s interest: is payable to, or for the benefit of, any new contract owner, and will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

•

If your spouse is the only primary beneficiary (or the sole surviving joint owner) when you die, then your surviving spouse may be able to elect (or may be deemed to have elected) to continue the contract. For more information, see Spousal Continuation below.

•	If a beneficiary is not a natural person, the beneficiary must elect that the entire death benefit be distributed with five years of your death.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation only if: an owner dies before the annuity commencement date; the deceased owner’s spouse, under federal law, is the sole joint owner or the sole surviving primary beneficiary (or, in the case of joint owners, the surviving spouses are the only concurrent beneficiaries, or the surviving spouse is the designated beneficiary) on the date of such owner’s death. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

We must receive notice of election of spousal continuation by the 90th day after we receive due proof of death (of the owner) in good order at our Customer Service Office. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

If the contract is continued under spousal continuation and the death benefit proceeds that would have been paid upon an owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit an amount equal to the difference between the death benefit proceeds and the accumulation value to the investment options under the contract in accordance with your allocation instructions at that time (or the model allocation if a guaranteed lifetime withdrawal benefit has been elected). If applicable, the surviving spouse will become the new owner and will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value as of the end of the valuation date we received, in good order at our Customer Service Office, due proof of death of the surviving spouse.

If the annuitant is changed under spousal continuation, then the annuity commencement date will be the new annuitant’s 95th birthday, unless an

56	PROSPECTUS	OTHER CONTRACT FEATURES

earlier date is otherwise elected by the owner. If the contract is surrendered or a withdrawal is made after spousal continuation, then all net premium payments made before spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to contingent deferred sales charges will apply to the withdrawal or surrender of any Chargeable Premium payments made after spousal continuation.

ENHANCED DEATH BENEFIT RIDERS

When you buy your contract, you can choose to buy an enhanced death benefit rider, provided that the owner(s) is/are under age 76 on your contract issue date. If a death benefit is payable and an enhanced death benefit rider is in force, the beneficiary will receive the greater of either the death benefit described above or the enhanced death benefit. You should consult your tax adviser before selecting an enhanced death benefit rider. These riders may not be available in your state.

Highest Anniversary Value Death Benefit Rider

Under this rider, a death benefit is payable upon the death of any owner (or, in the event of a non-natural owner, the annuitant), and a surviving spouse that continues the basic contract in accordance with the spousal continuation provision, who is under age 76. This rider provides for an enhanced death benefit equal to the greater of:

•	the death benefit under the contract without any optional riders (i.e., the Basic Contract); or

•	the highest anniversary value enhanced death benefit, less any annuity taxes as of the end of the valuation date on which we receive due proof of death in good order.

We must receive proof of death in good order at our Customer Service Office before the annuity commencement date for a benefit to be earned.

On the contract issue date, the highest anniversary value death benefit (“HAVDB”) is the initial premium payment. The HAVDB will increase by the amount of any additional premium payments. On each annual contract anniversary up to and including the one immediately following the older owner’s 80th birthday (or the annuitant’s 80th birthday if there is a non-natural owner), the HAVDB will equal the greater of the current HAVDB or the accumulation value of the basic contract on that contract anniversary date. The HAVDB will decrease by an adjusted withdrawal amount whenever a withdrawal is made under the basic contract. The adjusted withdrawal amount is determined by dividing the amount of each withdrawal (including any applicable contingent deferred sales charges and annuity taxes) by the accumulation value immediately before that withdrawal, and then multiplying that result by the HAVDB immediately before the withdrawal. If the adjusted withdrawal amount is less than the dollar amount of the withdrawal, then the HAVDB will be reduced by the dollar amount of the withdrawal instead of the adjusted withdrawal amount. The HAVDB will be distributed in the same manner as the death benefit under the basic contract. We deduct a daily charge for this rider based on an annual rate of 0.40% of the net assets of your variable investment options.

OTHER CONTRACT FEATURES	PROSPECTUS	57

If there is a change of owner (or, if the owner is a non-natural person, a change in annuitant) under the terms of the Basic Contract, other than as a result of the exercise of a spousal continuation, then the HAVDB will be set to equal the accumulation value on the Valuation Date that the change in owner is effective. Any premium payments made and withdrawals taken after the effective date of this change will change the HAVDB in the manner described above.

If a surviving spouse elects to continue the Basic Contract under spousal continuation, and the HAVDB that would have been paid under the Basic Contract upon the owner’s death exceeds the accumulation value at that time of the owner’s death, then we will credit this difference to investment options in accordance with the current allocation instructions under the Basic Contract. If the HAVDB that would have been paid is less than the accumulation value at the time of the owner’s death, then we will increase the HAVDB to equal the accumulation value. Thereafter, we will calculate the HAVDB as described above.

This rider can only be elected at contract issue, and all owners under the contract must be under age 76. If the owner is a non-natural person, then the annuitant must be younger than age 76. To be eligible to continue the rider, a continuing spouse must be eligible to continue the basic contract under the spousal continuation provisions of the basic contract (see Spousal Continuation above), and the continuing spouse must be younger than age 76 on the effective date of the spousal continuation.

This rider terminates on the earliest of the following:

•

the date that a death benefit is paid under this rider or under the Basic Contract upon proof of death in good order of the first owner, if the Basic Contract and this rider are not continued by an eligible spouse;

•

the date that a death benefit is paid under this rider or under the Basic Contract upon proof of death in good order of the surviving spouse who has continued the Basic Contract and this rider after the death of the first owner;

•	the date that the Basic Contract terminates;

•	the annuity commencement date; or

•	upon a change in ownership and the new owner is age 76 or older.

You may not reinstate this rider once it terminates.

The highest anniversary value death benefit rider is available only in states where it has been approved and where we are continuing to offer it. Please ask your sales agent or call our Customer Service Office for information about the availability of this enhanced death benefit rider in your state. Please note: You can elect the highest anniversary death benefit rider in conjunction with the earnings benefit rider available under the contract (except when this contract is available in New Jersey, where you must elect one or the other), but you cannot select this rider in combination with the guaranteed lifetime withdrawal benefit rider (see Guaranteed Lifetime Withdrawal Benefit below).

58	PROSPECTUS	OTHER CONTRACT FEATURES

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider if you are under age 76. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options. You may not allocate any premium payments or transfer any accumulation value to the fixed-rate option if you have selected this rider.

When this rider is in force and before the annuity commencement date, any death benefit payable under the contract can be increased by an earnings benefit amount equal to a percentage (the “earnings benefit percentage”) of the excess, if any, of (i) the accumulation value of the Basic Contract on the date we receive, in good order at our Customer Service Office, due proof of death of the first owner to die, over (ii) adjusted premiums. (For purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any withdrawals and any applicable deferred sales charges and annuity taxes.) Each time you make a withdrawal, we will reduce the total amount of net premiums in the lesser of the same proportion that the accumulation value of the Basic Contract is reduced on the date of the withdrawal or the dollar amount of the withdrawal. The proportion is determined by dividing (i) the dollar amount withdrawn plus any applicable contingent deferred sales charges and annuity taxes by (ii) the accumulation value immediately before the withdrawal.

Currently, if the older owner is 69 or younger when we issue the contract, then the earnings benefit will be 40% of earnings (i.e., the accumulation value minus the adjusted premiums) at the time of that owner’s death; and if the older owner is between the ages of 70 and 75 when we issue the contract, then the earnings benefit will be 25% of earnings upon that owner’s death. Please note: The amount of the earnings benefit will never exceed the earnings benefit percentage set forth in your contract multiplied by the adjusted premiums.

Spousal Continuation.

Your spouse may continue a contract with the earnings benefit rider upon your death only if:

•	your spouse is the joint owner or sole primary beneficiary of the contract;

•	your surviving spouse chooses to continue the contract and become the annuitant and owner; and

•	your surviving spouse has not reached age 76 at the time the contract is continued.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Consult a tax adviser.

If your spouse elects to continue this rider upon your death, then the accumulation value of the contract will be equal to: (i) the death benefit

OTHER CONTRACT FEATURES	PROSPECTUS	59

then payable under the Basic Contract and under any applicable riders, other than the earnings benefit rider, that offer enhanced death benefits, plus (ii) any benefit payable under the earnings benefit rider on the date of death of the first owner to die. The amount of any earnings benefit will be credited in accordance with the current allocation instructions under the contract. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the Earnings Benefit Rider and/or the Highest Anniversary Death Benefit Rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

If your surviving spouse elects to continue the contract and this rider is in effect, then any death benefit of the basic contract payable upon the death of the surviving spouse before the annuity commencement date will be increased by the earnings benefit on the surviving spouse’s date of death. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating:

(A)	The amount of adjusted premiums as of your surviving spouse’s death – This amount is the accumulation value at the time your spouse continued the contract, adjusted by (i) adding any net premiums contributed to the contract after your death (i.e., after spousal continuation) and (ii) proportional reductions for withdrawals (as explained below) taken from the contract after your death.

and

(B)	The accumulation value as of the death of your surviving spouse, minus (A), the amount described immediately above.

Currently, if your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the result of (B) above; and if your spouse is between ages 70 and 75 upon your death, the beneficiaries will receive 25% of the result of (B).

In summary, if your surviving spouse dies before the annuity commencement date, we will calculate whether a second earnings benefit is payable based on a percentage (the “spousal earnings benefit percentage”) of earnings from the time of your death until your spouse’s death (i.e., the amount described in (B) above). Please note: The earnings benefit payable upon the death of your surviving spouse may not exceed the spousal earnings benefit percentage set forth in your contract multiplied by the amount of adjusted premiums as of the death of your surviving spouse (as explained in (A) above).

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider.

60	PROSPECTUS	OTHER CONTRACT FEATURES

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the Basic Contract terminates;

•	the annuity commencement date;

•	the date a death benefit is paid under this rider and the Basic Contract is not continued under spousal continuation;

•	the date a death benefit is paid under this rider and the Basic Contract is continued under spousal continuation and the spouse is older than 75 on the date that the Basic Contract is continued;

•	the date a death benefit is paid under this rider upon the death of a spouse who continued the Basic Contract under spousal continuation;

•

the date an owner (or annuitant, if there is a non-natural owner) is changed after the effective date of the rider, unless the change is the result of a surviving spouse’s decision to continue the Basic Contract and this rider. GIAC may elect, in its sole discretion, not to enforce its right to terminate the rider in this instance.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

Important Information about the Earnings Benefit Rider:

•

You will receive the earnings benefit only if there is investment growth (or “earnings”) in your accumulation value at the time of the owner’s death; otherwise we will not pay any earnings benefit under the rider.

•

Withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the owner’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

Federal tax law may require you to take distributions before death under qualified contracts other than Roth IRAs, reducing or eliminating the benefit otherwise provided by the Earnings Benefit Rider. Consult a tax adviser before purchasing the Earnings Benefit Rider with a qualified contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, unless such change is the result of a surviving spouse’s continuation of the contract and this rider, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

•	While this rider is in effect, you may not allocate premium payments or transfer any of your accumulation value to the fixed-rate option.

OTHER CONTRACT FEATURES	PROSPECTUS	61

•

You can select this rider in combination with the Highest Anniversary Value Death Benefit Rider (except when this contract is available in New Jersey, where you must elect one or the other), but you cannot select this rider if you select the Guaranteed Lifetime Withdrawal Benefit Rider .

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $10,000 ($5,000 for qualified contracts) or more, unless GIAC agrees otherwise. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Single life with 7% annual minimum guarantee and step-ups (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Spousal with 7% annual minimum guarantee and step-ups (available only in New York)
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older unless GIAC agrees otherwise. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation

62	PROSPECTUS	OTHER CONTRACT FEATURES

requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $6,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. If the contractowner is a natural person, then the primary covered person must be the contractowner. The secondary covered person is the primary covered person’s legally married spouse or a partner with the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal, the date the rider enters the settlement phase or the annuity commencement date. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore spousal continuation is not available to a surviving civil union partner or a spouse in a same sex marriage. Please consult your tax adviser before purchasing a GLWB rider if you are in a civil union or same sex marriage.

OTHER CONTRACT FEATURES	PROSPECTUS	63

increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the accumulation value of the basic contract, pursuant to an owner request, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

If you have selected the Guardian Target 300 version of this rider, we will not accept premium payments that exceed $2 million, in the aggregate, in the first contract year. On or after the first contract anniversary, we will not accept additional premium payments in a given year, without

64	PROSPECTUS	OTHER CONTRACT FEATURES

our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	1.35% of the adjusted GWB (not available in New York)
Guardian Target 200	1.10% of the adjusted GWB
Guardian Target Future	1.00% of the adjusted GWB (available only in New York)
Guardian Target Now	0.90% of the adjusted GWB

Spousal Options

Guardian Target 300	1.65% of the adjusted GWB (not available in New York)
Guardian Target 200	1.30% of the adjusted GWB
Guardian Target Future	1.25% of the adjusted GWB (available only in New York)
Guardian Target Now	1.00% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target

OTHER CONTRACT FEATURES	PROSPECTUS	65

300 and Guardian Target 200 and Guardian Target Future and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $6,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $6,250.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000–$8,000 equals $67,000
GWB	$125,000

The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

Thus, the new GWB equals the lesser of $75,000–$8,000 ($67,000) or $125,000–$8,000 ($117,000).

The new GWB equals $67,000.

GWA	$6,250	The new GWA is the GWB immediately after the withdrawal times 5%.* The new GWA is equal to $67,000 x 5% ($3,350). The new GWA equals $3,350.

*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 67 below.

66	PROSPECTUS	OTHER CONTRACT FEATURES

On each quarterly contract anniversary prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). When the dollar amount of a rider fee increases for any reason, the contractowner will not receive advance notice of this increase in the rider fee due to step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (10th and 15th contract anniversaries for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

OTHER CONTRACT FEATURES	PROSPECTUS	67

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•

the cumulative guarantee percentage (200% and 300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the total of all premiums received at our customer service center during the first 90 days of the basic contact beginning with and including the issue date of the basic contract; plus

•	any premium payments received on or after the first 90 days of the basic contract.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $4,280 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $4,280 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $4,280 or $95,720.	N/A	The GWB is $107,000 minus $4,280 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 4%* or $4,280.
Second contract anniversary	$95,720	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $102,720 since there is no applicable annual minimum guarantee amount.	The GWA remains $4,280 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$95,720	The annual minimum guarantee amount is $102,720 + ($95,720 x 7%) or $109,420.40.	The GWB is the greater of $102,720 or $109,420.40. The new GWB is $109,420.40.	The GWA equals the greater of $4,280 or $109,420.40 x 4%* ($4,376.82). Thus, the new GWA equals $4,376.82.

*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 67 below.

68	PROSPECTUS	OTHER CONTRACT FEATURES

GIAC requires that certain withdrawals under this rider require you to return to us a properly executed withdrawal form, which we will provide to you upon your request. If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 401(k) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal, the date the rider enters the settlement phase (described below), or the annuity commencement date. The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal or upon entering settlement phase	Applicable lifetime withdrawal percentage
59 & under	3%
60 – 64	4%
65 – 79	5%
80+	6%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	69

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the optional death benefits that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

You may only elect an optional death benefit under this rider as of the issue date of the contract. You may not add, change or terminate an optional death benefit under this rider after the issue date of the contract. The optional death benefits are the GLWB Step-Up Death Benefit and the GLWB Return of Premium Death Benefit. You may only choose one of these death benefits, although both of them may not be available in your state. Please check with your registered representative or call 1-800-             to confirm which GLWB death benefit option is available in your state.

70	PROSPECTUS	OTHER CONTRACT FEATURES

If you select the GLWB Step-Up Death Benefit, the initial GLWB Step-Up Death Benefit is equal to your initial premium. Each time an additional premium payment is received at our Customer Service Office, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any step-up date is greater than the then current GLWB Step-Up Death Benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date. (In New York, the step-up date for this GLWB Step-Up Death Benefit is your annual contract anniversary.) The date a spousal continuation is exercised under the spousal continuation provision of the contract will also be considered a step-up date for the purpose of calculating the GLWB Step-Up Death Benefit, if this rider continues in force on the continued contract.

A withdrawal will reduce the GLWB Step-Up Death Benefit by the amount of the withdrawal unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section, as described above. In that case, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current GLWB Step-Up Death Benefit reduced by the amount of the withdrawal.

If you elect the GLWB Step-Up Death Benefit, your rider fee percentage will increase by 0.50% annually.

If you select the GLWB Return of Premium Death Benefit, a death benefit will be payable if the date of death of the last surviving covered person occurs on or after the first contract anniversary and all applicable terms and conditions described in this optional death benefits section are met. The initial GLWB Return of Premium Death Benefit is equal to the initial premium. Each time an additional premium payment is received at our Customer Service Office, the death benefit will increase by the amount of that additional premium payment.

A withdrawal will not reduce the GLWB Return of Premium Death Benefit unless the sum of that withdrawal added to all prior withdrawals in a given contract year exceeds the current GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section, as described above. In that case, the death benefit will be the lesser of:

•	the GWB immediately after the withdrawal; or

•	the GLWB Return of Premium Death Benefit immediately prior to the withdrawal reduced by the amount of that withdrawal, even if that withdrawal included a portion of your GWA.

In no event would the GLWB Return of Premium Death Benefit be less than zero.

OTHER CONTRACT FEATURES	PROSPECTUS	71

If you elect the GLWB Return of Premium Death Benefit, your rider fee percentage will increase by 0.60% annually. The GLWB Return of Premium Death Benefit is not available if you select the Guardian Target Now GLWB rider. Also, this death benefit is not available if you purchase a qualified contract.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the Internal Revenue Service or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as annuity payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than annuity payments. Similarly, for qualified contracts we intend to apply the annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other contract provisions such as the GLWB rider itself.

72	PROSPECTUS	OTHER CONTRACT FEATURES

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

OTHER CONTRACT FEATURES	PROSPECTUS	73

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

	Aggressive 80/20 Model	Moderate 60/40 Model	Conservative 40/60 Model
Equity
RS Large Cap Alpha VIP Series	10%	8%	6%
Fidelity VIP Contrafund Portfolio	10%	7%	5%
BlackRock Large Cap Core V.I. Fund	10%	7%	5%
Pioneer Cullen Value VCT Portfolio	7%	5%	4%
BlackRock Capital Appreciation V.I. Fund	7%	5%	4%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
Columbia Small Cap Value Fund, Variable Series	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
Seligman Communications & Information Portfolio	2%	2%	0%
MFS Utilities Series	2%	2%	0%

International/Global
Wells Fargo Advantage VT International Equity Fund	9%	5%	5%
Invesco V.I. International Growth Fund	2%	2%	0%

Fixed Income
Oppenheimer Global Strategic Income Fund/VA	5%	10%	15%
PIMCO Total Return Portfolio	4%	8%	13%
RS Investment Quality Bond VIP Series	5%	9%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

Invesco/PIMCO Growth Model
Invesco V.I. Core Equity Fund	20%
Invesco V.I. International Growth Fund	9%
Invesco V.I. Mid Cap Core Equity Fund	6%
Invesco V.I. Small Cap Equity Fund	7%
Invesco Van Kampen V.I. Mid Cap Value Fund	6%
Invesco Van Kampen V.I. Comstock Fund	22%
PIMCO Total Return Portfolio	30%

74	PROSPECTUS	OTHER CONTRACT FEATURES

We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

While this rider is in effect, GIAC reserves the right to:

•	Restrict the contract owner’s ability to allocate all or a portion of a premium payment to an allocation option and/or limit transfers between allocation options;

•	Specify minimum and maximum percentages of accumulation value that the contract owner may have allocated to any allocation option and/or group of allocation options;

•

Require that all or a portion of premium payment(s) and/or accumulation value be allocated in accordance with an allocation model chosen by the contract owner from among one or more specified allocation models (consisting of allocation options in pre-set allocation percentages);

•

Require that certain allocation options be chosen for the allocation of premium payment(s) and/or transfer of accumulation value only if the contract owner also allocates (or has allocated) premium payments and/or accumulation value in certain other specified allocation options;

•

Add, close, eliminate or substitute the allocation options that comprise each allocation model only if an underlying fund that comprises part of an allocation model becomes unavailable under this contract(e.g., closure of the fund to new investments, liquidation or merger of the fund);

•	Add allocation models as eligible investment options under the rider that will be available to contract owners if they choose to utilize them;

•	Restrict transfers between allocation models; and

•	Require periodic rebalancing of accumulation value in accordance with the allocation model allocation percentages.

Premium payments and transfer requests must comply with any restrictions imposed by GIAC in accordance with the preceding paragraph. GIAC will reject any request that does not comply with

OTHER CONTRACT FEATURES	PROSPECTUS	75

such restrictions. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

If you elect to purchase the GLWB rider, you may wish to take advantage of the optional GLWB dollar cost averaging program. You must elect this program when you buy your contract. This program lasts for a three month period beginning on the issue date of the contract. All premium payments received while this GLWB dollar cost averaging program is in effect will be initially allocated into the GLWB DCA Account. In the GLWB DCA Account, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of at least 1%. The value of your net premiums invested in the GLWB DCA Account does not vary with the investment experience of any variable investment option. The money that you put into the GLWB DCA Account becomes part of GIAC’s general assets. At times, we may choose to pay interest at a rate higher than the minimum annual rate, but we are not obliged to do so. Higher rates on the GLWB DCA Account are determined at our discretion, and we can change them prospectively without notice.

Additional premium payments received after the issue date of your contract will not extend the term of the program. The first transfer occurs on the first monthly contract anniversary. At that time, one-third of the contract accumulation value in the GLWB DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. On the second monthly contract anniversary, one-half of the accumulation value in the GLWB DCA Account will be transferred to the allocation model that is in effect at the time of the transfer. On the third monthly contract anniversary, the remaining accumulation value in the GLWB DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. If one or more of the monthly contract anniversary dates is not a Valuation Date, the transfer will occur on the next Valuation Date. If you terminate the GLWB dollar cost averaging program during the time it is in effect, the remaining accumulation value in the GLWB DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. Premium payments received after this program ends will be invested into the GLWB allocation model in effect when the premium payment is received.

Dollar cost averaging may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses. There is no fee for this dollar cost averaging program. This GLWB dollar cost averaging program may not be available in your state. Transfers under this program do not count against any free transfers permitted under your contract. We have the right to modify or discontinue this GLWB dollar cost averaging program at any time for contractowners who are not currently participating in the program. If you are already participating in the GLWB dollar cost averaging program at the time we modify or discontinue it for future contractowners, you will not be affected by this modification or discontinuance.

76	PROSPECTUS	OTHER CONTRACT FEATURES

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Highest Anniversary Value Death Benefit and/or Earnings Benefit riders, you cannot select the GLWB rider. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	77

FINANCIAL INFORMATION

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in a variable investment option by the value of units in that variable investment option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine your accumulation value in the variable investment options, we multiply the number of accumulation units in each variable investment option by the current unit value for that option. The current unit value for each variable investment option is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

78	PROSPECTUS	FINANCIAL INFORMATION

CONTRACT COSTS AND EXPENSES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the contracts. The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.45% of your accumulation value in the variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expense

You will also pay a daily charge based on an annual rate of 0.20% of your accumulation value in the variable investment options to compensate us for processing and administrative expenses incurred in connection with the contract and the Separate Account.

Contract fee

We deduct a yearly fee of $35 (lower where required by state law) on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	highest anniversary value death benefit rider expense

•	earnings benefit rider expense

•	guaranteed lifetime withdrawal benefit rider expense

•	deferred sales charge

•	withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

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Contingent

deferred sales

charges

Number of full years completed since premium payment was made	Contingent deferred sales charge (%)
0	8
1	8
2	7
3	6
4+	0

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a withdrawal from your account or surrender your contract, then you may pay a contingent deferred sales charge on any amount that was paid into your contract during the previous four years. This charge compensates us for expenses related to the sale of contracts.

For withdrawals, you may instruct us to deduct any applicable contingent deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a contingent deferred sales charge on the amount deducted from the remaining value.

When we calculate the contingent deferred sales charge, all amounts deducted are deemed to be withdrawn on a first-in, first-out basis. (Contingent deferred sales charges are listed in the table to the right.)

Each contract year, you can make a withdrawal from the contract without paying a contingent deferred sales charge, however, of a Free Withdrawal Amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot not be taken as free amounts in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Also, all premium payments made before spousal continuation of the contract will not be subject to a contingent deferred sales charge. See Spousal continuation.

We do not impose contingent deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

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•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisors that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

Highest anniversary value death benefit rider expense

If you choose the highest anniversary value death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate 0.40% of your accumulation value in the variable investment options.

Earnings benefit rider expense

If you choose the earnings benefit rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.25% of your accumulation value in the variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed lifetime withdrawal benefit rider expense

If you choose the guaranteed lifetime withdrawal benefit rider and it is in effect, then we will assess an annual charge on each contract anniversary of a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. We will not deduct this charge after the payment of any death benefit or after we have begun to make annuity payments under the contract. The current annual guaranteed lifetime withdrawal benefit charge percentage ranges from 0.90% to 2.25%, depending on the option you choose. We have the right to change the current charge percentage, but it will never exceed 4.10%. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Withdrawal Charge

During the annuity period, if you choose Fixed Payments to Age 100, Variable Annuity Payments to Age 100, or Payments for a Period Certain as an annuity payout option and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of the premium payments made.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or when your accumulation value is applied under a payout option, whichever happens first. We will do this only if permitted by applicable law.

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Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Employer-

sponsored or

independent?

If you invest in a variable annuity as part of an individual retirement annuity, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

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Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., GLWB rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59  1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. The IRS has concluded that a withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the

FINANCIAL INFORMATION	PROSPECTUS	83

tax consequences to you of a withdrawal under Options V-4, F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payment made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

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Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

FINANCIAL INFORMATION	PROSPECTUS	85

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

86	PROSPECTUS	FINANCIAL INFORMATION

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

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Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

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Estate, gift and generation-skipping transfer taxes in 2010.

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative or regulatory change is uncertain, there is always the possibility that the tax treatment of the contract could

FINANCIAL INFORMATION	PROSPECTUS	89

change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the contract.

We have the right to modify the contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have affected the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we will always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the investment divisions of the Separate Account may compare a Fund’s performance to that of

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investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities that the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

FINANCIAL INFORMATION	PROSPECTUS	91

YOUR RIGHTS AND RESPONSIBILITIES

Free-look period

During the 10 to 30 day period (the period varies depending on the state where you live) after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the telephone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website (www.guardianinvestor.com) for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request at our Customer Service Office. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

92	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Fund’s shareholder meeting. However, to the extent we are required to by law, we will vote all Fund shares attributable to contracts by following instructions we receive from you and other contract owners with voting interests in the Funds. We will vote those shares for which we do not receive voting instructions in the same proportion as the shares for which we have received instructions. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We will solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

To cancel your contract, we must receive both the contract and your cancellation notice in good order at our Customer Service Office. You can forward these documents to GIAC’s Customer Service Office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we will refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the greater of total premiums you paid for the contract or the accumulation value of your contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, before the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	93

•	the total amount of any premium payments made, less any withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with the annuity contracts will be up to 7% on all premium payments made in the first contract year. A commission of up to 1% per annum of the accumulation value of the contract may be paid quarterly beginning in the second contract year. If the owner is age 81 or older on the contract’s issue date, a commission of up to 3.5% on all premium payments will be paid in the first contract year and a commission of up to 1% may be paid quarterly beginning in the second contract year. Trail commissions of up to 0.50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date, if the owner is younger than 81 years old at the time the contract is issued.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the

94	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including conflicts of interest that such arrangements may create. You may wish to take such payments and arrangements into account when considering and evaluating any recommendation relating to the contracts.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

No specific charge is assessed directly to contract owners or the Separate Account to cover commissions or other forms compensation described above. We do intend to recoup commissions and other sales expenses and incentives that we pay, however, through fees and charges deducted under the policy and other corporate revenue.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	95

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before annuity payments begin. Each variable investment option will have its own accumulation units.

Accumulation value

The sum of the values attributable to the variable investment options and the fixed-rate option that are credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Basic contract

The contract, excluding any optional benefit riders or endorsements.

Beneficiary

The person(s) designated to receive any benefits under a contract upon the death of an owner.

Chargeable Premium

Each net premium that is subject to a Contingent Deferred Sales Charge, less the amount of any withdrawal attributable to that premium on which we assessed a Contingent Deferred Sales Charge.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. The owner’s right to name a contingent annuitant may be restricted under the provisions of a retirement or deferred compensation plan for which the contract is issued. A contingent annuitant may be named only if permitted by the laws of the jurisdiction in which the contract is issued, and is not permitted if there is a non-natural owner.

Contingent beneficiary

The person(s) designated to receive any benefits under a contract upon an owner’s death should all primary beneficiaries predecease such owner.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc., Customer Service Office, Box 26210, Lehigh Valley, Pennsylvania 18002. Our street address is 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Our telephone number is 1-800-221-3253.

Due Proof of Death in Good Order

A certified death certificate, all necessary claim paperwork and such other information as we may require to process the death benefit.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Customer Service Office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Monthly Contract Anniversary

The same date of each calendar month as the issue date of the Basic Contract, or the last day of a calendar month, if earlier.

Net Premium

A premium paid by the owner to us in accordance with the provisions of the contract, less any applicable annuity taxes.

Owner (contract owner)

You (or your); the person(s) or entity designated as the owner in the contract.

96	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	97

OTHER INFORMATION

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GIS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

98	PROSPECTUS	OTHER INFORMATION

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2010. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004, although this contract was not available for sale until January 2009. All accumulation values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of next year.

Number of accumulation units outstanding at the end of the indicated period:

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB or EB
RS Large Cap Alpha VIP Series	2009	$2,541,027	$19,513
RS S&P 500 Index VIP Series	2009	5,334	1,186
RS Asset Allocation VIP Series	2009	—	—
RS High Yield Bond VIP Series	2009	46,854	2,873
RS Low Duration Bond VIP Series	2009	1,291,639	7,819
RS Large Cap Value VIP Series	2009	—	—
RS Partners VIP Series	2009	2,097	2,291
RS Small Cap Growth Equity VIP Series	2009	3,067	2,361
RS International Growth VIP Series	2009	6,512	127
RS Emerging Markets VIP Series	2009	18,743	5,691
RS Investment Quality Bond VIP Series	2009	1,872,166	4,819
RS MidCap Growth VIP Series	2009	—	—
RS Global Natural Resources VIP Series	2009	8,628	1,032
RS Value VIP Series	2009	—	—
RS Equity Dividend VIP Series	2009	—	—
RS Technology VIP Series	2009	—	—
RS Money Market VIP Series	2009	31,078	27,893
Gabelli Capital Asset Fund	2009	—	—
Value Line Centurion Fund	2009	—	—
Value Line Strategic Asset Management Trust	2009	11,434	—
AIM V.I. Capital Appreciation Fund Series II	2009	—	—
AIM V.I. Aggressive Growth Fund Series II	2009	—	—
AIM V.I. Growth Fund Series II	2009	—	—
AIM V.I. Basic Value Fund Series II	2009	—	—
AIM V.I. Global Real Estate Fund Series II	2009	1,795	—
AIM V.I. Government Securities Fund Series II	2009	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2009	9,837	567
AIM V.I. Core Equity Fund Series II	2009	4,281	—
Alger American Capital Appreciation Portfolio Class S	2009	3,895	996
AllianceBernstein VPS Growth & Income Portfolio Class B	2009	—	—
AllianceBernstein VPS International Value Portfolio Class B	2009	360,968	459
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2009	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2009	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2009	—	—
AllianceBernstein VPS Value Portfolio Class B	2009	—	—

APPENDIX	PROSPECTUS	99

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB or EB
Black Rock Global Allocation V.I. Fund Class III	2009	$27,152	$4,434
Black Rock Large Cap Core V.I. Fund Class III	2009	929,066	1,626
Black Rock Large Cap Value V.I. Fund Class III	2009	13,397	307
Columbia Asset Allocation Fund, Variable Series Class B	2009	1,843	5,432
Columbia Small Cap Value Fund, Variable Series Class B	2009	386,182	963
Columbia Small Company Growth Fund, Variable Series Class B	2009	2,679	1,228
Columbia Marsico 21st Century Fund, Variable Series Class B	2009	499	216
Columbia Marsico Growth Fund, Variable Series Class B	2009	949	1,315
Davis Financial Portfolio	2009	2,729	—
Davis Real Estate Portfolio	2009	—	—
Davis Value Portfolio	2009	—	—
Evergreen VA International Equity Fund Class 2	2009	1,237,368	3,271
Evergreen VA Special Values Fund Class 2	2009	1,033	—
Fidelity VIP Balanced Portfolio Service Class 2	2009	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2009	1,040,858	8,318
Fidelity VIP Equity-Income Portfolio Service Class 2	2009	—	—
Fidelity VIP Growth Portfolio Service Class 2	2009	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2009	23,896	60
Fidelity VIP Mid Cap Portfolio Service Class 2	2009	857,943	10,519
Fidelity VIP Overseas Portfolio Service Class 2	2009	9,021	—
Templeton Global Bond Securities Fund Class 2	2009	39,226	5,848
Templeton Growth Securities Fund Class 2	2009	7,796	1,048
Franklin Income Securities Fund Class 2	2009	11,939	8,874
Mutual Shares Securities Fund Class 2	2009	5,138	3,474
Franklin U.S. Government Fund Class 2	2009	1,465,047	8,313
Templeton Growth Securities Fund Class 2	2009	—	—
Franklin Small Cap Value Securities Fund Class 2	2009	342,307	2,349
MFS Research Bond Series Service Class	2009	—	—
MFS Core Equity Series Service Class	2009	—	—
MFS Growth Series Service Class	2009	4,447	21
MFS Investors Trust Series Service Class	2009	—	—
MFS New Discovery Series Service Class	2009	—	—
MFS Strategic Income Series Service Class	2009	—	—
MFS Total Return Series Service Class	2009	—	—
MFS Utilities Series Service Class	2009	350,396	1,608
MFS Value Series Service Class	2009	6,328	—
Oppenheimer Capital Appreciation Fund/VA Service Class	2009	787,599	1,253
Oppenheimer International Growth Fund/VA Service Class	2009	16,022	1,356
Oppenheimer Main Street Small Cap Fund/VA Service Class	2009	739,447	1,305
Oppenheimer Strategic Bond Fund/VA Service Class	2009	1,901,330	4,838
PIMCO Low Duration Portfolio Advisor Class	2009	12,407	2,148
PIMCO Real Return Portfolio Advisor Class	2009	6,504	2,901
PIMCO Total Return Portfolio Advisor Class	2009	1,706,300	6,237
Pioneer Cullen Value Portfolio Class II	2009	1,856,549	2,919
Pioneer Equity Income Portfolio Class II	2009	94	—
Pioneer Fund Portfolio Class II	2009	—	23
Pioneer Mid Cap Value Portfolio Class II	2009	1,051,332	1,749

100	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB or EB
Seligman Communications and Information Portfolio Class II	2009	$305,890	$2,303
Van Kampen UIF U.S. Mid Cap Value Portfolio Class II	2009	324	—
Van Kampen Life Investment Trust Government Portfolio Class II	2009	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	—	—

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB or EB
RS Large Cap Alpha VIP Series	2009	$12.98	$12.95
RS S&P 500 Index VIP Series	2009	13.53	13.50
RS Asset Allocation VIP Series	2009	—	—
RS High Yield Bond VIP Series	2009	12.99	12.96
RS Low Duration Bond VIP Series	2009	10.42	10.40
RS Large Cap Value VIP Series	2009	—	—
RS Partners VIP Series	2009	14.83	14.79
RS Small Cap Growth Equity VIP Series	2009	14.51	14.47
RS International Growth VIP Series	2009	15.65	15.61
RS Emerging Markets VIP Series	2009	21.83	21.78
RS Investment Quality Bond VIP Series	2009	10.95	10.92
RS MidCap Growth VIP Series	2009	—	—
RS Global Natural Resources VIP Series	2009	15.75	15.71
RS Value VIP Series	2009	—	—
RS Equity Dividend VIP Series	2009	—	—
RS Technology VIP Series	2009	—	—
RS Money Market VIP Series	2009	9.85	9.83
Gabelli Capital Asset Fund	2009	—	—
Value Line Centurion Fund	2009	—	—
Value Line Strategic Asset Management Trust	2009	12.60	—
AIM V.I. Capital Appreciation Fund Series II	2009	—	—
AIM V.I. Aggressive Growth Fund Series II	2009	—	—
AIM V.I. Growth Fund Series II	2009	—	—
AIM V.I. Basic Value Fund Series II	2009	—	—
AIM V.I. Global Real Estate Fund Series II	2009	15.04	—
AIM V.I. Government Securities Fund Series II	2009	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2009	13.63	13.60
AIM V.I. Core Equity Fund Series II	2009	13.63	—
Alger American Capital Appreciation Portfolio Class S	2009	15.49	15.46
AllianceBernstein VPS Growth & Income Portfolio Class B	2009	—	—
AllianceBernstein VPS International Value Portfolio Class B	2009	15.33	15.30
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2009	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2009	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2009	—	—
AllianceBernstein VPS Value Portfolio Class B	2009	—	—
Black Rock Global Allocation V.I. Fund Class III	2009	12.47	12.44
Black Rock Large Cap Core V.I. Fund Class III	2009	12.68	12.65
Black Rock Large Cap Value V.I. Fund Class III	2009	11.97	11.95
Columbia Asset Allocation Fund, Variable Series Class B	2009	12.87	12.84

APPENDIX	PROSPECTUS	101

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB or EB
Columbia Small Cap Value Fund, Variable Series Class B	2009	$14.00	13.97
Columbia Small Company Growth Fund, Variable Series Class B	2009	13.52	13.49
Columbia Marsico 21st Century Fund, Variable Series Class B	2009	14.39	14.36
Columbia Marsico Growth Fund, Variable Series Class B	2009	13.47	13.44
Davis Financial Portfolio	2009	15.94	—
Davis Real Estate Portfolio	2009	—	—
Davis Value Portfolio	2009	—	—
Evergreen VA International Equity Fund Class 2	2009	12.85	12.82
Evergreen VA Special Values Fund Class 2	2009	14.40	—
Fidelity VIP Balanced Portfolio Service Class 2	2009	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2009	14.53	14.49
Fidelity VIP Equity-Income Portfolio Service Class 2	2009	—	—
Fidelity VIP Growth Portfolio Service Class 2	2009	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2009	11.27	11.24
Fidelity VIP Mid Cap Portfolio Service Class 2	2009	14.55	14.51
Fidelity VIP Overseas Portfolio Service Class 2	2009	14.19	—
Templeton Global Bond Securities Fund Class 2	2009	11.51	11.48
Templeton Growth Securities Fund Class 2	2009	14.34	14.31
Franklin Income Securities Fund Class 2	2009	13.71	13.68
Mutual Shares Securities Fund Class 2	2009	13.16	13.13
Franklin U.S. Government Fund Class 2	2009	10.16	10.13
Templeton Growth Securities Fund Class 2	2009	—	—
Franklin Small Cap Value Securities Fund Class 2	2009	14.30	14.27
MFS Research Bond Series Service Class	2009	—	—
MFS Core Equity Series Service Class	2009	—	—
MFS Growth Series Service Class	2009	14.32	14.29
MFS Investors Trust Series Service Class	2009	—	—
MFS New Discovery Series Service Class	2009	—	—
MFS Strategic Income Series Service Class	2009	—	—
MFS Total Return Series Service Class	2009	—	—
MFS Utilities Series Service Class	2009	13.57	13.54
MFS Value Series Service Class	2009	13.14	—
Oppenheimer Capital Appreciation Fund/VA Service Class	2009	14.87	14.84
Oppenheimer International Growth Fund/VA Service Class	2009	15.14	15.11
Oppenheimer Main Street Small Cap Fund/VA Service Class	2009	15.16	15.12
Oppenheimer Strategic Bond Fund/VA Service Class	2009	11.79	11.76
PIMCO Low Duration Portfolio Advisor Class	2009	11.10	11.07
PIMCO Real Return Portfolio Advisor Class	2009	11.55	11.52
PIMCO Total Return Portfolio Advisor Class	2009	11.10	11.07
Pioneer Cullen Value Portfolio Class II	2009	12.47	12.44
Pioneer Equity Income Portfolio Class II	2009	12.20	—
Pioneer Fund Portfolio Class II	2009	—	13.33
Pioneer Mid Cap Value Portfolio Class II	2009	13.24	13.21
Seligman Communications and Information Portfolio Class II	2009	15.81	15.77
Van Kampen UIF U.S. Mid Cap Value Portfolio Class II	2009	14.83	—
Van Kampen Life Investment Trust Government Portfolio Class II	2009	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	—	—

102	PROSPECTUS	APPENDIX

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “The Guardian Investor Variable Annuity L Series”) dated May 1, 2011.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2010, 2009 and 2008, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of [$            ], $60,566, 342 and $30,234,049, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

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The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

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TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution program:

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2010 was         %.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing

B-4

(i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2010 was         %.

The current and effective yields of the RS Money Market VIP Series Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2010 and 2009 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2010 and the statement of assets and liabilities of Separate Account R as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT R

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

Assets:
Shares owned in underlying fund	3,749,731	4,571,996	—
Net asset value per share (NAV)	33.22	8.08	—

Total Assets (Shares x NAV)	$124,566,066	$36,941,728	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	128,416	36,840	—

Net Assets	$124,437,650	$36,904,888	$—

Net Assets: Total
Contract Value in accumulation period	$124,358,564	$36,834,414	$—
Contracts in Payout (annuitization) period	79,086	70,474	—

Net Assets	$124,437,650	$36,904,888	$—

Total Units Outstanding	9,981,323	3,699,083	—

Unit Value (Accumulation, Lowest to Highest)	$11.28 to $13.02	$9.36 to $13.57	$—

Cost Of Shares In Underlying Fund	$112,238,353	$39,596,408	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2009 Investment Income
Income:
Reinvested dividends	$195,323	$672,738	$34,392
Expenses:
Mortality expense risk and administrative charges	1,096,796	468,101	37,715

Net investment income/(expense)	(901,473)	204,637	(3,323)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	79,602	(891,413)	(603,578)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	79,602	(891,413)	(603,578)
Net change in unrealized appreciation/(depreciation) of investments	20,391,677	8,319,425	1,154,697

Net realized and unrealized gain/(loss) from investments	20,471,279	7,428,012	551,119

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,569,806	$7,632,649	$547,796

See notes to financial statements.

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Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

2,145,891	3,777,852	—	417,208	1,189,424	3,051,923	1,175,766
7.20	10.31	—	9.79	10.30	17.51	21.22

$15,450,414	$38,949,654	$—	$4,084,462	$12,251,070	$53,439,180	$24,949,757

25,954	44,903	—	10,143	15,473	53,119	27,740

$15,424,460	$38,904,751	$—	$4,074,319	$12,235,597	$53,386,061	$24,922,017

$15,402,025	$38,902,872	$—	$4,058,890	$12,190,804	$53,335,486	$24,921,700
22,435	1,879	—	15,429	44,793	50,575	317

$15,424,460	$38,904,751	$—	$4,074,319	$12,235,597	$53,386,061	$24,922,017

1,255,325	3,663,551	—	376,576	1,113,053	4,025,561	1,008,487

$11.90 to $13.04	$10.46 to $10.79	$—	$10.33 to $14.88	$10.46 to $14.56	$12.74 to $15.70	$21.90 to $24.08

$15,233,200	$38,712,711	$—	$4,728,567	$14,451,152	$53,249,467	$26,711,633

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$1,031,532	$940,106	$26,961	$—	$—	$836,147	$660,429

172,890	328,462	50,159	54,146	150,933	676,310	279,978

858,642	611,644	(23,198)	(54,146)	(150,933)	159,837	380,451

(200,560)	69,527	(2,203,741)	(340,799)	(681,024)	(767,783)	(2,191,063)
—	—	—	—	—	22,517	—

(200,560)	69,527	(2,203,741)	(340,799)	(681,024)	(745,266)	(2,191,063)
2,707,852	289,631	2,868,788	1,464,186	3,951,899	16,029,153	12,838,475

2,507,292	359,158	665,047	1,123,387	3,270,875	15,283,887	10,647,412

$3,365,934	$970,802	$641,849	$1,069,241	$3,119,942	$15,443,724	$11,027,863

B-7

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series

Assets:
Shares owned in underlying fund	16,187,432	—	382,875
Net asset value per share (NAV)	12.02	—	8.99

Total Assets (Shares x NAV)	$194,572,929	$—	$3,442,047

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	171,903	—	5,536

Net Assets	$194,401,026	$—	$3,436,511

Net Assets: Total
Contract Value in accumulation period	$193,909,871	$—	$3,424,231
Contracts in Payout (annuitization) period	491,155	—	12,280

Net Assets	$194,401,026	$—	$3,436,511

Total Units Outstanding	16,591,363	—	378,882

Unit Value (Accumulation, Lowest to Highest)	$10.98 to $11.42	$—	$8.57 to $15.80

Cost Of Shares In Underlying Fund	$193,311,755	$—	$3,182,475

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series

2009 Investment Income
Income:
Reinvested dividends	$7,602,182	$—	$—
Expenses:
Mortality expense risk and administrative charges	2,220,394	3,853	50,662

Net investment income/(expense)	5,381,788	(3,853)	(50,662)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(81,460)	56,118	(759,074)
Reinvested realized gain distributions	1,174,159	—	—

Net realized gain/(loss) on investments	1,092,699	56,118	(759,074)
Net change in unrealized appreciation/(depreciation) of investments	7,069,516	13,648	2,146,394

Net realized and unrealized gain/(loss) from investments	8,162,215	69,766	1,387,320

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,544,003	$65,913	$1,336,658

See notes to financial statements.

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Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

33,684	—	—	23,715,100	677,491	96,318	421,746
7.52	—	—	1.00	14.53	9.72	15.72

$253,307	$—	$—	$23,715,100	$9,843,949	$936,213	$6,629,844

5,146	—	—	123,488	17,174	3,863	11,039

$248,161	$—	$—	$23,591,612	$9,826,775	$932,350	$6,618,805

$236,260	$—	$—	$23,508,685	$9,826,045	$920,573	$6,607,097
11,901	—	—	82,927	730	11,777	11,708

$248,161	$—	$—	$23,591,612	$9,826,775	$932,350	$6,618,805

32,586	—	—	2,231,738	898,502	121,020	569,141

$7.19 to $7.28	$—	$—	$9.88 to $10.14	$10.54 to $11.02	$7.35 to $7.68	$11.17 to $12.65

$229,180	$—	$—	$23,715,100	$12,208,351	$1,640,331	$8,523,548

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$554	$358	$—	$15,322	$70,404	$—	$67,378

3,594	1,699	7,985	360,823	138,751	13,546	93,020

(3,040)	(1,341)	(7,985)	(345,501)	(68,347)	(13,546)	(25,642)

(11,997)	(6,436)	101,810	—	(597,389)	(101,397)	(450,518)
—	—	—	—	5,877	—	494,536

(11,997)	(6,436)	101,810	—	(591,512)	(101,397)	44,018

61,812	32,932	82,570	—	3,189,969	188,438	1,013,976

49,815	26,496	184,380	—	2,598,457	87,041	1,057,994

$46,775	$25,155	$176,395	$(345,501)	$2,530,110	$73,495	$1,032,352

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The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Global Real Estate Series II

Assets:
Shares owned in underlying fund	581,126	293,593	5,756
Net asset value per share (NAV)	20.00	5.95	11.93

Total Assets (Shares x NAV)	$11,622,515	$1,746,877	$68,673

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	12,470	5,543	246

Net Assets	$11,610,045	$1,741,334	$68,427

Net Assets: Total
Contract Value in accumulation period	$11,598,278	$1,724,961	$68,427
Contracts in Payout (annuitization) period	11,767	16,373	—

Net Assets	$11,610,045	$1,741,334	$68,427

Total Units Outstanding	1,389,112	205,584	4,545

Unit Value (Accumulation, Lowest to Highest)	$7.99 to $8.36	$8.23 to $8.48	$15.04 to $15.09

Cost Of Shares In Underlying Fund	$13,409,489	$2,302,723	$64,535

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Global Real Estate Series II

2009 Investment Income
Income:
Reinvested dividends	$29,025	$17,959	$—
Expenses:
Mortality expense risk and administrative charges	157,466	25,656	226

Net investment income/(expense)	(128,441)	(7,697)	(226)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(504,678)	(680,321)	—
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(504,678)	(680,321)	—
Net change in unrealized appreciation/(depreciation) of investments	2,564,919	1,216,149	4,138

Net realized and unrealized gain/(loss) from investments	2,060,241	535,828	4,138

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,931,800	$528,131	$3,912

See notes to financial statements.

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Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B

508,272	217,581	11,498	46,698	145,678	816,103	82,094
11.88	10.83	24.75	45.01	15.08	14.54	24.72

$6,038,276	$2,356,397	$284,576	$2,101,863	$2,196,824	$11,866,139	$2,029,359

8,942	5,568	2,370	9,666	7,410	22,115	5,524

$6,029,334	$2,350,829	$282,206	$2,092,197	$2,189,414	$11,844,024	$2,023,835

$5,773,963	$2,339,363	$282,171	$2,075,887	$2,167,133	$11,844,024	$2,020,870
255,371	11,466	35	16,310	22,281	—	2,965

$6,029,334	$2,350,829	$282,206	$2,092,197	$2,189,414	$11,844,024	$2,023,835

500,740	191,157	24,603	143,706	239,215	771,152	196,631

$11.06 to $11.57	$11.87 to $13.68	$10.73 to $13.67	$14.00 to $15.55	$8.76 to $9.16	$15.30 to $15.38	$9.99 to $10.30

$6,288,655	$2,607,027	$278,753	$2,025,898	$3,264,837	$10,062,941	$2,085,040

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B

$282,768	$21,019	$4,041	$—	$72,033	$110,271	$—

102,028	31,178	4,912	26,885	32,550	82,115	26,453

180,740	(10,159)	(871)	(26,885)	39,483	28,156	(26,453)

138,121	(224,854)	(2,186)	(321,389)	(416,917)	188,933	(61,002)
217,575	26,493	—	—	—	—	—

355,696	(198,361)	(2,186)	(321,389)	(416,917)	188,933	(61,002)
(672,529)	695,219	59,877	960,009	696,601	1,803,198	607,727

(316,833)	496,858	57,691	638,620	279,684	1,992,131	546,725

$(136,093)	$486,699	$56,820	$611,735	$319,167	$2,020,287	$520,272

B-11

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B

Assets:
Shares owned in underlying fund	116,609	483,745	205,374
Net asset value per share (NAV)	16.34	9.67	8.90

Total Assets (Shares x NAV)	$1,905,395	$4,677,815	$1,827,831

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	7,244	8,130	2,944

Net Assets	$1,898,151	$4,669,685	$1,824,887

Net Assets: Total
Contract Value in accumulation period	$1,892,402	$4,655,529	$1,823,961
Contracts in Payout (annuitization) period	5,749	14,156	926

Net Assets	$1,898,151	$4,669,685	$1,824,887

Total Units Outstanding	198,724	356,847	211,674

Unit Value (Accumulation, Lowest to Highest)	$9.24 to $9.52	$12.65 to $13.23	$8.40 to $8.78

Cost Of Shares In Underlying Fund	$2,012,104	$7,483,459	$2,611,664

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B

2009 Investment Income
Income:
Reinvested dividends	$—	$94,100	$56,904
Expenses:
Mortality expense risk and administrative charges	21,372	59,028	30,504

Net investment income/(expense)	(21,372)	35,072	26,400

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(44,907)	(1,417,707)	(513,252)
Reinvested realized gain distributions	—	80,798	—

Net realized gain/(loss) on investments	(44,907)	(1,336,909)	(513,252)
Net change in unrealized appreciation/(depreciation) of investments	551,527	2,238,877	782,136

Net realized and unrealized gain/(loss) from investments	506,620	901,968	268,884

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$485,248	$937,040	$295,284

See notes to financial statements.

B-12

Investment Divisions
BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III	BlackRock Large Cap Value V.I. Class III	Columbia Asset Allocation Fund Variable Series Class B	Columbia Small Cap Value Fund Variable Series Class B	Columbia Small Company Growth Fund Variable Series Class B	Columbia Marsico 21st Century Fund Variable Series Class B

32,764	1,228,614	23,321	10,061	852,228	6,257	7,148
13.42	21.00	9.07	11.02	13.98	9.42	10.22

$439,697	$25,800,902	$211,521	$110,874	$11,914,147	$58,941	$73,052

1,636	35,787	691	678	17,839	192	297

$438,061	$25,765,115	$210,830	$110,196	$11,896,308	$58,749	$72,755

$438,061	$25,765,115	$210,830	$110,196	$11,896,308	$58,749	$72,755
—	—	—	—	—	—	—

$438,061	$25,765,115	$210,830	$110,196	$11,896,308	$58,749	$72,755

35,137	2,028,703	17,594	8,573	848,091	4,347	5,048

$12.44 to $12.51	$12.65 to $12.72	$11.95 to $12.01	$12.84 to $12.91	$13.97 to $14.05	$13.49 to $13.56	$14.36 to $14.44

$429,611	$22,362,579	$203,364	$104,364	$10,109,672	$56,159	$68,604

Investment Divisions
BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III	BlackRock Large Cap Value V.I. Class III	Columbia Asset Allocation Fund Variable Series Class B	Columbia Small Cap Value Fund Variable Series Class B	Columbia Small Company Growth Fund Variable Series Class B	Columbia Marsico 21st Century Fund Variable Series Class B

$5,380	$279,988	$2,989	$789	$54,765	$—	$—

1,616	165,767	671	658	77,819	172	277

3,764	114,221	2,318	131	(23,054)	(172)	(277)

2,008	2,888	68	—	67,274	—	—
—	—	—	—	11,327	—	—

2,008	2,888	68	—	78,601	—	—
10,087	3,438,322	8,157	6,511	1,804,475	2,782	4,448

12,095	3,441,210	8,225	6,511	1,883,076	2,782	4,448

$15,859	$3,555,431	$10,543	$6,642	$1,860,022	$2,610	$4,171

B-13

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Columbia Marsico Growth Fund Variable Series Class B	Davis Financial	Davis Real Estate

Assets:
Shares owned in underlying fund	3,253	138,873	482,769
Net asset value per share (NAV)	16.93	9.98	7.40

Total Assets (Shares x NAV)	$55,076	$1,385,948	$3,572,488

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	407	8,144	9,415

Net Assets	$54,669	$1,377,804	$3,563,073

Net Assets: Total
Contract Value in accumulation period	$54,669	$1,377,102	$3,546,824
Contracts in Payout (annuitization) period	—	702	16,249

Net Assets	$54,669	$1,377,804	$3,563,073

Total Units Outstanding	4,057	150,462	395,429

Unit Value (Accumulation, Lowest to Highest)	$13.44 to $13.52	$8.60 to $15.99	$8.77 to $9.01

Cost Of Shares In Underlying Fund	$49,821	$1,627,612	$5,861,769

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Columbia Marsico Growth Fund Variable Series Class B	Davis Financial	Davis Real Estate

2009 Investment Income
Income:
Reinvested dividends	$82	$9,927	$71,343
Expenses:
Mortality expense risk and administrative charges	387	17,646	41,428

Net investment income/(expense)	(305)	(7,719)	29,915

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	5	(237,775)	(1,051,426)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	5	(237,775)	(1,051,426)
Net change in unrealized appreciation/(depreciation) of investments	5,255	610,475	1,800,780

Net realized and unrealized gain/(loss) from investments	5,260	372,700	749,354

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,955	$364,981	$779,269

See notes to financial statements.

B-14

Investment Divisions
Davis Value	Evergreen VA International Equity Share Class 2	Evergreen VA Special Values Share Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

5,271,896	3,282,507	3,236	360,989	8,497,706	1,432,597	59,363
10.75	10.59	11.78	13.24	20.29	16.57	29.75

$56,672,883	$34,761,754	$38,123	$4,779,498	$172,418,460	$23,738,131	$1,766,063

51,761	40,390	335	13,644	165,919	21,211	8,951

$56,621,122	$34,721,364	$37,788	$4,765,854	$172,252,541	$23,716,920	$1,757,112

$56,593,638	$34,721,364	$37,788	$4,754,390	$172,013,413	$23,710,947	$1,744,113
27,484	—	—	11,464	239,128	5,973	12,999

$56,621,122	$34,721,364	$37,788	$4,765,854	$172,252,541	$23,716,920	$1,757,112

5,895,023	2,697,556	2,622	430,886	13,681,385	2,499,377	203,661

$9.28 to $9.61	$12.82 to $12.89	$14.40 to $14.44	$10.78 to $11.07	$11.74 to $14.58	$9.11 to $9.53	$8.16 to $8.54

$59,326,813	$30,188,121	$35,275	$4,951,468	$198,455,671	$27,994,635	$2,012,290

Investment Divisions
Davis Value	Evergreen VA International Equity Share Class 2	Evergreen VA Special Values Share Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

$439,586	$51,200	$110	$70,940	$1,690,841	$426,713	$3,106

724,503	230,370	315	64,638	2,022,937	301,355	27,801

(284,917)	(179,170)	(205)	6,302	(332,096)	125,358	(24,695)

(2,902,278)	155,253	31	(147,488)	(9,614,663)	(1,490,725)	(226,252)
—	—	—	12,411	41,724	—	1,391

(2,902,278)	155,253	31	(135,077)	(9,572,939)	(1,490,725)	(224,861)
17,719,280	4,573,633	2,848	1,423,352	52,627,668	7,046,632	655,373

14,817,002	4,728,886	2,879	1,288,275	43,054,729	5,555,907	430,512

$14,532,085	$4,549,716	$2,674	$1,294,577	$42,722,633	$5,681,265	$405,817

B-15

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Overseas Service Class 2

Assets:
Shares owned in underlying fund	6,153,153	3,882,536	9,135
Net asset value per share (NAV)	12.26	25.10	14.92

Total Assets (Shares x NAV)	$75,437,659	$97,451,657	$136,300

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	70,663	94,049	450

Net Assets	$75,366,996	$97,357,608	$135,850

Net Assets: Total
Contract Value in accumulation period	$75,310,327	$97,240,646	$135,850
Contracts in Payout (annuitization) period	56,669	116,962	—

Net Assets	$75,366,996	$97,357,608	$135,850

Total Units Outstanding	6,485,751	6,838,587	9,572

Unit Value (Accumulation, Lowest to Highest)	$11.12 to $11.31	$13.67 to $14.59	$14.19 to $14.24

Cost Of Shares In Underlying Fund	$73,976,075	$97,995,958	$132,526

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Overseas Service Class 2

2009 Investment Income
Income:
Reinvested dividends	$5,075,798	$361,710	$2,250
Expenses:
Mortality expense risk and administrative charges	922,689	1,054,827	430

Net investment income/(expense)	4,153,109	(693,117)	1,820

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(414,992)	(1,805,796)	(10)
Reinvested realized gain distributions	261,546	437,442	218

Net realized gain/(loss) on investments	(153,446)	(1,368,354)	208
Net change in unrealized appreciation/(depreciation) of investments	3,807,915	25,190,330	3,774

Net realized and unrealized gain/(loss) from investments	3,654,469	23,821,976	3,982

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,807,578	$23,128,859	$5,802

See notes to financial statements.

B-16

Investment Divisions
Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

51,819	692,168	50,340	26,420	2,545,083	1,302,960	3,500,224
17.33	10.40	14.12	14.58	12.87	15.86	12.77

$898,023	$7,198,546	$710,804	$385,198	$32,755,213	$20,664,945	$44,697,863

1,814	13,902	3,106	867	34,812	21,567	53,274

$896,209	$7,184,644	$707,698	$384,331	$32,720,401	$20,643,378	$44,644,589

$896,209	$7,115,523	$707,698	$384,331	$32,720,401	$20,593,947	$44,606,753
—	69,121	—	—	—	49,431	37,836

$896,209	$7,184,644	$707,698	$384,331	$32,720,401	$20,643,378	$44,644,589

77,799	672,083	51,577	29,178	3,215,552	2,036,966	3,620,468

$11.48 to $11.55	$10.13 to $14.39	$13.68 to $13.76	$13.13 to $13.20	$10.13 to $10.19	$9.72 to $10.17	$11.37 to $14.35

$888,137	$9,393,593	$663,989	$374,409	$32,781,042	$24,234,032	$45,092,849

Investment Divisions
Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

$1,049	$194,692	$10,314	$521	$433,288	$275,287	$504,887

1,794	92,865	3,085	847	214,792	288,864	494,734

(745)	101,827	7,229	(326)	218,496	(13,577)	10,153

(148)	(351,656)	6,032	81	(5,379)	(752,371)	(2,513,495)
—	—	—	—	—	—	1,390,392

(148)	(351,656)	6,032	81	(5,379)	(752,371)	(1,123,103)

9,886	1,890,931	46,814	10,790	(25,828)	3,755,334	10,847,593

9,738	1,539,275	52,846	10,871	(31,207)	3,002,963	9,724,490

$8,993	$1,641,102	$60,075	$10,545	$187,289	$2,989,386	$9,734,643

B-17

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class

Assets:
Shares owned in underlying fund	295,980	18,951	68,831
Net asset value per share (NAV)	12.10	13.45	21.10

Total Assets (Shares x NAV)	$3,581,358	$254,897	$1,452,339

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	4,021	1,561	4,274

Net Assets	$3,577,337	$253,336	$1,448,065

Net Assets: Total
Contract Value in accumulation period	$3,408,058	$241,600	$1,435,635
Contracts in Payout (annuitization) period	169,279	11,736	12,430

Net Assets	$3,577,337	$253,336	$1,448,065

Total Units Outstanding	292,048	24,043	119,734

Unit Value (Accumulation, Lowest to Highest)	$11.26 to $11.78	$9.91 to $10.06	$11.57 to $14.37

Cost Of Shares In Underlying Fund	$3,343,146	$269,893	$1,473,265

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class

2009 Investment Income
Income:
Reinvested dividends	$141,098	$2,531	$292
Expenses:
Mortality expense risk and administrative charges	56,082	4,221	17,972

Net investment income/(expense)	85,016	(1,690)	(17,680)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	288	(6,462)	(24,513)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	288	(6,462)	(24,513)
Net change in unrealized appreciation/(depreciation) of investments	365,912	63,104	376,301

Net realized and unrealized gain/(loss) from investments	366,200	56,642	351,788

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$451,216	$54,952	$334,108

See notes to financial statements.

B-18

Investment Divisions
MFS Investor Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	MFS Utilities Service Class	MFS Value Service Class	Oppenheimer Capital Appreciation Fund/VA Service Class

50,274	131,554	151,014	1,241,647	455,989	19,165	691,438
18.16	13.05	9.53	17.28	22.65	11.68	36.64

$912,982	$1,716,782	$1,439,159	$21,455,663	$10,328,147	$223,852	$25,334,275

8,200	11,924	7,039	26,381	17,441	998	30,879

$904,782	$1,704,858	$1,432,120	$21,429,282	$10,310,706	$222,854	$25,303,396

$904,594	$1,690,002	$1,432,120	$21,367,799	$10,310,706	$222,854	$25,303,396
188	14,856	—	61,483	—	—	—

$904,782	$1,704,858	$1,432,120	$21,429,282	$10,310,706	$222,854	$25,303,396

81,190	153,508	122,201	1,979,568	758,436	16,943	1,698,577

$10.33 to $11.17	$10.13 to $10.60	$11.29 to $11.81	$10.38 to $10.86	$13.54 to $13.62	$13.14 to $13.19	$14.84 to $14.92

$1,032,124	$1,546,795	$1,463,332	$24,591,671	$8,745,076	$211,336	$21,102,153

Investment Divisions
MFS Investor Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	MFS Utilities Service Class	MFS Value Service Class	Oppenheimer Capital Appreciation Fund/VA Service Class

$9,963	$—	$118,444	$698,872	$68,876	$17	$54

12,898	26,914	20,244	306,607	67,421	978	160,859

(2,935)	(26,914)	98,200	392,265	1,455	(961)	(160,805)

(18,804)	(299,080)	(41,524)	(1,074,812)	24,881	869	47,173
—	—	—	—	—	—	—

(18,804)	(299,080)	(41,524)	(1,074,812)	24,881	869	47,173
197,555	1,006,787	175,776	3,593,240	1,583,071	12,516	4,232,123

178,751	707,707	134,252	2,518,428	1,607,952	13,385	4,279,296

$175,816	$680,793	$232,452	$2,910,693	$1,609,407	$12,424	$4,118,491

B-19

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Oppenheimer International Growth Fund/VA Service Class	Oppenheimer Main Street Small Cap Fund/VA Service Class	Oppenheimer Strategic Bond Fund/VA Service Class

Assets:
Shares owned in underlying fund	194,309	1,703,580	9,161,468
Net asset value per share (NAV)	1.71	14.28	5.38

Total Assets (Shares x NAV)	$332,269	$24,327,129	$49,288,699

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	821	25,841	57,702

Net Assets	$331,448	$24,301,288	$49,230,997

Net Assets: Total
Contract Value in accumulation period	$331,448	$24,301,288	$49,230,997
Contracts in Payout (annuitization) period	—	—	—

Net Assets	$331,448	$24,301,288	$49,230,997

Total Units Outstanding	21,880	1,600,237	4,169,395

Unit Value (Accumulation, Lowest to Highest)	$15.11 to $15.19	$15.12 to $15.21	$11.76 to $11.83

Cost Of Shares In Underlying Fund	$320,825	$20,377,616	$44,785,862

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Oppenheimer International Growth Fund/VA Service Class	Oppenheimer Main Street Small Cap Fund/VA Service Class	Oppenheimer Strategic Bond Fund/VA Service Class

2009 Investment Income
Income:
Reinvested dividends	$—	$5,340	$3,894
Expenses:
Mortality expense risk and administrative charges	801	155,821	327,682

Net investment income/(expense)	(801)	(150,481)	(323,788)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	111	131,796	154,085
Reinvested realized gain distributions	—	—	1,220

Net realized gain/(loss) on investments	111	131,796	155,305
Net change in unrealized appreciation/(depreciation) of investments	11,444	3,949,514	4,502,836

Net realized and unrealized gain/(loss) from investments	11,555	4,081,310	4,658,141

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,754	$3,930,829	$4,334,353

See notes to financial statements.

B-20

Investment Divisions
PIMCO Low Duration Advisor Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Cullen Value Class II	Pioneer Equity Income Class II	Pioneer Fund Class II	Pioneer Mid Cap Value Class II

28,363	16,016	3,931,562	4,855,757	336	562	2,099,922
10.11	12.44	10.82	10.37	16.85	19.59	14.41

$286,753	$199,233	$42,539,505	$50,354,196	$5,669	$11,003	$30,259,869

844	1,069	46,856	51,648	56	86	29,584

$285,909	$198,164	$42,492,649	$50,302,548	$5,613	$10,917	$30,230,285

$285,909	$198,164	$42,492,649	$50,302,548	$5,613	$10,917	$30,230,285
—	—	—	—	—	—	—

$285,909	$198,164	$42,492,649	$50,302,548	$5,613	$10,917	$30,230,285

25,744	17,146	3,822,240	4,026,457	459	814	2,279,077

$11.07 to $11.13	$11.52 to $11.59	$11.07 to $11.13	$12.44 to $12.51	$12.20 to $12.25	$13.33 to $13.41	$13.21 to $13.28

$292,753	$200,536	$42,449,875	$43,405,109	$5,074	$9,456	$26,111,138

Investment Divisions
PIMCO Low Duration Advisor Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Cullen Value Class II	Pioneer Equity Income Class II	Pioneer Fund Class II	Pioneer Mid Cap Value Class II

$1,158	$1,746	$816,265	$163,078	$71	$62	$165,548

824	1,048	266,837	331,628	35	66	199,564

334	698	549,428	(168,550)	36	(4)	(34,016)

76	149	20,394	28,542	—	18	25,098
7,963	7,022	1,184,847	—	—	—	—

8,039	7,171	1,205,241	28,542	—	18	25,098

(6,000)	(1,304)	89,630	6,949,087	594	1,547	4,148,731

2,039	5,867	1,294,871	6,977,629	594	1,565	4,173,829

$2,373	$6,565	$1,844,299	$6,809,079	$630	$1,561	$4,139,813

B-21

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

Seligman Communications and Information Portfolio Class 2

Assets:
Shares owned in underlying fund	534,570
Net asset value per share (NAV)	19.54

Total Assets (Shares x NAV)	$10,445,493

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	18,433

Net Assets	$10,427,060

Net Assets: Total
Contract Value in accumulation period	$10,427,060
Contracts in Payout (annuitization) period	—

Net Assets	$10,427,060

Total Units Outstanding	658,496

Unit Value (Accumulation, Lowest to Highest)	$15.77 to $15.86

Cost Of Shares In Underlying Fund	$8,599,598

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

Seligman Communications and Information Portfolio Class 2

2009 Investment Income
Income:
Reinvested dividends	$—
Expenses:
Mortality expense risk and administrative charges	68,433

Net investment income/(expense)	(68,433)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	69,405
Reinvested realized gain distributions	—

Net realized gain/(loss) on investments	69,405
Net change in unrealized appreciation/(depreciation) of investments	1,845,894

Net realized and unrealized gain/(loss) from investments	1,915,299

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,846,866

See notes to financial statements.

B-22

Investment Divisions
Van Kampen UIF U.S. Mid Cap Value Class II	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

925	448,740	537,094
10.50	8.78	16.39

$9,713	$3,939,939	$8,802,968

89	5,670	15,332

$9,624	$3,934,269	$8,787,636

$9,624	$3,934,017	$8,773,050
—	252	14,586

$9,624	$3,934,269	$8,787,636

648	358,399	788,412

$14.83 to $14.88	$10.55 to $11.03	$10.74 to $11.23

$7,382	$4,119,498	$10,293,931

Investment Divisions
Van Kampen UIF U.S. Mid Cap Value Class II	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$68	$258,802	$287,850

89	62,858	122,759

(21)	195,944	165,091

—	(38,317)	(664,571)
—	—	—

—	(38,317)	(664,571)
2,331	(184,992)	2,105,028

2,331	(223,309)	1,440,457

$2,310	$(27,365)	$1,605,548

B-23

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$41,989	$358,624	$20,180
Net realized gain/(loss) from sale of investments	476,578	59,449	(25,289)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(11,503,892)	(14,914,265)	(1,521,020)

Net increase/(decrease) resulting from operations	(10,985,325)	(14,496,192)	(1,526,129)

2008 Contract Transactions
Contract purchase payments	10,506,165	4,049,415	294,416
Transfers between investment divisions, net	3,485,947	2,251,836	(134,990)
Transfers on account of death	(194,463)	(131,208)	(464)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,478,898)	(1,631,177)	(191,631)
Contract fees	(8,450)	(11,790)	(2,893)
Transfers–other	(11,247)	(61,569)	94,042

Net increase/(decrease) from contract transactions	12,299,054	4,465,507	58,480

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,313,729	(10,030,685)	(1,467,649)
Net Assets at December 31, 2007	29,879,295	37,110,896	3,937,453

Net Assets at December 31, 2008	$31,193,024	$27,080,211	$2,469,804

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(901,473)	$204,637	$(3,323)
Net realized gain/(loss) from sale of investments	79,602	(891,413)	(603,578)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	20,391,677	8,319,425	1,154,697

Net increase/(decrease) resulting from operations	19,569,806	7,632,649	547,796

2009 Contract Transactions
Contract purchase payments	71,910,003	4,198,602	104,742
Transfers between investment divisions, net	3,918,725	(444,729)	(2,896,875)
Transfers on account of death	(139,231)	(56,916)	(2,913)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,696,612)	(1,320,647)	(223,155)
Contract fees	(11,892)	(12,562)	(3,842)
Transfers–other	(306,173)	(171,720)	4,443

Net increase/(decrease) from contract transactions	73,674,820	2,192,028	(3,017,600)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	93,244,626	9,824,677	(2,469,804)
Net Assets at December 31, 2008	31,193,024	27,080,211	2,469,804

Net Assets at December 31, 2009	$124,437,650	$36,904,888	$—

See notes to financial statements.

B-24

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series

$516,036	$149,475	$39,729	$(57,847)	$(96,512)	$393,924	$(283,485)
(305,778)	29,700	(240,960)	(294,067)	(1,065,382)	618,621	(346,619)
—	—	184,580	82,720	100,591	1,241,346	1,455,481
(1,893,587)	(36,543)	(2,406,690)	(1,347,685)	(3,196,825)	(23,908,921)	(18,621,987)

(1,683,329)	142,632	(2,423,341)	(1,616,879)	(4,258,128)	(21,655,030)	(17,796,610)

1,484,578	723,365	404,111	376,583	1,202,948	9,356,681	1,725,813
(549,815)	1,454,008	15,129	(58,934)	(360,360)	6,145,478	(4,879,511)
(122,794)	(39,541)	(15,410)	—	(36,372)	(177,699)	(102,282)
(573,148)	(656,973)	(196,767)	(297,367)	(410,018)	(1,767,760)	(1,333,519)
(2,507)	(2,172)	(2,646)	(1,997)	(4,499)	(12,711)	(11,500)
(232,160)	(20,862)	51,475	2,435	(1,760)	(271,676)	1,662,666

4,154	1,457,825	255,892	20,720	389,939	13,272,313	(2,938,333)

—	—	—	—	—	—	—

(1,679,175)	1,600,457	(2,167,449)	(1,596,159)	(3,868,189)	(8,382,717)	(20,734,943)
8,029,843	6,408,188	5,772,124	4,530,633	11,792,210	45,869,740	32,984,981

$6,350,668	$8,008,645	$3,604,675	$2,934,474	$7,924,021	$37,487,023	$12,250,038

$858,642	$611,644	$(23,198)	$(54,146)	$(150,933)	$159,837	$380,451
(200,560)	69,527	(2,203,741)	(340,799)	(681,024)	(767,783)	(2,191,063)
—	—	—	—	—	22,517	—
2,707,852	289,631	2,868,788	1,464,186	3,951,899	16,029,153	12,838,475

3,365,934	970,802	641,849	1,069,241	3,119,942	15,443,724	11,027,863

5,733,711	27,984,978	166,300	177,598	1,957,568	8,564,245	1,451,006
540,931	3,624,711	(4,197,640)	79,044	(186,325)	(6,143,686)	1,655,312
(53,705)	(41,592)	—	(1,363)	(22,041)	(88,651)	(25,295)
(441,138)	(1,578,892)	(190,452)	(105,139)	(468,817)	(1,501,216)	(1,219,055)
(3,396)	(2,763)	(2,301)	(2,019)	(4,813)	(14,793)	(11,404)
(68,545)	(61,138)	(22,431)	(77,517)	(83,938)	(360,585)	(206,448)

5,707,858	29,925,304	(4,246,524)	70,604	1,191,634	455,314	1,644,116

—	—	—	—	—	—	—

9,073,792	30,896,106	(3,604,675)	1,139,845	4,311,576	15,899,038	12,671,979
6,350,668	8,008,645	3,604,675	2,934,474	7,924,021	37,487,023	12,250,038

$15,424,460	$38,904,751	$—	$4,074,319	$12,235,597	$53,386,061	$24,922,017

B-25

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	RS Investment Quality Bond VIP Series	RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$3,767,350	$(1,127)	$(23,954)
Net realized gain/(loss) from sale of investments	(489,033)	(58,497)	(208,140)
Reinvested realized gain distributions	666,791	—	—
Net change in unrealized appreciation/(depreciation) of investments	(5,974,868)	(13,576)	(1,894,649)

Net increase/(decrease) resulting from operations	(2,029,760)	(73,200)	(2,126,743)

2008 Contract Transactions
Contract purchase payments	26,927,638	65,792	506,901
Transfers between investment divisions, net	(32,658,519)	219,965	4,033,121
Transfers on account of death	(433,229)	—	—
Transfer for annuity benefits, surrenders and partial withdrawals	(4,895,083)	(475)	(179,487)
Contract fees	(31,469)	(20)	(834)
Transfers–other	(1,405,959)	(18,123)	16,883

Net increase/(decrease) from contract transactions	(12,496,621)	267,139	4,376,584

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(14,526,381)	193,939	2,249,841
Net Assets at December 31, 2007	125,123,401	15,759	316,416

Net Assets at December 31, 2008	$110,597,020	$209,698	$2,566,257

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$5,381,788	$(3,853)	$(50,662)
Net realized gain/(loss) from sale of investments	(81,460)	56,118	(759,074)
Reinvested realized gain distributions	1,174,159	—	—
Net change in unrealized appreciation/(depreciation) of investments	7,069,516	13,648	2,146,394

Net increase/(decrease) resulting from operations	13,544,003	65,913	1,336,658

2009 Contract Transactions
Contract purchase payments	57,841,482	5,474	331,677
Transfers between investment divisions, net	18,648,051	(287,744)	(154,042)
Transfers on account of death	(367,454)	—	(451)
Transfer for annuity benefits, surrenders and partial withdrawals	(4,871,684)	(3,080)	(549,289)
Contract fees	(36,575)	(54)	(1,422)
Transfers–other	(953,817)	9,793	(92,877)

Net increase/(decrease) from contract transactions	70,260,003	(275,611)	(466,404)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	83,804,006	(209,698)	870,254
Net Assets at December 31, 2008	110,597,020	209,698	2,566,257

Net Assets at December 31, 2009	$194,401,026	$—	$3,436,511

See notes to financial statements.

B-26

Investment Divisions
RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust

$(1,420)	$1,686	$(1,750)	$140,124	$(81,015)	$(15,235)	$(3,823)
(42,213)	(56,197)	(61,412)	—	(468,736)	(121,149)	(170,081)
—	21	—	—	71,681	276,102	1,084,672
(36,761)	(17,406)	(65,184)	—	(5,422,291)	(1,015,987)	(3,749,566)

(80,394)	(71,896)	(128,346)	140,124	(5,900,361)	(876,269)	(2,838,798)

148,027	60,037	58,336	9,590,058	619,168	75,036	368,588
33,998	(168,381)	(158,857)	9,120,636	(771,728)	(144,854)	(264,782)
—	—	—	(379,189)	(6,414)	—	(4,761)
(4,221)	(4,800)	—	(4,369,261)	(854,202)	(33,037)	(889,639)
(52)	(65)	(63)	(8,931)	(6,311)	(596)	(4,755)
(9,997)	(87)	(1,350)	(10,957,283)	(21,558)	16,767	(167,945)

167,755	(113,296)	(101,934)	2,996,030	(1,041,045)	(86,684)	(963,294)

—	—	—	754	—	—	—

87,361	(185,192)	(230,280)	3,136,908	(6,941,406)	(962,953)	(3,802,092)
31,673	249,177	326,848	24,815,930	14,889,006	1,815,506	9,860,668

$119,034	$63,985	$96,568	$27,952,838	$7,947,600	$852,553	$6,058,576

$(3,040)	$(1,341)	$(7,985)	$(345,501)	$(68,347)	$(13,546)	$(25,642)
(11,997)	(6,436)	101,810	—	(597,389)	(101,397)	(450,518)
—	—	—	—	5,877	—	494,536
61,812	32,932	82,570	—	3,189,969	188,438	1,013,976

46,775	25,155	176,395	(345,501)	2,530,110	73,495	1,032,352

7,395	11,506	47,969	4,020,649	341,720	41,098	253,707
83,462	(61,155)	(317,531)	2,883,843	(134,781)	14,179	(291)
—	—	—	(1,716)	(55,736)	(19,670)	(40,599)
(5,104)	(39,065)	(1,898)	(3,822,065)	(542,511)	(16,260)	(504,526)
(151)	(134)	(198)	(12,612)	(6,183)	(498)	(4,451)
(3,250)	(292)	(1,305)	(7,094,550)	(253,444)	(12,547)	(175,963)

82,352	(89,140)	(272,963)	(4,026,451)	(650,935)	6,302	(472,123)

—	—	—	10,726	—	—	—

129,127	(63,985)	(96,568)	(4,361,226)	1,879,175	79,797	560,229
119,034	63,985	96,568	27,952,838	7,947,600	852,553	6,058,576

$248,161	$—	$—	$23,591,612	$9,826,775	$932,350	$6,618,805

B-27

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Global Real Estate Series II

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(164,712)	$(19,777)	$—
Net realized gain/(loss) from sale of investments	48,638	(3,550)	—
Reinvested realized gain distributions	—	431,828	—
Net change in unrealized appreciation/(depreciation) of investments	(6,096,510)	(1,903,042)	—

Net increase/(decrease) resulting from operations	(6,212,584)	(1,494,541)	—

2008 Contract Transactions
Contract purchase payments	1,160,336	66,934	—
Transfers between investment divisions, net	1,945,648	(35,809)	—
Transfers on account of death	(69,199)	(16,245)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(461,723)	(120,533)	—
Contract fees	(4,265)	(1,277)	—
Transfers–other	(97,834)	(40,679)	—

Net increase/(decrease) from contract transactions	2,472,963	(147,609)	—

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(3,739,621)	(1,642,150)	—
Net Assets at December 31, 2007	13,797,013	2,968,850	—

Net Assets at December 31, 2008	$10,057,392	$1,326,700	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(128,441)	$(7,697)	$(226)
Net realized gain/(loss) from sale of investments	(504,678)	(680,321)	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,564,919	1,216,149	4,138

Net increase/(decrease) resulting from operations	1,931,800	528,131	3,912

2009 Contract Transactions
Contract purchase payments	150,833	44,328	64,515
Transfers between investment divisions, net	(157,619)	(51,452)	—
Transfers on account of death	(7,503)	(879)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(306,727)	(96,946)	—
Contract fees	(4,547)	(1,106)	—
Transfers–other	(53,584)	(7,442)	—

Net increase/(decrease) from contract transactions	(379,147)	(113,497)	64,515

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,552,653	414,634	68,427
Net Assets at December 31, 2008	10,057,392	1,326,700	—

Net Assets at December 31, 2009	$11,610,045	$1,741,334	$68,427

See notes to financial statements.

B-28

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B

$141,843	$1,642	$3,383	$(28,490)	$12,380	$—	$(28,108)
41,881	807	3,142	(32,219)	(204,107)	—	32,221
—	281,614	—	—	572,061	—	—
416,487	(1,076,664)	(97,441)	(1,270,347)	(2,045,649)	—	(989,393)

600,211	(792,601)	(90,916)	(1,331,056)	(1,665,315)	—	(985,280)

397,544	197,649	16,964	135,611	251,056	—	188,480
1,412,349	108,454	(32,041)	(459,267)	(214,884)	—	20,416
(5,654)	(1,939)	—	—	—	—	(17,620)
(359,454)	(93,061)	(13,463)	(130,461)	(354,509)	—	(204,761)
(1,920)	(1,339)	(157)	(1,566)	(2,125)	—	(932)
(132,629)	29,323	(151)	(132,524)	(24,611)	—	19,335

1,310,236	239,087	(28,848)	(588,207)	(345,073)	—	4,918

—	—	—	—	—	—	—

1,910,447	(553,514)	(119,764)	(1,919,263)	(2,010,388)	—	(980,362)
4,904,323	2,423,120	302,368	3,306,231	4,158,048	—	2,409,211

$6,814,770	$1,869,606	$182,604	$1,386,968	$2,147,660	$—	$1,428,849

$180,740	$(10,159)	$(871)	$(26,885)	$39,483	$28,156	$(26,453)
138,121	(224,854)	(2,186)	(321,389)	(416,917)	188,933	(61,002)
217,575	26,493	—	—	—	—	—
(672,529)	695,219	59,877	960,009	696,601	1,803,198	607,727

(136,093)	486,699	56,820	611,735	319,167	2,020,287	520,272

217,047	258,800	60,847	248,974	61,382	10,629,588	54,774
(203,574)	(39,536)	(1,453)	(3,458)	(107,126)	(722,050)	184,259
(46,412)	(22,855)	—	(2,502)	(8,242)	(4,418)	(11,393)
(545,305)	(84,316)	(14,063)	(128,354)	(205,025)	(83,239)	(153,648)
(3,021)	(1,343)	(209)	(1,367)	(1,901)	(4)	(881)
(68,078)	(116,226)	(2,340)	(19,799)	(16,501)	3,860	1,603

(649,343)	(5,476)	42,782	93,494	(277,413)	9,823,737	74,714

—	—	—	—	—	—	—

(785,436)	481,223	99,602	705,229	41,754	11,844,024	594,986
6,814,770	1,869,606	182,604	1,386,968	2,147,660	—	1,428,849

$6,029,334	$2,350,829	$282,206	$2,092,197	$2,189,414	$11,844,024	$2,023,835

B-29

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(19,394)	$(5,943)	$19,819
Net realized gain/(loss) from sale of investments	57,372	(1,136,965)	(68,429)
Reinvested realized gain distributions	—	1,833,430	157,850
Net change in unrealized appreciation/(depreciation) of investments	(955,575)	(3,351,250)	(1,593,673)

Net increase/(decrease) resulting from operations	(917,597)	(2,660,728)	(1,484,433)

2008 Contract Transactions
Contract purchase payments	216,161	357,672	354,911
Transfers between investment divisions, net	(42,005)	(522,786)	(124,874)
Transfers on account of death	(17,133)	(23,311)	(15,618)
Transfer for annuity benefits, surrenders and partial withdrawals	(88,371)	(633,021)	(203,221)
Contract fees	(930)	(3,495)	(1,125)
Transfers–other	(5,016)	(13,114)	21,223

Net increase/(decrease) from contract transactions	62,706	(838,055)	31,296

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(854,891)	(3,498,783)	(1,453,137)
Net Assets at December 31, 2007	1,860,981	7,716,832	3,536,420

Net Assets at December 31, 2008	$1,006,090	$4,218,049	$2,083,283

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(21,372)	$35,072	$26,400
Net realized gain/(loss) from sale of investments	(44,907)	(1,417,707)	(513,252)
Reinvested realized gain distributions	—	80,798	—
Net change in unrealized appreciation/(depreciation) of investments	551,527	2,238,877	782,136

Net increase/(decrease) resulting from operations	485,248	937,040	295,284

2009 Contract Transactions
Contract purchase payments	92,293	133,715	25,113
Transfers between investment divisions, net	371,944	(280,520)	(497,206)
Transfers on account of death	(2,650)	(1,107)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(42,063)	(304,240)	(83,162)
Contract fees	(877)	(2,704)	(927)
Transfers–other	(11,834)	(30,548)	2,502

Net increase/(decrease) from contract transactions	406,813	(485,404)	(553,680)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	892,061	451,636	(258,396)
Net Assets at December 31, 2008	1,006,090	4,218,049	2,083,283

Net Assets at December 31, 2009	$1,898,151	$4,669,685	$1,824,887

See notes to financial statements.

B-30

Investment Divisions
BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III	BlackRock Large Cap Value V.I. Class III	Columbia Asset Allocation Fund Variable Series Class B	Columbia Small Cap Value Fund Variable Series Class B	Columbia Small Company Growth Fund Variable Series Class B	Columbia Marsico 21st Century Fund Variable Series Class B

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—

$3,764	$114,221	$2,318	$131	$(23,054)	$(172)	$(277)
2,008	2,888	68	—	67,274	—	—
—	—	—	—	11,327	—	—

10,087	3,438,322	8,157	6,511	1,804,475	2,782	4,448

15,859	3,555,431	10,543	6,642	1,860,022	2,610	4,171

458,202	22,573,194	201,412	39,102	10,314,771	54,581	68,584
24	(180,176)	—	5,000	(186,672)	—	—
—	(8,596)	—	—	(4,093)	—	—
(66,279)	(172,872)	(1,125)	—	(82,659)	—	—
—	(8)	—	—	(4)	—	—
30,255	(1,858)	—	59,452	(5,057)	1,558	—

422,202	22,209,684	200,287	103,554	10,036,286	56,139	68,584

—	—	—	—	—	—	—

438,061	25,765,115	210,830	110,196	11,896,308	58,749	72,755
—	—	—	—	—	—	—

$438,061	$25,765,115	$210,830	$110,196	$11,896,308	$58,749	$72,755

B-31

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Columbia Marsico Growth Fund Variable Series Class B	Davis Financial	Davis Real Estate

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$(14,017)	$38,169
Net realized gain/(loss) from sale of investments	—	(73,907)	(832,783)
Reinvested realized gain distributions	—	52,563	45,593
Net change in unrealized appreciation/(depreciation) of investments	—	(748,938)	(1,472,577)

Net increase/(decrease) resulting from operations	—	(784,299)	(2,221,598)

2008 Contract Transactions
Contract purchase payments	—	179,379	405,843
Transfers between investment divisions, net	—	(99,797)	(328,907)
Transfers on account of death	—	(27,007)	—
Transfer for annuity benefits, surrenders and partial withdrawals	—	(43,615)	(250,305)
Contract fees	—	(808)	(2,601)
Transfers–other	—	22,787	75,871

Net increase/(decrease) from contract transactions	—	30,939	(100,099)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	—	(753,360)	(2,321,697)
Net Assets at December 31, 2007	—	1,606,807	4,819,888

Net Assets at December 31, 2008	$—	$853,447	$2,498,191

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(305)	$(7,719)	$29,915
Net realized gain/(loss) from sale of investments	5	(237,775)	(1,051,426)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	5,255	610,475	1,800,780

Net increase/(decrease) resulting from operations	4,955	364,981	779,269

2009 Contract Transactions
Contract purchase payments	42,614	128,999	99,207
Transfers between investment divisions, net	7,347	51,434	345,920
Transfers on account of death	—	—	(3,273)
Transfer for annuity benefits, surrenders and partial withdrawals	(247)	(49,128)	(150,401)
Contract fees	—	(843)	(2,095)
Transfers–other	—	28,914	(3,745)

Net increase/(decrease) from contract transactions	49,714	159,376	285,613

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	54,669	524,357	1,064,882
Net Assets at December 31, 2008	—	853,447	2,498,191

Net Assets at December 31, 2009	$54,669	$1,377,804	$3,563,073

See notes to financial statements.

B-32

Investment Divisions

Davis Value	Evergreen VA International Equity Share Class 2	Evergreen VA Special Values Share Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

$(30,523)	$—	$—	$7,810	$(509,902)	$249,596	$(21,362)
(1,565)	—	—	(83,226)	(504,899)	(464,637)	84,066
887,947	—	—	168,884	3,036,093	19,773	—
(22,117,298)	—	—	(2,015,084)	(65,800,975)	(9,915,558)	(1,666,481)

(21,261,439)	—	—	(1,921,616)	(63,779,683)	(10,110,826)	(1,603,777)

11,392,516	—	—	391,713	32,943,673	2,080,507	245,573
5,975,139	—	—	55,024	14,704,473	1,917,867	(159,754)
(143,143)	—	—	(17,680)	(359,987)	(73,300)	—
(1,553,391)	—	—	(534,891)	(4,703,489)	(978,663)	(218,487)
(10,486)	—	—	(3,464)	(33,630)	(6,697)	(1,648)
(497,000)	—	—	83,680	(377,784)	(301,338)	55,442

15,163,635	—	—	(25,618)	42,173,256	2,638,376	(78,874)

—	—	—	—	—	—	—

(6,097,804)	—	—	(1,947,234)	(21,606,427)	(7,472,450)	(1,682,651)
45,691,735	—	—	5,433,306	125,983,826	23,292,032	3,389,900

$39,593,931	$—	$—	$3,486,072	$104,377,399	$15,819,582	$1,707,249

$(284,917)	$(179,170)	$(205)	$6,302	$(332,096)	$125,358	$(24,695)
(2,902,278)	155,253	31	(147,488)	(9,614,663)	(1,490,725)	(226,252)
—	—	—	12,411	41,724	—	1,391
17,719,280	4,573,633	2,848	1,423,352	52,627,668	7,046,632	655,373

14,532,085	4,549,716	2,674	1,294,577	42,722,633	5,681,265	405,817

8,258,811	30,880,303	30,741	93,713	40,428,423	4,700,068	52,794
(3,742,958)	(449,093)	5,000	283,978	(9,338,622)	(1,315,075)	(273,607)
(59,481)	(11,262)	—	(32,545)	(436,751)	(59,517)	(3,900)
(1,367,223)	(240,278)	(627)	(367,577)	(4,430,954)	(911,775)	(96,704)
(13,298)	(12)	—	(3,908)	(39,305)	(6,825)	(1,540)
(580,745)	(8,010)	—	11,544	(1,030,282)	(190,803)	(32,997)

2,495,106	30,171,648	35,114	(14,795)	25,152,509	2,216,073	(355,954)

—	—	—	—	—	—	—

17,027,191	34,721,364	37,788	1,279,782	67,875,142	7,897,338	49,863
39,593,931	—	—	3,486,072	104,377,399	15,819,582	1,707,249

$56,621,122	$34,721,364	$37,788	$4,765,854	$172,252,541	$23,716,920	$1,757,112

B-33

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Overseas Service Class 2

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,207,675	$(604,161)	$—
Net realized gain/(loss) from sale of investments	(818,599)	(221,635)	—
Reinvested realized gain distributions	39,762	7,492,725	—
Net change in unrealized appreciation/(depreciation) of investments	(3,256,332)	(30,827,314)	—

Net increase/(decrease) resulting from operations	(2,827,494)	(24,160,385)	—

2008 Contract Transactions
Contract purchase payments	15,681,685	16,079,981	—
Transfers between investment divisions, net	(12,585,415)	1,696,182	—
Transfers on account of death	(120,852)	(140,722)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(1,528,991)	(2,794,444)	—
Contract fees	(10,271)	(16,514)	—
Transfers–other	(425,532)	(87,537)	—

Net increase/(decrease) from contract transactions	1,010,624	14,736,946	—

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(1,816,870)	(9,423,439)	—
Net Assets at December 31, 2007	48,105,905	52,986,946	—

Net Assets at December 31, 2008	$46,289,035	$43,563,507	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$4,153,109	$(693,117)	$1,820
Net realized gain/(loss) from sale of investments	(414,992)	(1,805,796)	(10)
Reinvested realized gain distributions	261,546	437,442	218
Net change in unrealized appreciation/(depreciation) of investments	3,807,915	25,190,330	3,774

Net increase/(decrease) resulting from operations	7,807,578	23,128,859	5,802

2009 Contract Transactions
Contract purchase payments	17,139,858	39,029,172	125,055
Transfers between investment divisions, net	6,782,038	(4,944,916)	—
Transfers on account of death	(291,589)	(185,122)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(1,951,284)	(2,747,931)	(33)
Contract fees	(13,210)	(19,891)	(3)
Transfers–other	(395,430)	(466,070)	5,029

Net increase/(decrease) from contract transactions	21,270,383	30,665,242	130,048

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	29,077,961	53,794,101	135,850
Net Assets at December 31, 2008	46,289,035	43,563,507	—

Net Assets at December 31, 2009	$75,366,996	$97,357,608	$135,850

See notes to financial statements.

B-34

Investment Divisions
Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

$—	$33,991	$—	$—	$—	$68,948	$(67,082)
—	(154,224)	—	—	—	(63,774)	(37,255)
—	597,782	—	—	—	172,103	1,769,368

—	(4,965,263)	—	—	—	(7,240,788)	(10,113,920)

—	(4,487,714)	—	—	—	(7,063,511)	(8,448,889)

—	420,701	—	—	—	2,646,668	10,288,185
—	(126,995)	—	—	—	(64,136)	1,192,126
—	(10,685)	—	—	—	(48,603)	(63,765)
—	(464,382)	—	—	—	(1,086,962)	(721,697)
—	(3,879)	—	—	—	(6,034)	(5,769)
—	(24,381)	—	—	—	(47,890)	(41,807)

—	(209,621)	—	—	—	1,393,043	10,647,273

—	—	—	—	—	—	—

—	(4,697,335)	—	—	—	(5,670,468)	2,198,384
—	10,397,458	—	—	—	24,845,816	20,734,341

$—	$5,700,123	$—	$—	$—	$19,175,348	$22,932,725

$(745)	$101,827	$7,229	$(326)	$218,496	$(13,577)	$10,153
(148)	(351,656)	6,032	81	(5,379)	(752,371)	(2,513,495)
—	—	—	—	—	—	1,390,392

9,886	1,890,931	46,814	10,790	(25,828)	3,755,334	10,847,593

8,993	1,641,102	60,075	10,545	187,289	2,989,386	9,734,643

766,854	321,811	1,101,988	373,571	31,049,520	154,090	15,591,497
103,062	(130,584)	4,807	—	1,755,262	(549,199)	(2,228,504)
—	(31,656)	—	—	(13,084)	(98,685)	(76,527)
(2,047)	(252,285)	(6,739)	(576)	(236,630)	(839,280)	(941,056)
(4)	(3,608)	—	—	(15)	(6,219)	(7,668)
19,351	(60,259)	(452,433)	791	(21,941)	(182,063)	(360,521)

887,216	(156,581)	647,623	373,786	32,533,112	(1,521,356)	11,977,221

—	—	—	—	—	—	—

896,209	1,484,521	707,698	384,331	32,720,401	1,468,030	21,711,864
—	5,700,123	—	—	—	19,175,348	22,932,725

$896,209	$7,184,644	$707,698	$384,331	$32,720,401	$20,643,378	$44,644,589

B-35

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$41,388	$2,035	$(16,303)
Net realized gain/(loss) from sale of investments	(49,090)	3,035	26,450
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(150,405)	(101,961)	(586,041)

Net increase/(decrease) resulting from operations	(158,107)	(96,891)	(575,894)

2008 Contract Transactions
Contract purchase payments	227,348	38,760	173,685
Transfers between investment divisions, net	(159,702)	3,345	41,996
Transfers on account of death	(29,718)	—	(31,505)
Transfer for annuity benefits, surrenders and partial withdrawals	(450,457)	(5,755)	(93,229)
Contract fees	(1,246)	(175)	(955)
Transfers–other	(12,359)	(8,188)	(2,603)

Net increase/(decrease) from contract transactions	(426,134)	27,987	87,389

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	(584,241)	(68,904)	(488,505)
Net Assets at December 31, 2007	3,894,232	229,088	1,388,630

Net Assets at December 31, 2008	$3,309,991	$160,184	$900,125

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$85,016	$(1,690)	$(17,680)
Net realized gain/(loss) from sale of investments	288	(6,462)	(24,513)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	365,912	63,104	376,301

Net increase/(decrease) resulting from operations	451,216	54,952	334,108

2009 Contract Transactions
Contract purchase payments	33,512	16,838	151,460
Transfers between investment divisions, net	138,556	24,780	120,787
Transfers on account of death	(42,825)	—	—
Transfer for annuity benefits, surrenders and partial withdrawals	(252,442)	(1,536)	(48,103)
Contract fees	(1,323)	(150)	(1,037)
Transfers–other	(59,348)	(1,732)	(9,275)

Net increase/(decrease) from contract transactions	(183,870)	38,200	213,832

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	267,346	93,152	547,940
Net Assets at December 31, 2008	3,309,991	160,184	900,125

Net Assets at December 31, 2009	$3,577,337	$253,336	$1,448,065

See notes to financial statements

See notes to financial statements.

B-36

Investment Divisions
MFS Investor Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	MFS Utilities Service Class	MFS Value Service Class	Oppenheimer Capital Appreciation Fund/VA Service Class

$(8,136)	$(18,662)	$59,404	$356,344	$—	$—	$—
26,075	(19,179)	(28,155)	(923,257)	—	—	—
76,739	265,711	—	1,596,032	—	—	—
(480,351)	(860,791)	(213,946)	(7,672,642)	—	—	—

(385,673)	(632,921)	(182,697)	(6,643,523)	—	—	—

54,104	192,939	19,413	1,219,934	—	—	—
(103,727)	(71,171)	49,266	(632,897)	—	—	—
—	—	—	(9,600)	—	—	—
(59,264)	(86,342)	(92,192)	(1,628,850)	—	—	—
(915)	(605)	(510)	(10,536)	—	—	—
4,368	9,590	(46,634)	(268,037)	—	—	—

(105,434)	44,411	(70,657)	(1,329,986)	—	—	—

—	—	—	—	—	—	—

(491,107)	(588,510)	(253,354)	(7,973,509)	—	—	—
1,228,170	1,554,701	1,358,613	28,241,719	—	—	—

$737,063	$966,191	$1,105,259	$20,268,210	$—	$—	$—

$(2,935)	$(26,914)	$98,200	$392,265	$1,455	$(961)	$(160,805)
(18,804)	(299,080)	(41,524)	(1,074,812)	24,881	869	47,173
—	—	—	—	—	—	—
197,555	1,006,787	175,776	3,593,240	1,583,071	12,516	4,232,123

175,816	680,793	232,452	2,910,693	1,609,407	12,424	4,118,491

10,924	110,874	2,289	196,054	8,846,136	215,575	21,742,468
44,523	8,382	172,863	(103,616)	(92,292)	(15)	(372,830)
—	—	—	(46,549)	(4,142)	—	(8,561)
(61,164)	(41,635)	(56,294)	(1,341,084)	(69,310)	(5,752)	(172,221)
(821)	(664)	(573)	(10,129)	(4)	—	(6)
(1,559)	(19,083)	(23,876)	(444,297)	20,911	622	(3,945)

(8,097)	57,874	94,409	(1,749,621)	8,701,299	210,430	21,184,905

—	—	—	—	—	—	—

167,719	738,667	326,861	1,161,072	10,310,706	222,854	25,303,396
737,063	966,191	1,105,259	20,268,210	—	—	—

$904,782	$1,704,858	$1,432,120	$21,429,282	$10,310,706	$222,854	$25,303,396

B-37

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Oppenheimer International Growth Fund/VA Service Class	Oppenheimer Main Street Small Cap Fund/VA Service Class	Oppenheimer Strategic Bond Fund/VA Service Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—	$—
Net realized gain/(loss) from sale of investments	—	—	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	—	—

Net increase/(decrease) resulting from operations	—	—	—

2008 Contract Transactions
Contract purchase payments	—	—	—
Transfers between investment divisions, net	—	—	—
Transfers on account of death	—	—	—
Transfer for annuity benefits, surrenders and partial withdrawals	—	—	—
Contract fees	—	—	—
Transfers–other	—	—	—

Net increase/(decrease) from contract transactions	—	—	—

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	—	—	—
Net Assets at December 31, 2007	—	—	—

Net Assets at December 31, 2008	$—	$—	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(801)	$(150,481)	$(323,788)
Net realized gain/(loss) from sale of investments	111	131,796	154,085
Reinvested realized gain distributions	—	—	1,220
Net change in unrealized appreciation/(depreciation) of investments	11,444	3,949,514	4,502,836

Net increase/(decrease) resulting from operations	10,754	3,930,829	4,334,353

2009 Contract Transactions
Contract purchase payments	306,385	20,768,474	45,656,568
Transfers between investment divisions, net	14,079	(225,093)	(347,843)
Transfers on account of death	—	(8,544)	(18,942)
Transfer for annuity benefits, surrenders and partial withdrawals	(177)	(165,953)	(355,835)
Contract fees	(2)	(13)	(20)
Transfers–other	409	1,588	(37,284)

Net increase/(decrease) from contract transactions	320,694	20,370,459	44,896,644

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	331,448	24,301,288	49,230,997
Net Assets at December 31, 2008	—	—	—

Net Assets at December 31, 2009	$331,448	$24,301,288	$49,230,997

See notes to financial statements.

B-38

Investment Divisions

PIMCO Low Duration Advisor Class	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Cullen Value Class II	Pioneer Equity Income Class II	Pioneer Fund Class II	Pioneer Mid Cap Value Class II

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—

$334	$698	$549,428	$(168,550)	$36	$(4)	$(34,016)
76	149	20,394	28,542	—	18	25,098
7,963	7,022	1,184,847	—	—	—	—
(6,000)	(1,304)	89,630	6,949,087	594	1,547	4,148,731

2,373	6,565	1,844,299	6,809,079	630	1,561	4,139,813

271,927	171,351	39,738,143	44,398,635	4,983	9,459	26,552,981
8,490	3,830	1,144,656	(531,934)	—	—	(237,700)
—	—	(15,108)	(17,284)	—	—	(10,575)
(1,087)	(1,240)	(307,625)	(348,528)	—	(103)	(208,300)
—	—	(21)	(17)	—	—	(10)
4,206	17,658	88,305	(7,403)	—	—	(5,924)

283,536	191,599	40,648,350	43,493,469	4,983	9,356	26,090,472

—	—	—	—	—	—	—

285,909	198,164	42,492,649	50,302,548	5,613	10,917	30,230,285
—	—	—	—	—	—	—

$285,909	$198,164	$42,492,649	$50,302,548	$5,613	$10,917	$30,230,285

B-39

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

Seligman Communications and Information Portfolio Class 2

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—
Net realized gain/(loss) from sale of investments	—
Reinvested realized gain distributions	—
Net change in unrealized appreciation/(depreciation) of investments	—

Net increase/(decrease) resulting from operations	—

2008 Contract Transactions
Contract purchase payments	—
Transfers between investment divisions, net	—
Transfers on account of death	—
Transfer for annuity benefits, surrenders and partial withdrawals	—
Contract fees	—
Transfers–other	—

Net increase/(decrease) from contract transactions	—

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—

Total Increase/(Decrease) in Net Assets	—
Net Assets at December 31, 2007	—

Net Assets at December 31, 2008	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(68,433)
Net realized gain/(loss) from sale of investments	69,405
Reinvested realized gain distributions	—
Net change in unrealized appreciation/(depreciation) of investments	1,845,894

Net increase/(decrease) resulting from operations	1,846,866

2009 Contract Transactions
Contract purchase payments	8,904,477
Transfers between investment divisions, net	(282,664)
Transfers on account of death	(4,106)
Transfer for annuity benefits, surrenders and partial withdrawals	(69,502)
Contract fees	(3)
Transfers–other	31,992

Net increase/(decrease) from contract transactions	8,580,194

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—

Total Increase/(Decrease) in Net Assets	10,427,060
Net Assets at December 31, 2008	—

Net Assets at December 31, 2009	$10,427,060

See notes to financial statements.

B-40

Investment Divisions
Van Kampen UIF U.S. Mid Cap Value Class II	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$—	$130,969	$40,685
—	(24,348)	(216,379)
—	—	382,877
—	(131,117)	(4,372,503)

—	(24,496)	(4,165,320)

—	188,362	596,443
—	(3,258)	35,753
—	(13,527)	(51,209)
—	(298,548)	(663,720)
—	(1,668)	(4,708)
—	(186,797)	51,006

—	(315,436)	(36,435)

—	—	—

—	(339,932)	(4,201,755)
—	4,572,574	12,543,267

$—	$4,232,642	$8,341,512

$(21)	$195,944	$165,091
—	(38,317)	(664,571)
—	—	—
2,331	(184,992)	2,105,028

2,310	(27,365)	1,605,548

7,314	183,272	106,823
—	(84,115)	(522,978)
—	—	(52,781)
—	(271,602)	(620,680)
—	(1,900)	(4,496)
—	(96,663)	(65,312)

7,314	(271,008)	(1,159,424)

—	—	—

9,624	(298,373)	446,124
—	4,232,642	8,341,512

$9,624	$3,934,269	$8,787,636

B-41

THE GUARDIAN SEPARATE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (December 31, 2009)

NOTE 1 — ORGANIZATION

The Guardian Separate Account R (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 12, 2003 and commenced operations on March 8, 2004. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the seventy-nine investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The seventy-nine investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series (formerly
RS Core Equity VIP Series)

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series (formerly
RS Small Cap Core Equity VIP Series)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I Capital Appreciation Fund Series II

AIM V.I. Basic Value Fund Series II

AIM V.I. Global Real Estate Fund Series II

AIM V.I. Government Securities Fund Series II

AIM V.I. Mid Cap Core Equity Fund Series II

AIM V.I. Core Equity Fund Series II

Alger American Capital Appreciation Portfolio Class S

AllianceBernstein VPS Growth & Income Portfolio
Class B

AllianceBernstein VPS International Value Portfolio
Class B

AllianceBernstein VPS Large Cap Growth Portfolio
Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)

AllianceBernstein VPS Real Estate Investment
Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

BlackRock Global Allocation V.I. Fund Class III

BlackRock Large Cap Core V.I. Fund Class III

BlackRock Large Cap Value V.I. Fund Class III

Columbia Asset Allocation Fund, Variable Series Class B

Columbia Small Cap Value Fund, Variable Series Class B

Columbia Small Company Growth Fund, Variable Series Class B

Columbia Marsico 21st Century Fund, Variable Series Class B

Columbia Marsico Growth Fund, Variable Series Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Evergreen VA International Equity Fund Share Class 2

Evergreen VA Special Values Fund Share Class 2

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio
Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Service Class 2

Templeton Global Bond Securities Fund Class 2 (formerly Templeton Global Income Securities Fund Class 2)

Templeton Growth Securities Fund Class 2

Franklin Income Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin U.S. Government Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class

MFS Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

B-42

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

MFS Utilities Series Service Class

MFS Value Series Service Class

Oppenheimer Capital Appreciation Fund/VA
Service Class

Oppenheimer International Growth Fund/VA
Service Class

Oppenheimer Main Street Small Cap Fund/VA
Service Class

Oppenheimer Strategic Bond Fund/VA Service Class

PIMCO Low Duration Portfolio Advisor Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Pioneer Cullen Value Portfolio Class II

Pioneer Equity Income Portfolio Class II

Pioneer Fund Portfolio Class II

Pioneer Mid Cap Value Portfolio Class II

Seligman Communications and Information
Portfolio Class 2

Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II

Van Kampen Life Investment Trust Government
Portfolio Class II

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

As of January 1, 2008, the Account adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active. Assets in this category generally include registered mutual funds that are not actively traded and non-registered collective investments funds.

B-43

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2009, none of the Accounts investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets in 2009 are based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level those investments should be reported.

As of December 31, 2009, all investments of the Account were in active traded registered mutual funds and were considered Level 1 with a total fair value of $1,504,383,920.

During 2009, the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. As of December 31, 2009, none of the Separate Accounts registered mutual funds investments level of trading activities is considered to have significantly decreased. As such, the implementation of this guidance does not impact the Separate Accounts investment Level categories.

There were no financial instrument liabilities held by the Account as of December 31, 2009 or during the twelve months then ended.

Subsequent Events

Effective December 31, 2009, the Account adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Account’s financial statements.

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables and the assumed investment return is 4.0% - 6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

B-44

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2009 were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	$76,464,612	$3,594,468
RS S&P 500 Index VIP Series	6,217,002	3,812,236
RS Asset Allocation VIP Series	245,545	3,269,796
RS High Yield Bond VIP Series	7,502,560	923,168
RS Low Duration Bond VIP Series	33,010,403	2,444,994
RS Large Cap Value VIP Series	400,074	4,677,109
RS Partners VIP Series	426,716	406,111
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	1,754,941	713,306
RS International Growth VIP Series	8,272,516	7,618,538
RS Emerging Markets VIP Series	5,622,543	3,587,997
RS Investment Quality Bond VIP Series	88,349,320	11,462,976
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	54,392	334,568
RS Global Natural Resources VIP Series	1,279,544	1,795,948
RS Value VIP Series	112,826	29,919
RS Equity Dividend VIP Series	63,765	155,386
RS Technology VIP Series	543,677	826,200
RS Money Market VIP Series	11,552,876	15,924,005
Gabelli Capital Asset Fund	517,448	1,222,101
Value Line Centurion Fund	71,762	85,460
Value Line Strategic Asset Management Trust	1,003,582	1,003,772
AIM V.I. Capital Appreciation Fund Series II	685,361	1,195,484
AIM V.I. Basic Value Fund Series II	303,275	428,812
AIM V.I. Global Real Estate Fund Series II	64,535	—
AIM V.I. Government Securities Fund Series II	2,023,647	2,272,645
AIM V.I. Mid Cap Core Equity Fund Series II	442,629	430,574
AIM V.I. Core Equity Fund Series II	74,227	37,384
Alger American Capital Appreciation Portfolio Class S	723,612	650,096
AllianceBernstein VPS Growth & Income Portfolio Class B	226,209	461,589
AllianceBernstein VPS International Value Portfolio Class B	10,433,727	559,720
AllianceBernstein VPS Large Cap Growth Portfolio Class B	369,134	324,420
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	558,358	171,545
AllianceBernstein VPS Real Estate Investment Portfolio Class B	403,939	774,445
AllianceBernstein VPS Value Portfolio Class B	183,451	710,226
BlackRock Global Allocation V.I. Fund Class III	469,177	41,575
BlackRock Large Cap Core V.I. Fund Class III	22,376,021	16,330
BlackRock Large Cap Value V.I. Fund Class III	204,258	962
Columbia Asset Allocation Fund, Variable Series Class B	104,364	—
Columbia Small Cap Value Fund, Variable Series Class B	10,347,127	304,729
Columbia Small Company Growth Fund, Variable Series Class B	56,159	—
Columbia Marsico 21st Century Fund, Variable Series Class B	68,604	—
Columbia Marsico Growth Fund, Variable Series Class B	50,063	247
Davis Financial Portfolio	405,292	255,969
Davis Real Estate Portfolio	696,219	379,264

B-45

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Purchases	Sales
Davis Value Portfolio	$10,166,467	$7,941,775
Evergreen VA International Equity Fund Share Class 2	30,826,934	794,066
Evergreen VA Special Values Fund Share Class 2	35,871	627
Fidelity VIP Balanced Portfolio Service Class 2	755,954	747,397
Fidelity VIP Contrafund Portfolio Service Class 2	40,845,125	15,910,032
Fidelity VIP Equity-Income Portfolio Service Class 2	4,775,226	2,432,440
Fidelity VIP Growth Portfolio Service Class 2	382,326	763,784
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	30,270,188	4,562,440
Fidelity VIP Mid Cap Portfolio Service Class 2	36,268,315	5,803,901
Fidelity VIP Overseas Portfolio Service Class 2	133,479	943
Templeton Global Bond Securities Fund Class 2 (formerly Templeton Global Income Securities Fund Class 2)	890,516	2,230
Templeton Growth Securities Fund Class 2	730,877	782,746
Franklin Income Securities Fund Class 2	1,127,760	469,803
Mutual Shares Securities Fund Class 2	374,821	493
Franklin U.S. Government Fund Class 2	33,182,580	396,159
Franklin Rising Dividends Securities Fund Class 2	1,265,290	2,801,360
Franklin Small Cap Value Securities Fund Class 2	18,589,158	5,176,638
MFS Research Bond Series Service Class	382,757	485,529
MFS Core Equity Series Service Class	64,968	34,237
MFS Growth Series Service Class	341,156	147,012
MFS Investors Trust Series Service Class	66,400	74,533
MFS New Discovery Series Service Class	691,154	653,281
MFS Strategic Income Series Service Class	405,205	212,352
MFS Total Return Series Service Class	1,457,456	2,808,206
MFS Utilities Series Service Class	8,864,631	144,435
MFS Value Series Service Class	218,451	7,984
Oppenheimer Capital Appreciation Fund/VA Service Class	21,292,998	238,018
Oppenheimer International Growth Fund/VA Service Class	321,089	375
Oppenheimer Main Street Small Cap Fund/VA Service Class	20,798,661	552,841
Oppenheimer Strategic Bond Fund/VA Service Class	45,540,665	908,887
PIMCO Low Duration Portfolio Advisor Class	293,860	1,183
PIMCO Real Return Portfolio Advisor Class	203,568	3,180
PIMCO Total Return Portfolio Advisor Class	42,717,798	288,317
Pioneer Cullen Value Portfolio Class II	43,569,907	193,340
Pioneer Equity Income Portfolio Class II	5,074	—
Pioneer Fund Portfolio Class II	9,542	103
Pioneer Mid Cap Value Portfolio Class II	26,247,478	161,438
Seligman Communications and Information Portfolio Class 2	8,790,198	260,005
Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II	7,382	—
Van Kampen Life Investment Trust Government Portfolio Class II	769,431	851,637
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	572,410	1,563,983

	$728,988,618	$131,081,784

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by State law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through redemption of units. For the years ended December 31, 2008 and 2009, contract fees amounted to $256,513 and $290,599, respectively.

B-46

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Expense Charges

(1)	A mortality and expense risk charge is deducted through a reduction of the unit value and is a daily charge based on an annual rate as shown below by each series of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option based on series, calculated as a percentage of average daily net asset value of the applicable contracts as shown below:

•	For The Guardian Investor Asset Builder Variable Annuity Series (GIAB), an annual rate of 1.25%

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR) or Contract Anniversary Enhanced Death Benefit Rider (CAEDB), with an annual rate of .25%;

e)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .50%;

f)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%;

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%;

h)	Guaranteed Minimum Death Benefit (GMDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%;

i)	Guaranteed Minimum Death Benefit (GMDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .80%

•	For The Guardian Investor Variable Annuity B Series (B Series), an annual rate of 1.10% or The Guardian Investor Variable Annuity L Series (L Series), an annual rate of 1.45%

a)	Highest Anniversary Value Death Benefit Rider (HAVDB) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Highest Anniversary Value Death Benefit Rider (HAVDB) and Earnings Benefit Rider (EBR), with an annual rate of .50%;

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional optional benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value.

b)	Guaranteed Lifetime Withdrawal Benefit Rider (GLWB), with an annual rate ranging from .65% to 2.10% of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

B-47

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	• RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)
• RS Partners VIP Series	• RS Global Natural Resources VIP Series
• RS Value VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Investment Quality Bond VIP Series	• RS Low Duration Bond VIP Series
• RS High Yield Bond VIP Series	• RS Money Market VIP Series
• RS S&P 500 Index VIP Series

Effective December 21, 2009, the RS Asset Allocation VIP Series, the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series) and the RS Technology VIP Series were liquidated and are no longer available as investment options under this contract. The contract owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series. RS Investments provided day-to-day investment management services to the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series) and the RS Technology VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

Effective November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM, was terminated. UBS Global AM, served as sub adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under this contract and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Partners VIP Series	None	0.97%	N/A

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	None	0.95%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Money Market VIP Series	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., Fred Alger Management, Inc., Alliance Capital Management LP, BlackRock Advisors, LLC, Columbia Management Advisors, LLC, Davis Selected Advisers LP, Evergreen Investment Management Company, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., PIMCO, Pioneer Investment Management, Inc., RiverSource Investments, LLC, Templeton Global Advisers Limited, EULAV Asset Management, LLC, and Van Kampen Asset Management which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the following years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (GIAB)	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (B Series)	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (L Series)
0	8%	8%	8%
1	7%	8%	8%
2	6%	7%	7%
3	5%	6%	6%
4	4%	5%	0% and thereafter
5	3%	4%	—
6	2%	3%	—
7	0% and thereafter	0% and thereafter	—

For the years ended December 31, 2008 and 2009, contingent deferred sales charges were $1,367,899 and $1,138,072.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The following represent amounts for year ending December 31, excluding the effects of the expenses of the underlying fund portfolios and charges made directly to contract owners accounts through redemption of units:

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	6,955,004	235,560	6,719,444	1,255,636	157,876	1,097,760
RS S&P 500 Index VIP Series	519,848	202,528	317,320	717,874	204,882	512,992
RS Asset Allocation VIP Series	13,447	328,433	(314,986)	31,988	28,707	3,281
RS High Yield Bond VIP Series	602,207	52,599	549,608	163,253	153,436	9,817
RS Low Duration Bond VIP Series	3,069,976	153,750	2,916,226	231,881	94,575	137,306
RS Large Cap Value VIP Series	15,703	455,116	(439,413)	53,663	26,541	27,122
RS Partners VIP Series	17,328	15,254	2,074	36,989	40,415	(3,426)
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	231,177	95,708	135,469	147,396	99,318	48,078
RS International Growth VIP Series	856,372	708,641	147,731	1,400,337	175,161	1,225,176
RS Emerging Markets VIP Series	133,624	77,417	56,207	86,542	224,420	(137,878)
RS Investment Quality Bond VIP Series	7,005,551	536,258	6,469,293	2,456,851	3,679,300	(1,222,449)
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	1,057	45,186	(44,129)	44,934	2,413	42,521
RS Global Natural Resources VIP Series	42,832	102,500	(59,668)	433,817	22,847	410,970
RS Value VIP Series	12,675	993	11,682	20,284	2,740	17,544
RS Equity Dividend VIP Series	2,156	13,892	(11,736)	8,215	23,147	(14,932)
RS Technology VIP Series	6,886	25,181	(18,295)	7,444	20,804	(13,360)
RS Money Market VIP Series	395,287	762,406	(367,119)	1,447,821	1,164,011	283,810
Gabelli Capital Asset Fund	43,374	107,945	(64,571)	63,980	159,957	(95,977)
Value Line Centurion Fund	6,257	7,754	(1,497)	6,963	11,858	(4,895)
Value Line Strategic Asset Management Trust	22,737	78,271	(55,534)	35,064	117,873	(82,809)
AIM V.I. Capital Appreciation Fund Series II	22,993	65,917	(42,924)	394,201	72,964	321,237
AIM V.I. Basic Value Fund Series II	8,304	30,370	(22,066)	9,514	24,519	(15,005)
AIM V.I. Global Real Estate Fund Series II	4,545	—	4,545	—	—	—
AIM V.I. Government Securities Fund Series II	27,364	83,624	(56,260)	166,764	45,578	121,186
AIM V.I. Mid Cap Core Equity Fund Series II	23,061	28,838	(5,777)	28,107	10,243	17,864
AIM V.I. Core Equity Fund Series II	5,479	1,840	3,639	2,070	4,896	(2,826)
Alger American Capital Appreciation Portfolio Class S	23,350	22,739	611	10,493	48,738	(38,245)
AllianceBernstein VPS Growth & Income Portfolio Class B	10,789	48,828	(38,039)	25,456	62,818	(37,362)
AllianceBernstein VPS International Value Portfolio Class B	829,352	58,200	771,152	—	—	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B	33,023	22,885	10,138	21,718	22,937	(1,219)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	48,878	8,630	40,248	23,277	14,265	9,012
AllianceBernstein VPS Real Estate Investment Portfolio Class B	16,366	69,416	(53,050)	24,193	87,948	(63,755)
AllianceBernstein VPS Value Portfolio Class B	4,320	82,097	(77,777)	40,150	35,848	4,302
BlackRock Global Allocation V.I. Fund Class III	40,811	5,674	35,137	—	—	—

B-50

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
BlackRock Large Cap Core V.I. Fund Class III	2,060,296	31,593	2,028,703	—	—	—
BlackRock Large Cap Value V.I. Fund Class III	17,695	101	17,594	—	—	—
Columbia Asset Allocation Fund, Variable Series Class B	8,573	—	8,573	—	—	—
Columbia Small Cap Value Fund, Variable Series Class B	871,534	23,443	848,091	—	—	—
Columbia Small Company Growth Fund, Variable Series Class B	4,347	—	4,347	—	—	—
Columbia Marsico 21st Century Fund, Variable Series Class B	5,048	—	5,048	—	—	—
Columbia Marsico Growth Fund, Variable Series Class B	4,079	22	4,057	—	—	—
Davis Financial Portfolio	24,609	7,349	17,260	19,146	19,899	(753)
Davis Real Estate Portfolio	59,071	23,401	35,670	42,210	46,535	(4,325)
Davis Value Portfolio	1,115,586	547,347	568,239	1,950,849	240,406	1,710,443
Evergreen VA International Equity Fund Share Class 2	2,755,479	57,923	2,697,556	—	—	—
Evergreen VA Special Values Fund Share Class 2	2,672	50	2,622	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	45,643	45,057	586	50,283	55,046	(4,763)
Fidelity VIP Contrafund Portfolio Service Class 2	3,594,814	1,343,530	2,251,284	4,115,049	475,032	3,640,017
Fidelity VIP Equity-Income Portfolio Service Class 2	636,588	272,195	364,393	504,032	141,744	362,288
Fidelity VIP Growth Portfolio Service Class 2	7,723	53,994	(46,271)	39,970	44,900	(4,930)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2,193,544	239,484	1,954,060	1,506,623	1,454,262	52,361
Fidelity VIP Mid Cap Portfolio Service Class 2	3,296,107	715,390	2,580,717	1,438,842	260,528	1,178,314
Fidelity VIP Overseas Portfolio Service Class 2	9,574	2	9,572	—	—	—
Templeton Global Bond Securities Fund Class 2 (formerly Templeton Global Income Securities Fund Class 2)	77,980	181	77,799	—	—	—
Templeton Growth Securities Fund Class 2	33,405	55,615	(22,210)	44,068	65,407	(21,339)
Franklin Income Securities Fund Class 2	87,403	35,826	51,577	—	—	—
Mutual Shares Securities Fund Class 2	29,225	47	29,178	—	—	—
Franklin U.S. Government Fund Class 2	3,242,003	26,451	3,215,552	—	—	—
Franklin Rising Dividends Securities Fund Class 2	20,683	170,450	(149,767)	279,891	126,648	153,243
Franklin Small Cap Value Securities Fund Class 2	1,459,768	308,848	1,150,920	1,075,521	80,326	995,195
MFS Research Bond Series Service Class	14,841	30,781	(15,940)	23,225	63,653	(40,428)
MFS Core Equity Series Service Class	4,805	760	4,045	4,332	2,089	2,243
MFS Growth Series Service Class	23,044	5,656	17,388	20,518	13,082	7,436
MFS Investors Trust Series Service Class	6,036	7,021	(985)	4,597	12,753	(8,156)
MFS New Discovery Series Service Class	20,567	7,017	13,550	20,795	18,025	2,770
MFS Strategic Income Series Service Class	12,796	5,640	7,156	7,142	14,134	(6,992)
MFS Total Return Series Service Class	20,757	211,424	(190,667)	124,655	264,729	(140,074)
MFS Utilities Series Service Class	771,678	13,242	758,436	—	—	—
MFS Value Series Service Class	17,389	446	16,943	—	—	—
Oppenheimer Capital Appreciation Fund/VA Service Class	1,741,952	43,375	1,698,577	—	—	—
Oppenheimer International Growth Fund/VA Service Class	21,892	12	21,880	—	—	—

B-51

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Oppenheimer Main Street Small Cap Fund/VA Service Class	1,634,413	34,176	1,600,237	—	—	—
Oppenheimer Strategic Bond Fund/VA Service Class	4,230,391	60,996	4,169,395	—	—	—
PIMCO Low Duration Portfolio Advisor Class	25,843	99	25,744	—	—	—
PIMCO Real Return Portfolio Advisor Class	17,466	320	17,146	—	—	—
PIMCO Total Return Portfolio Advisor Class	3,854,118	31,878	3,822,240	—	—	—
Pioneer Cullen Value Portfolio Class II	4,104,643	78,186	4,026,457	—	—	—
Pioneer Equity Income Portfolio Class II	459	—	459	—	—	—
Pioneer Fund Portfolio Class II	822	8	814	—	—	—
Pioneer Mid Cap Value Portfolio Class II	2,318,175	39,098	2,279,077	—	—	—
Seligman Communications and Information Portfolio Class 2	683,676	25,180	658,496	—	—	—
Van Kampen’s UIF U.S. Mid Cap Value Portfolio Class II	648	—	648	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	20,414	44,956	(24,542)	17,514	47,750	(30,236)
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	11,849	137,140	(125,291)	64,276	69,305	(5,029)

NOTE 6 — FINANCIAL HIGHLIGHTS

The GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In 2008, the Account elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conform to the current period presentation.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowerst and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	2009	9,981,323	$11.28	to	$13.02	$124,358,564	1.30%	to	2.20%	0.27%	22.36%	to	30.22%
	2008	3,261,879	9.22	to	9.57	31,162,367	1.45%	to	2.20%	1.59%	-31.17%	to	-30.65%
	2007	2,164,119	13.39	to	13.79	29,818,883	1.45%	to	2.20%	1.21%	12.67%	to	13.52%
	2006	1,206,160	11.89	to	12.15	14,642,225	1.45%	to	2.20%	2.13%	14.70%	to	15.56%
	2005	385,128	10.36	to	10.51	4,038,418	1.45%	to	2.20%	1.13%	2.02%	to	2.78%
RS S&P 500 Index VIP Series	2009	3,699,083	$9.36	to	$13.57	$36,834,414	1.30%	to	2.00%	2.20%	23.74%	to	35.74%
	2008	3,381,763	7.72	to	8.01	27,014,652	1.45%	to	2.20%	2.54%	-38.54%	to	-38.07%
	2007	2,868,771	12.56	to	12.94	37,007,209	1.45%	to	2.20%	1.87%	2.92%	to	3.69%
	2006	2,390,368	12.21	to	12.48	29,744,601	1.45%	to	2.20%	1.87%	12.93%	to	13.79%
	2005	1,383,678	10.81	to	10.97	15,136,509	1.45%	to	2.20%	2.03%	2.25%	to	3.02%

B-52

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Asset Allocation VIP Series(9)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	314,986	7.53	to	7.82	2,458,771	1.45%	to	2.20%	1.98%	-38.64%	to	-38.18%
	2007	311,705	12.28	to	12.65	3,937,453	1.45%	to	2.20%	2.38%	2.92%	to	3.70%
	2006	288,669	11.93	to	12.20	3,516,934	1.45%	to	2.20%	4.05%	10.89%	to	11.72%
	2005	267,628	10.76	to	10.92	2,919,764	1.45%	to	2.20%	0.71%	2.08%	to	2.84%
RS High Yield Bond VIP Series	2009	1,255,325	$11.90	to	$13.04	$15,402,025	1.30%	to	1.95%	9.20%	30.35%	to	35.42%
	2008	705,717	8.79	to	9.01	6,333,398	1.45%	to	1.95%	8.63%	-22.37%	to	-21.98%
	2007	695,900	11.32	to	11.55	8,006,018	1.45%	to	1.95%	7.93%	-0.78%	to	-0.28%
	2006	627,572	11.41	to	11.58	7,248,812	1.45%	to	1.95%	7.76%	7.05%	to	7.59%
	2005	472,730	10.61	to	10.76	5,080,573	1.45%	to	2.20%	8.06%	1.04%	to	1.81%
RS Low Duration Bond VIP Series	2009	3,663,551	$10.46	to	$10.79	$38,902,872	1.30%	to	2.20%	4.31%	4.06%	to	4.56%
	2008	747,325	10.37	to	10.76	8,006,929	1.45%	to	2.20%	3.72%	1.29%	to	2.06%
	2007	610,019	10.24	to	10.55	6,406,641	1.45%	to	2.20%	4.43%	3.17%	to	3.95%
	2006	537,588	9.92	to	10.15	5,438,112	1.45%	to	2.20%	4.12%	1.80%	to	2.56%
	2005	425,451	9.75	to	9.89	4,200,251	1.45%	to	2.20%	3.40%	-0.96%	to	-0.22%
RS Large Cap Value VIP Series(9)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	439,413	7.82	to	8.12	3,540,590	1.45%	to	2.20%	2.18%	-41.58%	to	-41.13%
	2007	412,291	13.39	to	13.79	5,644,351	1.45%	to	2.20%	1.46%	-1.84%	to	-1.10%
	2006	361,257	13.64	to	13.94	5,002,659	1.45%	to	2.20%	1.26%	15.71%	to	16.58%
	2005	200,151	11.79	to	11.96	2,382,093	1.45%	to	2.20%	1.57%	7.23%	to	8.04%
RS Partners VIP Series	2009	376,576	$10.33	to	$14.88	$4,058,890	1.30%	to	2.20%	0.00%	36.61%	to	48.78%
	2008	374,502	7.56	to	7.85	2,920,091	1.45%	to	2.20%	0.00%	-35.44%	to	-34.96%
	2007	377,928	11.71	to	12.06	4,530,495	1.45%	to	2.20%	0.00%	-4.17%	to	-3.45%
	2006	313,638	12.22	to	12.49	3,896,384	1.45%	to	2.20%	0.26%	6.96%	to	7.77%
	2005	233,576	11.42	to	11.59	2,698,602	1.45%	to	2.20%	0.14%	1.94%	to	2.71%
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2009	1,113,053	$10.46	to	$14.56	$12,190,804	1.30%	to	2.20%	0.00%	34.15%	to	45.55%
	2008	977,584	7.80	to	8.10	7,887,867	1.45%	to	2.20%	0.49%	-36.61%	to	-36.13%
	2007	929,506	12.30	to	12.67	11,749,065	1.45%	to	2.20%	0.86%	2.83%	to	3.61%
	2006	827,938	11.97	to	12.23	10,108,759	1.45%	to	2.20%	0.00%	14.61%	to	15.47%
	2005	638,502	10.44	to	10.59	6,753,439	1.45%	to	2.20%	0.30%	-2.03%	to	-1.29%
RS International Growth VIP Series	2009	4,025,561	$12.74	to	$15.70	$53,335,486	1.30%	to	2.20%	1.88%	35.95%	to	57.02%
	2008	3,877,830	9.37	to	9.72	37,453,812	1.45%	to	2.20%	2.38%	-44.53%	to	-44.11%
	2007	2,652,654	16.89	to	17.40	45,786,021	1.45%	to	2.20%	3.87%	12.51%	to	13.35%
	2006	2,009,375	15.01	to	15.35	30,597,739	1.45%	to	2.20%	1.06%	20.73%	to	21.64%
	2005	901,203	12.43	to	12.62	11,303,805	1.45%	to	2.20%	1.45%	13.48%	to	14.34%
RS Emerging Markets VIP Series	2009	1,008,487	$21.90	to	$24.08	$24,921,700	1.30%	to	2.20%	3.82%	92.08%	to	119.01%
	2008	952,280	12.54	to	13.01	12,247,634	1.45%	to	2.20%	0.25%	-57.60%	to	-57.28%
	2007	1,090,158	29.57	to	30.46	32,900,554	1.45%	to	2.20%	2.15%	42.22%	to	43.29%
	2006	1,009,224	20.79	to	21.26	21,292,347	1.45%	to	2.20%	0.74%	33.21%	to	34.22%
	2005	591,342	15.61	to	15.84	9,322,407	1.45%	to	2.20%	1.33%	37.44%	to	38.47%
RS Investment Quality Bond VIP Series	2009	16,591,363	$10.98	to	$11.42	$193,909,871	1.30%	to	2.20%	5.13%	8.77%	to	9.84%
	2008	10,122,070	10.50	to	10.90	110,123,650	1.45%	to	2.20%	4.41%	-1.74%	to	-0.99%
	2007	11,344,519	10.69	to	11.01	124,683,840	1.45%	to	2.20%	5.48%	3.90%	to	4.68%
	2006	7,110,242	10.29	to	10.52	74,659,229	1.45%	to	2.20%	5.60%	1.91%	to	2.68%
	2005	2,573,823	10.09	to	10.24	26,322,254	1.45%	to	2.20%	5.96%	0.11%	to	0.87%
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)(7)(9)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	44,129	4.73	to	4.75	209,588	1.45%	to	1.75%	0.00%	-51.67%	to	-51.53%
	2007	1,608	9.79	to	9.80	15,759	1.45%	to	1.70%	0.00%	-2.11%	to	-2.01%
RS Global Natural Resources VIP Series(7)	2009	378,882	$8.57	to	$15.80	$3,424,231	1.30%	to	1.95%	0.00%	47.66%	to	58.01%
	2008	438,550	5.81	to	5.85	2,563,188	1.45%	to	1.95%	0.00%	-45.55%	to	-45.27%
	2007	27,580	10.66	to	10.68	294,589	1.45%	to	1.95%	0.00%	6.61%	to	6.84%
RS Value VIP Series(7)	2009	32,586	$7.19	to	$7.28	$236,260	1.45%	to	1.95%	0.34%	30.83%	to	31.48%
	2008	20,904	5.49	to	5.53	115,376	1.45%	to	1.95%	0.00%	-41.62%	to	-41.33%
	2007	3,360	9.41	to	9.43	31,673	1.45%	to	1.95%	0.00%	-5.87%	to	-5.68%

B-53

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Equity Dividend VIP Series(7)(9)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	11,736	5.43	to	5.45	63,985	1.45%	to	1.75%	1.18%	-41.80%	to	-41.63%
	2007	26,668	9.34	to	9.34	249,177	1.45%	to	1.45%	0.67%	-6.56%	to	-6.56%
RS Technology VIP Series(7)(9)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	18,295	4.93	to	4.96	90,600	1.45%	to	1.75%	0.00%	-52.15%	to	-52.01%
	2007	31,655	10.31	to	10.33	326,848	1.45%	to	1.75%	0.00%	3.13%	to	3.26%
RS Money Market VIP Series	2009	2,231,738	$9.88	to	$10.14	$23,508,685	1.30%	to	2.20%	0.06%	-2.13%	to	-1.18%
	2008	2,598,857	10.36	to	10.76	27,883,251	1.45%	to	2.20%	2.03%	-0.18%	to	0.58%
	2007	2,315,047	10.49	to	10.70	24,742,099	1.45%	to	1.95%	4.64%	2.66%	to	3.18%
	2006	1,561,937	10.21	to	10.37	16,178,895	1.45%	to	1.95%	4.57%	2.50%	to	3.02%
	2005	972,029	9.97	to	10.06	9,774,066	1.45%	to	1.95%	2.84%	0.70%	to	1.20%
Gabelli Capital Asset Fund	2009	898,502	$10.54	to	$11.02	$9,826,045	1.45%	to	2.20%	0.83%	31.76%	to	32.75%
	2008	963,073	8.00	to	8.30	7,941,276	1.45%	to	2.20%	0.79%	-41.74%	to	-41.30%
	2007	1,059,050	13.73	to	14.14	14,888,513	1.45%	to	2.20%	0.49%	6.75%	to	7.55%
	2006	933,481	12.86	to	13.15	12,212,982	1.45%	to	2.20%	0.34%	19.27%	to	20.17%
	2005	727,241	10.78	to	10.94	7,926,843	1.45%	to	2.20%	0.35%	-0.20%	to	0.55%
Value Line Centurion Fund	2009	121,020	$7.35	to	$7.68	$920,573	1.45%	to	2.20%	0.00%	8.66%	to	9.48%
	2008	122,517	6.76	to	7.02	852,173	1.45%	to	2.20%	0.00%	-50.39%	to	-50.01%
	2007	127,412	13.63	to	14.04	1,774,993	1.45%	to	2.20%	0.00%	18.08%	to	18.97%
	2006	113,270	11.54	to	11.80	1,326,494	1.45%	to	2.20%	0.00%	1.58%	to	2.35%
	2005	74,507	11.36	to	11.53	856,469	1.45%	to	2.20%	0.00%	6.74%	to	7.55%
Value Line Strategic Asset Management Trust	2009	569,141	$11.17	to	$12.65	$6,607,097	1.30%	to	2.20%	1.13%	18.51%	to	26.46%
	2008	624,675	9.42	to	9.78	6,055,759	1.45%	to	2.20%	1.44%	-30.94%	to	-30.41%
	2007	707,484	13.64	to	14.05	9,860,668	1.45%	to	2.20%	0.95%	12.76%	to	13.61%
	2006	717,285	12.10	to	12.37	8,805,498	1.45%	to	2.20%	0.95%	4.51%	to	5.30%
	2005	582,114	11.58	to	11.75	6,814,630	1.45%	to	2.20%	0.51%	6.70%	to	7.50%
AIM V.I. Capital Appreciation Fund Series II(5)	2009	1,389,112	$7.99	to	$8.36	$11,598,278	1.45%	to	2.20%	0.28%	18.08%	to	18.97%
	2008	1,432,036	6.77	to	7.03	10,053,661	1.45%	to	2.20%	0.00%	-43.89%	to	-43.46%
	2007	1,110,799	12.07	to	12.43	13,796,986	1.45%	to	2.20%	0.00%	9.29%	to	10.11%
	2006	981,131	11.04	to	11.29	11,069,118	1.45%	to	2.20%	0.00%	4.32%	to	5.11%
	2005	—	—		—	—	—		—	—	—		—
AIM V.I. Aggressive Growth Fund Series II(6)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	—	—		—	—	—		—	—	—		—
	2007	—	—		—	—	—		—	—	—		—
	2006	—	—		—	—	—		—	—	—		—
	2005	89,237	10.95	to	11.06	985,575	1.45%	to	1.95%	0.00%	3.48%	to	4.00%
AIM V.I. Growth Fund Series II(6)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	—	—		—	—	—		—	—	—		—
	2007	—	—		—	—	—		—	—	—		—
	2006	—	—		—	—	—		—	—	—		—
	2005	385,329	10.58	to	10.74	4,136,186	1.45%	to	2.20%	0.00%	4.81%	to	5.60%
AIM V.I. Basic Value Fund Series II	2009	205,584	$8.23	to	$8.48	$1,724,961	1.45%	to	1.95%	1.24%	44.87%	to	45.60%
	2008	227,650	5.68	to	5.82	1,314,809	1.45%	to	1.95%	0.49%	-52.84%	to	-52.60%
	2007	242,655	12.04	to	12.28	2,962,069	1.45%	to	1.95%	0.34%	-0.60%	to	-0.11%
	2006	237,313	12.11	to	12.29	2,902,457	1.45%	to	1.95%	0.13%	10.75%	to	11.30%
	2005	225,353	10.94	to	11.05	2,480,619	1.45%	to	1.95%	0.00%	3.38%	to	3.90%
AIM V.I. Global Real Estate Fund Series II(8)	2009	4,545	$15.04	to	$15.09	$68,427	1.30%	to	1.65%	0.00%	50.39%	to	50.89%
AIM V.I. Government Securities Fund Series II	2009	500,740	$11.06	to	$11.57	$5,773,963	1.45%	to	2.20%	4.24%	-2.44%	to	-1.71%
	2008	557,000	11.34	to	11.77	6,537,485	1.45%	to	2.20%	4.03%	9.53%	to	10.35%
	2007	435,814	10.35	to	10.67	4,636,658	1.45%	to	2.20%	3.90%	3.79%	to	4.57%
	2006	385,458	9.98	to	10.20	3,924,865	1.45%	to	2.20%	4.08%	1.02%	to	1.78%
	2005	354,010	9.88	to	10.02	3,543,967	1.45%	to	2.20%	4.54%	-0.81%	to	-0.06%

B-54

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
AIM V.I. Mid Cap Core Equity Fund Series II	2009	191,157	$11.87	to	$13.68	$2,339,363	1.30%	to	1.95%	1.09%	27.33%	to	36.78%
	2008	196,934	9.32	to	9.56	1,869,606	1.45%	to	1.95%	1.40%	-30.07%	to	-29.72%
	2007	179,070	13.33	to	13.60	2,423,120	1.45%	to	1.95%	0.05%	7.16%	to	7.70%
	2006	169,397	12.44	to	12.62	2,129,549	1.45%	to	1.95%	0.77%	8.83%	to	9.37%
	2005	133,847	11.43	to	11.54	1,540,961	1.45%	to	1.95%	0.44%	5.18%	to	5.71%
AIM V.I. Core Equity Fund Series II
	2009	24,603	$10.73	to	$13.67	$282,171	1.30%	to	1.95%	1.81%	25.50%	to	36.73%
	2008	20,964	8.55	to	8.77	182,604	1.45%	to	1.95%	1.81%	-31.68%	to	-31.33%
	2007	23,790	12.52	to	12.77	302,368	1.45%	to	1.95%	0.96%	5.78%	to	6.31%
	2006	22,384	11.83	to	12.01	267,747	1.45%	to	1.95%	1.23%	12.74%	to	13.31%
	2005	27,002	10.50	to	10.60	285,525	1.45%	to	1.95%	0.70%	3.32%	to	3.83%
Alger American Capital Appreciation Portfolio Class S(4)	2009	143,706	$14.00	to	$15.55	$2,075,887	1.30%	to	1.95%	0.00%	47.76%	to	55.46%
	2008	143,095	9.48	to	9.65	1,380,276	1.45%	to	1.95%	0.00%	-46.33%	to	-46.06%
	2007	181,340	17.66	to	17.90	3,244,290	1.45%	to	1.95%	0.00%	30.61%	to	31.27%
	2006	33,863	13.52	to	13.64	461,348	1.45%	to	1.95%	0.00%	16.65%	to	17.24%
	2005	13,662	11.61	to	11.63	158,888	1.45%	to	1.75%	0.00%	16.06%	to	16.31%
AllianceBernstein VPS Growth & Income Portfolio Class B	2009	239,215	$8.76	to	$9.16	$2,167,133	1.45%	to	2.20%	3.57%	17.72%	to	18.61%
	2008	277,254	7.44	to	7.72	2,121,616	1.45%	to	2.20%	1.75%	-42.00%	to	-41.56%
	2007	314,616	12.82	to	13.21	4,121,845	1.45%	to	2.20%	1.19%	2.57%	to	3.34%
	2006	280,223	12.50	to	12.78	3,560,379	1.45%	to	2.20%	1.16%	14.43%	to	15.29%
	2005	233,801	10.93	to	11.09	2,580,101	1.45%	to	2.20%	1.25%	2.31%	to	3.08%
AllianceBernstein VPS International Value Portfolio Class B(8)	2009	771,152	$15.30	to	$15.38	$11,844,024	1.30%	to	1.90%	1.76%	52.96%	to	53.83%
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2009	196,631	$9.99	to	$10.30	$2,020,870	1.45%	to	1.95%	0.00%	34.44%	to	35.12%
	2008	186,493	7.43	to	7.62	1,417,346	1.45%	to	1.95%	0.00%	-40.99%	to	-40.70%
	2007	187,712	12.60	to	12.85	2,408,825	1.45%	to	1.95%	0.00%	11.41%	to	11.97%
	2006	159,044	11.31	to	11.48	1,822,507	1.45%	to	1.95%	0.00%	-2.57%	to	-2.08%
	2005	120,529	11.61	to	11.72	1,411,300	1.45%	to	1.95%	0.00%	12.61%	to	13.18%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	2009	198,724	$9.24	to	$9.52	$1,892,402	1.45%	to	1.95%	0.00%	50.17%	to	50.92%
	2008	158,476	6.16	to	6.31	999,809	1.45%	to	1.95%	0.00%	-48.49%	to	-48.23%
	2007	149,464	11.95	to	12.19	1,823,605	1.45%	to	1.95%	0.00%	17.57%	to	18.16%
	2006	120,890	10.16	to	10.32	1,247,744	1.45%	to	1.95%	0.00%	6.28%	to	6.81%
	2005	55,528	9.56	to	9.66	537,369	1.45%	to	1.95%	0.00%	1.63%	to	2.14%
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2009	356,847	$12.65	to	$13.23	$4,655,529	1.45%	to	2.20%	2.47%	26.40%	to	27.35%
	2008	409,897	10.01	to	10.39	4,206,487	1.45%	to	2.20%	1.36%	-37.23%	to	-36.76%
	2007	473,652	15.95	to	16.43	7,707,027	1.45%	to	2.20%	1.29%	-16.62%	to	-16.00%
	2006	678,708	19.13	to	19.56	13,202,654	1.45%	to	2.20%	1.68%	31.93%	to	32.93%
	2005	630,701	14.50	to	14.71	9,251,846	1.45%	to	2.20%	2.60%	8.96%	to	9.78%
AllianceBernstein VPS Value Portfolio Class B	2009	211,674	$8.40	to	$8.78	$1,823,961	1.45%	to	2.20%	3.13%	18.39%	to	19.28%
	2008	289,451	7.09	to	7.36	2,076,771	1.45%	to	2.20%	2.14%	-42.31%	to	-41.87%
	2007	285,149	12.29	to	12.66	3,535,467	1.45%	to	2.20%	1.22%	-6.26%	to	-5.55%
	2006	249,876	13.11	to	13.41	3,315,091	1.45%	to	2.20%	0.90%	18.38%	to	19.27%
	2005	157,190	11.08	to	11.24	1,750,716	1.45%	to	2.20%	1.14%	3.17%	to	3.95%
Black Rock Global Allocation V.I. Fund Class III(8)	2009	35,137	$12.44	to	$12.51	$438,061	1.30%	to	1.90%	4.21%	24.38%	to	25.09%
Black Rock Large Cap Core V.I. Fund Class III(8)	2009	2,028,703	$12.65	to	$12.72	$25,765,115	1.30%	to	1.90%	2.16%	26.48%	to	27.20%
Black Rock Large Cap Value V.I. Fund Class III(8)	2009	17,594	$11.95	to	$12.01	$210,830	1.30%	to	1.90%	5.19%	19.46%	to	20.15%
Columbia Asset Allocation Fund, Variable Series Class B(8)	2009	8,573	$12.84	to	$12.91	$110,196	1.30%	to	1.90%	1.31%	28.37%	to	29.10%

B-55

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Columbia Small Cap Value Fund, Variable Series Class B(8)	2009	848,091	$13.97	to	$14.05	$11,896,308	1.30%	to	1.90%	0.92%	39.69%	to	40.49%
Columbia Small Company Growth Fund, Variable Series Class B(8)	2009	4,347	$13.49	to	$13.56	$58,749	1.30%	to	1.90%	0.00%	34.87%	to	35.64%
Columbia Marsico 21st Century Fund, Variable Series Class B(8)	2009	5,048	$14.36	to	$14.44	$72,755	1.30%	to	1.90%	0.00%	43.61%	to	44.42%
Columbia Marsico Growth Fund, Variable Series Class B(8)	2009	4,057	$13.44	to	$13.52	$54,669	1.30%	to	1.90%	0.33%	34.42%	to	35.18%
Davis Financial Portfolio(4)	2009	150,462	$8.60	to	$15.99	$1,377,102	1.30%	to	2.00%	0.94%	38.37%	to	59.89%
	2008	133,202	6.21	to	6.34	844,138	1.45%	to	2.00%	0.00%	-47.44%	to	-47.14%
	2007	133,955	11.82	to	12.00	1,606,699	1.45%	to	2.00%	1.25%	-7.92%	to	-7.41%
	2006	99,206	12.84	to	12.96	1,285,431	1.45%	to	2.00%	0.98%	16.15%	to	16.79%
	2005	37,979	11.05	to	11.10	421,360	1.45%	to	2.00%	1.26%	10.52%	to	10.96%
Davis Real Estate Portfolio(4)	2009	395,429	$8.77	to	$9.01	$3,546,824	1.45%	to	2.00%	2.78%	29.10%	to	29.82%
	2008	359,759	6.80	to	6.94	2,487,739	1.45%	to	2.00%	2.35%	-47.98%	to	-47.69%
	2007	364,084	13.06	to	13.26	4,817,297	1.45%	to	2.00%	3.57%	-17.17%	to	-16.71%
	2006	344,406	15.77	to	15.92	5,476,614	1.45%	to	2.00%	3.60%	31.70%	to	32.42%
	2005	142,970	11.98	to	12.02	1,717,888	1.45%	to	2.00%	4.43%	19.76%	to	20.24%
Davis Value Portfolio(4)	2009	5,895,023	$9.28	to	$9.61	$56,593,638	1.45%	to	2.20%	0.93%	28.29%	to	29.25%
	2008	5,326,784	7.23	to	7.44	39,562,630	1.45%	to	2.20%	1.35%	-41.63%	to	-41.19%
	2007	3,616,341	12.39	to	12.65	45,676,294	1.45%	to	2.20%	1.39%	2.35%	to	3.12%
	2006	2,445,842	12.11	to	12.26	29,968,602	1.45%	to	2.20%	1.20%	12.49%	to	13.33%
	2005	705,514	10.78	to	10.82	7,630,751	1.45%	to	2.00%	2.89%	7.77%	to	8.20%
Evergreen VA International Equity Fund Share Class 2(8)	2009	2,697,556	$12.82	to	$12.89	$34,721,364	1.30%	to	1.90%	0.28%	28.18%	to	28.91%
Evergreen VA Special Values Fund Share Class 2(8)	2009	2,622	$14.40	to	$14.44	$37,788	1.30%	to	1.65%	0.47%	43.96%	to	44.44%
Fidelity VIP Balanced Portfolio Service Class 2	2009	430,886	$10.78	to	$11.07	$4,754,390	1.45%	to	2.00%	1.77%	35.57%	to	36.32%
	2008	430,300	7.95	to	8.12	3,486,072	1.45%	to	2.00%	1.58%	-35.46%	to	-35.11%
	2007	435,063	12.32	to	12.51	5,433,306	1.45%	to	2.00%	3.03%	6.56%	to	7.14%
	2006	388,843	11.56	to	11.68	4,535,976	1.45%	to	2.00%	1.63%	9.28%	to	9.88%
	2005	317,308	10.48	to	10.63	3,369,558	1.45%	to	2.20%	1.64%	3.22%	to	4.00%
Fidelity VIP Contrafund Portfolio Service Class 2	2009	13,681,385	$11.74	to	$14.58	$172,013,413	1.30%	to	2.20%	1.28%	32.51%	to	45.75%
	2008	11,430,101	8.86	to	9.19	104,192,728	1.45%	to	2.20%	1.00%	-43.95%	to	-43.52%
	2007	7,790,084	15.80	to	16.28	125,653,483	1.45%	to	2.20%	0.89%	14.74%	to	15.60%
	2006	4,873,846	13.77	to	14.08	68,046,555	1.45%	to	2.20%	1.15%	8.99%	to	9.82%
	2005	2,376,378	12.64	to	12.82	30,300,706	1.45%	to	2.20%	0.08%	14.10%	to	14.96%
Fidelity VIP Equity-Income Portfolio Service Class 2	2009	2,499,377	$9.11	to	$9.53	$23,710,947	1.45%	to	2.20%	2.19%	27.05%	to	28.00%
	2008	2,134,984	7.17	to	7.44	15,812,963	1.45%	to	2.20%	2.71%	-44.07%	to	-43.64%
	2007	1,772,696	12.82	to	13.20	23,289,606	1.45%	to	2.20%	1.74%	-0.94%	to	-0.20%
	2006	1,517,451	12.94	to	13.23	19,992,159	1.45%	to	2.20%	2.95%	17.31%	to	18.19%
	2005	1,009,102	11.03	to	11.19	11,257,216	1.45%	to	2.20%	0.90%	3.26%	to	4.04%
Fidelity VIP Growth Portfolio Service Class 2	2009	203,661	$8.16	to	$8.54	$1,744,113	1.45%	to	2.20%	0.19%	25.17%	to	26.11%
	2008	249,932	6.52	to	6.77	1,697,420	1.45%	to	2.20%	0.58%	-48.47%	to	-48.07%
	2007	254,862	12.65	to	13.04	3,322,684	1.45%	to	2.20%	0.35%	23.89%	to	24.82%
	2006	209,951	10.21	to	10.44	2,189,341	1.45%	to	2.20%	0.15%	4.24%	to	5.03%
	2005	180,605	9.80	to	9.94	1,794,111	1.45%	to	2.20%	0.20%	3.19%	to	3.97%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2009	6,485,751	$11.12	to	$11.31	$75,310,327	1.30%	to	2.20%	8.27%	12.94%	to	13.08%
	2008	4,531,691	9.85	to	10.22	46,235,315	1.45%	to	2.20%	3.85%	-5.58%	to	-4.87%
	2007	4,479,330	10.43	to	10.74	48,044,388	1.45%	to	2.20%	2.94%	1.81%	to	2.58%
	2006	2,215,141	10.24	to	10.47	23,162,510	1.45%	to	2.20%	1.79%	1.86%	to	2.63%
	2005	503,827	10.06	to	10.21	5,130,637	1.45%	to	2.20%	1.81%	-0.33%	to	0.42%

B-56

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Mid Cap Portfolio Service Class 2	2009	6,838,587	$13.67	to	$14.59	$97,240,646	1.30%	to	2.20%	0.53%	36.70%	to	45.94%
	2008	4,257,870	10.00	to	10.38	43,475,522	1.45%	to	2.20%	0.25%	-40.93%	to	-40.49%
	2007	3,079,556	16.93	to	17.44	52,830,294	1.45%	to	2.20%	0.49%	12.82%	to	13.67%
	2006	2,219,277	15.01	to	15.35	33,627,761	1.45%	to	2.20%	0.15%	9.95%	to	10.77%
	2005	1,480,078	13.65	to	13.85	20,297,842	1.45%	to	2.20%	0.00%	15.43%	to	16.30%
Fidelity VIP Overseas Portfolio Service Class 2(8)	2009	9,572	$14.19	to	$14.24	$135,850	1.30%	to	1.65%	5.43%	41.90%	to	42.37%
Templeton Global Bond Securities Fund Class 2 (formerly Templeton Global Income Securities Fund Class 2)(8)	2009	77,799	$11.48	to	$11.55	$896,209	1.30%	to	1.90%	0.53%	14.82%	to	15.48%
Templeton Growth Securities Fund Class 2	2009	672,083	$10.13	to	$14.39	$7,115,523	1.30%	to	2.20%	3.21%	28.24%	to	43.89%
	2008	694,293	7.90	to	8.20	5,648,556	1.45%	to	2.20%	1.80%	-43.59%	to	-43.16%
	2007	715,632	14.00	to	14.43	10,257,579	1.45%	to	2.20%	1.34%	0.11%	to	0.86%
	2006	656,635	13.99	to	14.30	9,350,568	1.45%	to	2.20%	1.31%	19.14%	to	20.04%
	2005	538,926	11.74	to	11.91	6,400,136	1.45%	to	2.20%	1.06%	6.48%	to	7.28%
Franklin Income Securities Fund Class 2(8)	2009	51,577	$13.68	to	$13.76	$707,698	1.30%	to	1.90%	4.57%	36.80%	to	37.58%
Mutual Shares Securities Fund Class 2(8)	2009	29,178	$13.13	to	$13.20	$384,331	1.30%	to	1.90%	0.65%	31.27%	to	32.02%
Franklin U.S. Government Fund Class 2(8)	2009	3,215,552	$10.13	to	$10.19	$32,720,401	1.30%	to	1.90%	2.51%	1.33%	to	1.91%
Franklin Rising Dividends Securities Fund Class 2	2009	2,036,966	$9.72	to	$10.17	$20,593,947	1.45%	to	2.20%	1.46%	14.78%	to	15.64%
	2008	2,186,733	8.47	to	8.79	19,129,665	1.45%	to	2.20%	1.76%	-28.70%	to	-28.16%
	2007	2,033,490	11.88	to	12.24	24,774,572	1.45%	to	2.20%	2.37%	-4.82%	to	-4.10%
	2006	1,125,524	12.48	to	12.76	14,310,451	1.45%	to	2.20%	0.98%	14.56%	to	15.42%
	2005	710,344	10.89	to	11.06	7,832,895	1.45%	to	2.20%	0.88%	1.16%	to	1.93%
Franklin Small Cap Value Securities Fund Class 2	2009	3,620,468	$11.37	to	$14.35	$44,606,753	1.30%	to	2.20%	1.57%	26.33%	to	43.49%
	2008	2,469,548	9.00	to	9.34	22,907,236	1.45%	to	2.20%	1.13%	-34.49%	to	-33.99%
	2007	1,474,353	13.74	to	14.15	20,699,579	1.45%	to	2.20%	0.61%	-4.51%	to	-3.80%
	2006	736,184	14.39	to	14.71	10,765,237	1.45%	to	2.20%	0.59%	14.42%	to	15.29%
	2005	389,261	12.57	to	12.76	4,946,478	1.45%	to	2.20%	0.76%	6.39%	to	7.19%
MFS Research Bond Series Service Class	2009	292,048	$11.26	to	$11.78	$3,408,058	1.45%	to	2.20%	4.12%	13.38%	to	14.23%
	2008	307,988	9.93	to	10.31	3,149,166	1.45%	to	2.20%	2.75%	-4.78%	to	-4.06%
	2007	348,416	10.43	to	10.75	3,718,628	1.45%	to	2.20%	3.14%	1.65%	to	2.42%
	2006	310,644	10.26	to	10.49	3,244,702	1.45%	to	2.20%	3.89%	1.52%	to	2.29%
	2005	266,139	10.11	to	10.26	2,723,542	1.45%	to	2.20%	4.33%	-0.99%	to	-0.25%
MFS Core Equity Series Service Class	2009	24,043	$9.91	to	$10.06	$241,600	1.45%	to	1.70%	1.32%	29.99%	to	30.32%
	2008	19,998	7.62	to	7.72	154,203	1.45%	to	1.70%	0.41%	-40.35%	to	-40.20%
	2007	17,755	12.78	to	12.91	229,088	1.45%	to	1.70%	0.09%	8.99%	to	9.27%
	2006	14,944	11.73	to	11.82	176,476	1.45%	to	1.70%	0.16%	11.58%	to	11.86%
	2005	13,639	10.46	to	10.56	143,978	1.45%	to	1.95%	0.47%	-0.51%	to	-0.01%
MFS Growth Series Service Class	2009	119,734	$11.57	to	$14.37	$1,435,635	1.30%	to	1.95%	0.03%	34.66%	to	43.69%
	2008	102,346	8.59	to	8.80	899,498	1.45%	to	1.95%	0.00%	-38.76%	to	-38.46%
	2007	94,910	14.03	to	14.31	1,354,958	1.45%	to	1.95%	0.00%	18.53%	to	19.12%
	2006	80,392	11.83	to	12.01	964,017	1.45%	to	1.95%	0.00%	5.52%	to	6.05%
	2005	47,328	11.21	to	11.32	535,169	1.45%	to	1.95%	0.00%	6.81%	to	7.34%
MFS Investors Trust Series Service Class	2009	81,190	$10.33	to	$11.17	$904,594	1.45%	to	2.00%	1.29%	24.04%	to	24.72%
	2008	82,175	8.33	to	8.96	734,328	1.45%	to	2.00%	0.56%	-34.59%	to	-34.22%
	2007	90,331	12.73	to	13.62	1,228,170	1.45%	to	2.00%	0.56%	7.84%	to	8.44%
	2006	63,625	11.81	to	12.56	797,742	1.45%	to	2.00%	0.23%	10.45%	to	11.06%
	2005	43,249	10.69	to	11.31	488,297	1.45%	to	2.00%	0.23%	5.47%	to	6.90%
MFS New Discovery Series Service Class	2009	153,508	$10.13	to	$10.60	$1,690,002	1.45%	to	2.20%	0.00%	59.36%	to	60.56%
	2008	139,958	6.36	to	6.60	956,218	1.45%	to	2.20%	0.00%	-40.85%	to	-40.40%
	2007	137,188	10.75	to	11.07	1,554,576	1.45%	to	2.20%	0.00%	0.01%	to	0.77%
	2006	111,212	10.75	to	10.99	1,231,961	1.45%	to	2.20%	0.00%	10.46%	to	11.29%
	2005	85,741	9.73	to	9.87	862,401	1.45%	to	2.20%	0.00%	2.73%	to	3.51%

B-57

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
MFS Strategic Income Series Service Class	2009	122,201	$11.29	to	$11.81	$1,432,120	1.45%	to	2.20%	9.75%	21.17%	to	22.09%
	2008	115,045	9.32	to	9.67	1,105,259	1.45%	to	2.20%	6.14%	-14.19%	to	-13.54%
	2007	122,037	10.86	to	11.19	1,358,613	1.45%	to	2.20%	4.43%	1.16%	to	1.92%
	2006	102,393	10.74	to	10.98	1,117,859	1.45%	to	2.20%	4.46%	4.06%	to	4.84%
	2005	73,551	10.32	to	10.47	766,349	1.45%	to	2.20%	5.64%	-0.60%	to	0.15%
MFS Total Return Series Service Class	2009	1,979,568	$10.38	to	$10.86	$21,367,799	1.45%	to	2.20%	3.51%	15.15%	to	16.02%
	2008	2,170,235	9.02	to	9.36	20,191,099	1.45%	to	2.20%	2.89%	-24.03%	to	-23.45%
	2007	2,310,309	11.87	to	12.22	28,097,549	1.45%	to	2.20%	2.30%	1.66%	to	2.43%
	2006	2,120,911	11.67	to	11.93	25,206,133	1.45%	to	2.20%	2.08%	9.18%	to	10.01%
	2005	1,855,817	10.69	to	10.85	20,079,016	1.45%	to	2.20%	1.57%	0.35%	to	1.11%
MFS Utilities Series Service Class(8)	2009	758,436	$13.54	to	$13.62	$10,310,706	1.30%	to	1.90%	1.34%	35.39%	to	36.16%
MFS Value Series Service Class(8)	2009	16,943	$13.14	to	$13.19	$222,854	1.30%	to	1.65%	0.02%	31.43%	to	31.86%
Oppenheimer Capital Appreciation Fund/VA Service Class(8)	2009	1,698,577	$14.84	to	$14.92	$25,303,396	1.30%	to	1.90%	0.00%	48.35%	to	49.20%
Oppenheimer International Growth Fund/VA Service Class(8)	2009	21,880	$15.11	to	$15.19	$331,448	1.30%	to	1.90%	0.00%	51.09%	to	51.95%
Oppenheimer Main Street Small Cap Fund/VA Service Class(8)	2009	1,600,237	$15.12	to	$15.21	$24,301,288	1.30%	to	1.90%	0.04%	51.23%	to	52.10%
Oppenheimer Strategic Bond Fund/VA Service Class(8)	2009	4,169,395	$11.76	to	$11.83	$49,230,997	1.30%	to	1.90%	0.01%	17.59%	to	18.26%
PIMCO Low Duration Portfolio Advisor Class(8)	2009	25,744	$11.07	to	$11.13	$285,909	1.30%	to	1.90%	1.73%	10.71%	to	11.34%
PIMCO Real Return Portfolio Advisor Class(8)	2009	17,146	$11.52	to	$11.59	$198,164	1.30%	to	1.90%	1.79%	15.24%	to	15.90%
PIMCO Total Return Portfolio Advisor Class(8)	2009	3,822,240	$11.07	to	$11.13	$42,492,649	1.30%	to	1.90%	3.72%	10.71%	to	11.35%
Pioneer Cullen Value Portfolio Class II(8)	2009	4,026,457	$12.44	to	$12.51	$50,302,548	1.30%	to	1.90%	0.63%	24.41%	to	25.12%
Pioneer Equity Income Portfolio Class II(8)	2009	459	$12.20	to	$12.25	$5,613	1.30%	to	1.65%	1.43%	22.04%	to	22.45%
Pioneer Fund Portfolio Class II(8)	2009	814	$13.33	to	$13.41	$10,917	1.30%	to	1.90%	0.69%	33.31%	to	34.07%
Pioneer Mid Cap Value Portfolio Class II(8)	2009	2,279,077	$13.21	to	$13.28	$30,230,285	1.30%	to	1.90%	1.07%	32.09%	to	32.85%
Seligman Communications and Information Portfolio Class 2(8)	2009	658,496	$15.77	to	$15.86	$10,427,060	1.30%	to	1.90%	0.00%	57.70%	to	58.60%
Van Kampen UIF U.S. Mid Cap Value Portfolio Class II(8)	2009	648	$14.83	to	$14.88	$9,624	1.30%	to	1.65%	0.94%	48.26%	to	48.75%
Van Kampen Life Investment Trust Government Portfolio Class II	2009	358,399	$10.55	to	$11.03	$3,934,017	1.45%	to	2.20%	6.32%	-1.35%	to	-0.60%
	2008	382,941	10.69	to	11.10	4,232,440	1.45%	to	2.20%	4.39%	-0.71%	to	0.04%
	2007	413,177	10.77	to	11.10	4,567,194	1.45%	to	2.20%	4.42%	4.68%	to	5.46%
	2006	367,969	10.29	to	10.52	3,859,435	1.45%	to	2.20%	3.87%	0.85%	to	1.61%
	2005	312,429	10.20	to	10.35	3,228,085	1.45%	to	2.20%	2.41%	1.02%	to	1.78%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	788,412	$10.74	to	$11.23	$8,773,050	1.45%	to	2.20%	3.62%	21.40%	to	22.31%
	2008	913,703	8.85	to	9.18	8,320,301	1.45%	to	2.20%	1.83%	-33.70%	to	-33.20%
	2007	918,732	13.35	to	13.75	12,542,940	1.45%	to	2.20%	1.33%	0.28%	to	1.04%
	2006	852,515	13.31	to	13.61	11,539,718	1.45%	to	2.20%	0.87%	13.44%	to	14.29%
	2005	633,718	11.73	to	11.90	7,514,630	1.45%	to	2.20%	0.55%	7.32%	to	8.13%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

B-58

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2009, 2008, 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations April 11, 2005.
(5)	Portfolio commenced operations May 1, 2006.
(6)	Investment division assets transferred into AIM V.I. Capital Appreciation Fund Series II effective May 1, 2006.
(7)	Portfolio commenced operations July 31, 2007.
(8)	Portfolio commenced operations January 23, 2009
(9)	Refer to Note 4.

B-59

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account R:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account R at December 31, 2009 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 11, 2010

B-60

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,777 million; $1,719 million, respectively)	$1,840	$1,610
Affiliated mutual funds, available for sale, at fair value (cost $24 million; $1 million, respectively)	20	1
Trading securities, at fair value (cost $3 million; $20 million, respectively)	3	20
Preferred stock, available for sale, at fair value (amortized cost $5 million; $7 million, respectively)	5	5
Policy loans	99	101
Cash and cash equivalents	114	182
Other invested assets	2	2

Total invested assets	2,083	1,921

Deferred policy acquisition costs	293	349
Investment income due and accrued	28	28
Reinsurance recoverable and other assets	139	300
Accounts receivable	16	12
Current income tax receivable	—	14
Separate account assets	6,992	5,386

Total assets	$9,551	$8,010

Liabilities:
Future policy benefits and other policyholder liabilities	$1,881	$2,036
Due to Guardian Life Insurance Company of America and its affiliates	20	20
Current income tax payable	8	—
Deferred income tax liability	58	9
Accrued expenses and other liabilities	147	209
Separate account liabilities	6,992	5,386

Total liabilities	9,106	7,660

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	195
Retained earnings	224	195
Accumulated other comprehensive income (loss), net of deferred taxes	24	(45)

Total stockholder’s equity before noncontrolling interest	445	347
Noncontrolling interest	—	3

Total stockholder’s equity	445	350

Total liabilities and stockholder’s equity	$9,551	$8,010

See notes to consolidated financial statements.

B-61

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Revenues:
Net investment income	$98	$102	$110
Net realized gains (losses) on investments	20	(44)	6
Administrative service fees	211	224	255
Reserve adjustment on reinsurance ceded and other	(18)	(18)	(17)

Total revenues	311	264	354

Benefits and expenses:
Policyholder benefits	72	91	90
Amortization of deferred policy acquisition costs	75	119	70
Other operating costs and expenses	126	200	182

Total benefits and expenses	273	410	342

Income (loss) before income taxes and noncontrolling interest	38	(146)	12

Income taxes:
Current (benefit) expense	(2)	(28)	3
Deferred expense (benefit)	11	(23)	(5)

Total income tax expense (benefit)	9	(51)	(2)

Income (loss) before noncontrolling interest	29	(95)	14

Noncontrolling interest, net of taxes	—	1	—

Net income (loss) available to the Company	29	(94)	14

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of deferred taxes	69	(43)	1

Comprehensive income (loss)	$98	$(137)	$15

See notes to consolidated financial statements.

B-62

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Retained Earnings	Acumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity before Non- controlling Interest	Non- controlling Interest	Total Stockholder’s Equity
	(In millions)

Balance, December 31, 2006	$2	$173	$282	$(9)	$448	$—	$448
Comprehensive income:
Net income	—	—	14	—	14	—	14
Prior period and change in unrealized investment gains (losses) on available-for-sale securities (See Note 2)	—	—	(7)	7	—	—	—
Change in noncontrolling interest ownership	—	—	—	—	—	3	3

Balance, December 31, 2007	$2	$173	$289	$(2)	$462	$3	$465
Comprehensive income:
Capital contribution	—	22	—	—	22	—	22
Net loss	—	—	(94)	—	(94)	(1)	(95)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	—	(43)	(43)	—	(43)
Change in noncontrolling interest ownership	—	—	—	—	—	1	1

Balance, December 31, 2008	$2	$195	$195	$(45)	$347	$3	$350
Comprehensive income:
Net income	—	—	29	—	29	—	29
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	69	69	—	69
Change in noncontrolling interest ownership	—	—	—	—	—	(3)	(3)

Balance, December 31, 2009	$2	$195	$224	$24	$445	$—	$445

See notes to consolidated financial statements.

B-63

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Operating activities:
Net income (loss)	$29	$(94)	$14
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	7	8	9
Net realized (gains) losses on investments	(52)	58	(5)
Provision for deferred federal income taxes	11	(23)	(6)
Changes in
Trading securities	18	(12)	(16)
Deferred policy acquisition costs	(27)	50	(15)
Investment income due and accrued	—	—	5
Reinsurance recoverable and other	8	(76)	23
Current income taxes liability (receivable), net	22	(6)	(11)
Accounts receivable	(4)	2	3
Future policy benefits and other policyholder liabilities	121	67	(161)
Due to Guardian Life Insurance Company of America and its affiliates	—	1	1
Accrued expenses and other liabilities	(62)	84	(9)

Net cash provided by (used in) operating activities	71	59	(168)

Investment activities:
Proceeds from investments sold or matured
Bonds	446	428	753
Affiliated mutual funds	—	—	14
Preferred stocks	—	—	1
Investments purchased
Bonds	(514)	(459)	(556)
Affiliated mutual funds	(9)	—	(4)
Transferred (to) from affiliated mutual funds (from) to trading securities	(7)	11	—
Change in policy loans, net	2	(5)	(5)

Net cash (used in) provided by investing activities	(82)	(25)	203

Financing activities:
Additions to policyholder contract deposits	167	117	133
Withdrawals from policyholder contract deposits	(224)	(210)	(329)
Additional paid in capital	—	22	—

Net cash used in financing activities	(57)	(71)	(196)

Net decrease in cash and cash equivalents	(68)	(37)	(161)

Cash and cash equivalents, at beginning of year	182	219	380

Cash and cash equivalents, at end of year	$114	$182	$219

Supplemental disclosure:
Federal income taxes (recovered) paid	$(29)	$(26)	$1

See notes to consolidated financial statements.

B-64

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian (see Note 10). As of December 31, 2009, the Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-65

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, affiliated mutual funds and preferred stocks are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive income (loss).” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and if management has the intent to sell the security or would be required to sell the security before it recovers its cost basis. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are primarily investments in affiliated mutual funds; these include consolidated mutual funds where the Company has a controlling financial interest (greater than 50%) and equity method mutual funds where the Company has at least 20% ownership. Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains (losses) on investments

Gains and (losses) on investments are computed using the specific identification method. “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows GAAP accounting guidance for insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, which provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts.

Costs associated primarily with and that vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss)”.

B-66

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over twenty-five years, which is a reasonable estimate of the life of the contract. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2009 and 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other assets

Reinsurance recoverable and other assets consist primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable by the general account from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of unearned revenue reserve, reinsurance payables, outstanding checks, contingent tax liability, payables to custodians, and commissions payable.

Noncontrolling Interest

Noncontrolling interest represents the share of income belonging to noncontrolling owners in the consolidated mutual funds of the Company. Noncontrolling interest income (expense), net of tax, was $1 million and ($0.1) million for years ended December 31, 2008 and 2007, respectively, in the Consolidated Statements of income and Comprehensive Income. Noncontrolling interest equity was $3 million at December 31, 2008. There were no such balances in 2009 (see Note 10).

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

B-67

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred Federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

The Company follows GAAP accounting guidance related to accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. GAAP also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

B-68

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

Codification

In June 2009, the Financial Accounting Standards Board (the “FASB”) released FASB Accounting Standards CodificationTM (“Codification”). All existing accounting standard documents were superceded and Codification became the sole source of authoritative non-governmental GAAP. Codification does not change existing GAAP guidance but instead provides a consistent organizational structure to simplify user access to its contents. Hereafter, the FASB will not issue new authoritative standards in the form of statements, FASB Staff Position (FSPs) or Emerging Issues Task Force (EITF) abstracts, but will update the Codification. Codification did not result in any change in the Company’s significant accounting policies.

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued updated guidance related to the accounting for transfers of financial assets. This updated guidance revises current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The Company is currently assessing the impact of this updated guidance on the Company’s consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued updated guidance which eliminates the exemption for qualifying special-purpose entities (“QSPEs”), as well as amends the consolidation guidance for variable interest entities (“VIEs”). This updated guidance removes the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIE’s activities and, whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. This updated guidance also requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The implementation of this guidance will not impact the Company’s consolidated financial statements.

B-69

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Business Combinations

Effective January 1, 2009, the Company adopted new accounting guidance related to business combinations and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The new accounting guidance retains the fundamental requirements which require the acquisition method of accounting for business combination. The new accounting guidance broadens the scope and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and definition of a business. In April 2009, the FASB issued new guidance related to the recognition and measurement of contingencies acquired in a business combination. The new accounting guidance clarifies that contingent assets acquired and liabilities assumed in a business combination are measured at the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available at the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized at the acquisition date based on the estimated amount. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement as there have been no acquisitions during 2009.

Equity Method Investment Accounting

Effective January 1, 2009, the Company adopted new accounting guidance related to equity method accounting including how an equity method investment should initially be measured, how it should be tested for impairment and how changes in classification from equity method to cost method should be treated. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement.

Noncontrolling Interests in Consolidated Financial Statements

Effective January 1, 2009, the Company adopted new accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance establishes accounting and reporting standards for noncontrolling interest in a subsidiary and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity should be reported as equity, separate from the parent’s equity, in the consolidated financial statements. In addition, consolidated net income should be adjusted to include the net income attributable to the noncontrolling interest. This new accounting guidance required retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests. Adoption did not have an impact on the Company’s consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

Effective January 1, 2009, the Company adopted new accounting guidance related to accounting for transfers of financial assets and repurchase financing transactions. The new accounting guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. The new accounting guidance required enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. See Note 3 and Note 4 for disclosures required by this new accounting guidance.

Subsequent Events

Effective December 31, 2009, the Company adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Company’s financial statements.

B-70

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Recognition and Presentation of Other-Than-Temporary Impairments

During 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. The new accounting guidance amends existing guidance on other-than-temporary impairments for debt securities and requires the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This new accounting guidance requires presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and expanded disclosures. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements. See Note 3 for further information regarding the implementation of this accounting guidance.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2009, to comply with newly issued accounting guidance, the Company correctly reflected noncontrolling interest, which had previously been reported as “Accrued expenses and other liabilities and Net realized gains (losses) on investments” in the Consolidated Balance Sheets and the Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, noncontrolling interest has been revised in the 2008 Consolidated Balance Sheets, Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Changes in Stockholder’s Equity, and Consolidated Statements of Cash Flows. Total revenues decreased by $2 million and deferred income tax benefit increased by $1 million in 2008. There was no effect on the total Company’s earnings and stockholder’s equity. There were no such reclasses for 2007.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for the years ended December 31, 2009 or 2008.

B-71

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stocks and affiliated mutual funds as of December 31:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
	(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
State Territories	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks	$5	$—	$—	$5

Affiliated Mutual Funds	$24	$—	$(4)	$20

Trading Securities	$3	$—	$—	$3

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2008		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

Trading Securities	$20	$—	$—	$20

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$171	$174
Due after one year through five years	1,330	1,386
Due after five years through ten years	111	114
Due after ten years	68	69
Sinking fund bonds, mortgage backed securities and asset backed securities	97	97

Total	$1,777	$1,840

B-72

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Proceeds from the sales and maturities of bonds amounted to $446 million, $428 million and $753 million for the years ended December 31, 2009, 2008 and 2007, respectively. Gross gains of $1 million, $1 million and $3 million and gross losses of $3 million, $16 million and $2 million were realized on sales and prepayments of bonds for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2009, proceeds from sales and maturity of investment in affiliated mutual funds amounted to $8 million. Gross losses of $4 million were realized on sales of affiliated mutual funds in 2009. For the year ended December 31, 2008, there were no sales of affiliated mutual funds. In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10).

In 2009 or 2008, there were no sales of preferred stocks. In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December, 31 2009 and 2008, were as follows:

December 31, 2009	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
State Territories	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)

Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total temporarily impaired securities	$140	$(3)	$128	$(12)	$268	$(15)

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

As of each balance sheet date, the Company evaluates securities holdings in an unrealized loss position. Where we have the intent to sell the security or would be required to sell the security before it recovers its cost, we record the realized loss in net income. When there has been an adverse change in underlying cash flows on lower quality securities holdings that represent an interest in securitized financial assets, we record the realized loss in net income.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. We measure impairment charges based upon the difference between the book value of a security and its fair value. We generally intend to hold securities that are in an unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does not hold any asset-back securities (ABS) with sub-prime mortgage exposure as of December 31, 2009.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit features (“GMWB riders”). These guaranteed minimum benefit riders are considered embedded derivatives. The GMWB riders are carried at fair value and reported in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. Changes in the fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The Company enters into Standard and Poors (“S&P”) 500 future contracts and U.S. Treasury futures contracts to mitigate exposure to market fluctuations for the Company’s GMWB product. These futures contracts are traded on an exchange that requires daily settling through participant’s collateral accounts which mitigates the Company’s exposure to default by the counter party. These derivative contracts are not designated as hedging instruments for the purpose of hedge accounting under GAAP. The futures contracts are reported at fair value in “Accrued expenses and other liabilities”. Changes in fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

In addition to the using S&P 500 future contracts and U.S. Treasury futures contracts to hedge the market volatility of these riders, the Company has also entered into a reinsurance treaty (“GMWB reinsurance contract”) during 2007 with an authorized third party reinsurer to minimize the claim exposure and the volatility to net income associated with the GMWB riders. The reinsurance contract obligates the reinsurer to reimburse GIAC for 90% of its claims resulting from GMWB business. The reinsurance treaty does not cover new GMWB riders entered into beginning January 1, 2009. The reinsurance treaty is also considered to be a derivative instrument. The contract is carried at fair value and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheet. The change in the fair value of the GMWB reinsurance contract is included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The following table provides a summary of the notional amount, fair value and net realized gain or loss on derivative instruments held by the Company as of December 31, 2009 and 2008.

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2009		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$(33)	$—	$(35)	$(32)
GMWB Direct (includes reinsurance assets)	—	41	34	154
GMWB Ceded	—	31	—	(110)

Total Derivatives	$(33)	$72	$(1)	$12

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(continued)

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2008		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$108	$115	$—	$17
GMWB Direct	—	—	214	(131)
GMWB Ceded	—	183	—	118

Total Derivatives	$108	$298	$214	$4

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and are subject to repurchase. As of December 31, 2009, there are no such assets. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2009	2008	2007
	(In millions)
Bonds	$93	$93	$91
Affiliated mutual funds and trading securities	2	1	1
Policy loans	6	6	5
Cash and cash equivalents	—	4	16
Other	1	1	—

Gross investment income	102	105	113
Less: investment expenses	(4)	(3)	(3)

Net investment income	$98	$102	$110

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2009	2008	2007
	(In millions)
Bonds	$(3)	$(24)	$1
Preferred Stocks	(1)	—	—
Futures	(32)	17	—
Affiliated mutual funds and trading securities	(4)	(12)	8
Derivatives	60	(27)	—
Other	—	2	(3)

Net realized gains (losses) on investments	$20	$(44)	$6

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $2 million, $8 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively. These losses were all credit related.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated other comprehensive income (loss), net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income (loss), net of tax” in earlier periods.

The amounts for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$5	$(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	(112)	39	29	(45)
Net unrealized investments gains (losses) on investments arising during period	193	—	(68)	125
Reclassification adjustments for losses included in net income	(10)	—	4	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(77)	27	(50)

Balance, December 31, 2009	$71	$(38)	$(8)	$24

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of this guidance does not require any new fair value measurements and did not result in a change in how the Company values its assets or liabilities.

During 2008 the FASB issued new accounting guidance to further clarify existing guidance on the measurement and disclosure of fair value. Effective January 1, 2008, a scope exception for lease classification and measurement for leases accounted for under existing authoritative was enacted. The application of this guidance had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected to adopt provisions which allowed an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. Beginning on January 1, 2009, the Company fully implemented the guidance previously deferred pertaining to non-financial assets and liabilities. The implementation of this guidance in 2009 did not have an impact on the Company’s financial statements as no impairments to non-financial assets were recorded and the Company does not otherwise carry any of its non-financial assets or liabilities at fair value.

Effective September 30, 2008, the Company applied guidance issued by the FASB which provided criteria for how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this guidance did not have a material impact on the Company’s financial statements.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. The implementation of this guidance did not have an impact on the Company’s financial statements.

In September 2009, the FASB issued an update that provides amendments to the guidance for the fair value measurement of investments in certain entities that calculate net asset value per share or its equivalent. The amendments allow a company to measure the fair value of certain investments on the basis of their net asset value per share. The adoption of this guidance did not impact the amounts reported on the face of these financial statements but did change how they are disclosed in this note as described below under Separate Account Assets.

As of January 1, 2008, the Company also adopted guidance that provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in net income in the current reporting period. The adoption of this guidance did not impact the consolidated financial statements, as the Company did not elect to fair value any additional financial instruments during 2008 or 2009. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities, common stocks, derivative instruments traded on an exchange and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, common stocks that are not actively traded, preferred stocks, certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and non-registered collective investments funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

The following table summarizes changes to the Company’s financial instruments carried at fair value hierarchy levels for the years ending December 31, 2009 and 2008.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$11	$—	$—	$11	$11
Special Revenue	—	18	—	18	18
State Territories	—	7	—	7	7
Industrial and Miscellaneous	—	1,736	68	1,804	1,804

Total Bonds	11	1,761	68	1,840	1,840
Preferred stocks and affiliated mutual funds	20	1	4	25	25
Trading securities	3	—	—	3	3
Derivative instruments	—	—	72	72	72
Separate account assets	6,488	504	—	6,992	6,992

Total Assets	$6,522	$2,266	$144	$8,932	$8,932

Liabilities
Derivative instruments	$—	$—	$34	$34	$34

Total Liabilities	$—	$—	$34	$34	$34

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$5	$—	$—	$5	$5
All other Government	—	7	—	7	7
Special Revenue	—	7	—	7	7
Public Utilities	—	221	—	221	221
Industrial and Miscellaneous	—	1,323	47	1,370	1,370

Total Bonds	5	1,558	47	1,610	1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, noncontrolling interest in affiliated mutual funds, trading securities and preferred stocks are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments. Consolidated mutual funds are valued based on the underlying holdings of the respective mutual funds.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using observable inputs are considered to be a Level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a Level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under GAAP. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under GAAP. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the bonds, affiliated mutual funds, trading securities and preferred stocks section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, annuitization and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as Level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets as of December 31, 2009 is based on observable market inputs of the registered mutual funds as published on recognized market exchanges and not the underlying holdings of the respective registered mutual funds as disclosed in 2008. The Company’s management reviews each mutual fund liquidity in order to determine the level those investments should be reported. As of December 31, 2009, the level of trading activities pertaining to the Separate Accounts registered mutual funds investments has not significantly decreased. As such, the adoption of this guidance does not impact the Separate Accounts investment Level categories. Generally, actively traded registered mutual funds investments by the fund are considered a (Level 1), non-registered collective investments funds by the fund that have no redemption restrictions or fees associated with it and are open to new investors are considered a (Level 2) and all other types of investments made by the fund that do not meet the criteria of Level 1 or 2 are reported as a (Level 3). As of December 31, 2009, none of the Separate Accounts investments are considered Level 3.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy for the years ending December 31, 2009 and 2008.

December 31, 2009	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$47	$—	$5	$(4)	$20	$68	$—

Total Bonds	47	—	5	(4)	20	68	—
Preferred stocks and affiliated mutual funds	—	—	—	—	4	4
Derivative instruments	183	(110)	—	(1)	—	72	—
Separate account assets	12	—	—	—	(12)	—	—

Total Assets	$242	$(110)	$5	$(5)	$12	$144	$—

Liabilities
Derivative instruments	214	(154)	—	(26)	—	34	—

Total Liabilities	214	(154)	—	(26)	—	34	—

Total net	$28	$44	$5	$21	$12	$110	$—

Net transfers into/ (out of) Level 3 during 2009 consist primarily of private placement securities that are part of the Industrial and Miscellaneous line in the above table. The fair value for certain private placement securities rely on broker quotes (Level 3).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$151	$(7)	$—	$(18)	$(79)	$47	$—

Total Bonds	151	(7)	—	(18)	(79)	47	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

Net transfers into/ (out of) Level 3 during 2008 consist primarily of private placements that are part of the Industrial and Miscellaneous line in the above table. The fair value of these securities was previously determined by using strictly broker quotes (Level 3). Beginning in the fourth quarter 2008, the fair value of these securities was determined by use of a pricing matrix which contained both observable and unobservable inputs resulting in some of these securities being categorized as Level 2.

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2009	2008
	(In millions)
Balance, beginning of year	$349	$359
Capitalization of deferrable expenses	77	44
Amortization	(75)	(119)
Derivative hedging	(5)	—
Change in unrealized investment (gains) losses, net	(77)	40
Interest on DAC	24	25

Balance, end of year	$293	$349

During 2009, the Company refined the modeling assumptions related to the guaranteed living benefits riders, maintenance expenses and lapses. Additionally, in 2009 the Company refined the calculation of unrealized gains or losses on investments which impacts the actual margins used for DAC amortization. The net impact of these refinements, which were change in estimates, was a $21 million decrease in DAC.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2008, the Company refined the mean reversion policy in light of the market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC decreased by $77 million and increased by $40 million due to the decrease and increase in unrealized gains and losses in 2009 and 2008, respectively.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31, were as follows:

	2009	2008
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$460	$490

Future policy benefits	460	490

Policyholders’ account balances
Individual annuities	1,180	1,336
Group annuities	92	84
Variable life	149	126

Policyholders’ account balances	1,421	1,546

Total future policy benefits and policyholders’ account balances	$1,881	$2,036

Separate account liabilities
Individual annuities	$4,656	$3,435
Group annuities	1,874	1,551
Variable life	462	400

Total separate account liabilities	$6,992	$5,386

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments

Immediate annuites without life contingency fixed	None	Statutory Type C (elective) or A (nonelective) Interest Rates without Future Interest Guarantees and Cash Settlement Options (4.50%-7.00%)	The greatest present value of the future guaranteed benefits as described in Actuarial Guidelines 33

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2009 or 2008.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.00% to 6.00%	Declining to zero over 4 to 7 years.

Group annuities	1.50% to 4.95%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.

Variable life	3.30% to 4.10%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2009 and 2008 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2009			2008
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,263	$288	62	$4,006	$791	62
GMIB	117	29	57	97	50	57
GMAB	68	—	62	67	—	61
GMWB	1,858	165	60	827	282	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $5 million and $10 million as of December 31, 2009 and 2008, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

B-84

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $(1) million and $4 million in 2009, $11 million and $3 million in 2008 and $1 million and $2 million in 2007, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce was $1 million as of December 31, 2009 and $1 million as of December 31, 2008 and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $68 million as of December 31, 2009 compared to $67 million at December 31, 2008. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB for the years ended December 31, 2009 or 2008.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce were $3 million and $4 million as of December 31, 2009 and 2008, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB for the years ended December 31, 2009 or 2008.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under GAAP accounting for Derivative Instruments and Hedging Activities, which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

B-85

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2009:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 500 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The NASDAQ volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 25%.

•	The swap curve as of the last day of the quarter is used.

•	89% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2009 and 2008, the derivative liability is $34 million and $214 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The derivative liability relates to annuities with an account value of $1,858 million and $827 million and a GWB of $2,003 million and $1,109 million at December 31, 2009 and 2008, respectively.

Changes in the fair value of the derivative liability resulted in gains amounting to $180 million and losses amounting to $201 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for 100% of the reinsurance recoverable at December 31, 2009 and 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. For the years ended December 31, 2009, 2008 or 2007, there were no balances in the short-duration contracts.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2009	2008	2007
	(In millions)
Long-duration contracts
Direct premiums	$84	$64	$67
Reinsurance assumed	—	—	2
Reinsurance ceded	(75)	(57)	(65)

Premiums	$9	$7	$4

B-86

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable related to long-duration contracts of $36 million and $26 million are recorded in “Reinsurance recoverable and other assets” in the Company’s Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under GAAP, which is carried at fair value and reported in “Reinsurance recoverable and other assets.” As of December 31, 2009 and 2008, this reinsurance asset was reported at $1 million and $3 million, respectively. Changes in the fair value of derivative resulted in losses of $2 million and $3 million at December 31, 2009 and 2008, respectively, and are recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. This agreement does not cover new business effective January 1, 2009. The reinsurance recoverable related to the GMWB, in the amount of $31 million and $183 million at December 31, 2009 and 2008, represents an embedded derivative which is carried at fair value and reported in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $152 million and $171 million for the years ended December 31, 2009 and 2008, are recorded in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statements of Income and Comprehensive Income was as follows:

	2009	2008	2007
	(In millions)
Federal income tax expense (benefit):
Current tax	$(2)	$(28)	$3
Deferred tax	11	(23)	(5)

Total	$9	$(51)	$(2)

The components of the net deferred tax asset/ (liability) as of December 31, 2009 and 2008 were as follows:

	2009	2008
	(In millions)
Deferred tax assets:
Separate account allowances	$45	$12
DAC Proxy	17	19
Investments	—	34
Other	3	10
Reserves	9	13

Gross deferred tax assets	74	88

Deferred tax liabilities:
Investments	4	—
DAC	128	97

Gross deferred tax liabilities	132	97

Net deferred tax liability	$58	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-87

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2009 and December 31, 2008 the Company recorded a current income tax payable of $8 million, and a current income tax receivable of $14 million, respectively, which are included in “Current income tax payable” and “Current income tax receivable”, respectively, in the accompanying Consolidated Balance Sheet.

At December 31, 2009, the Company had $4 million in unused capital loss carryforwards which will expire in 2014.

The Company’s income tax expense (benefit) differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2009	2008	2007
	(In millions)
Expected taxes on pre-tax income (loss)	$13	$(52)	$4
Permanent adjustments:
Dividends received deduction	(4)	(12)	(9)
Contingent tax reserves	(1)	14	4
Return to provision	2	(2)	—
Other	(1)	1	(1)

Total income tax expense (benefit)	$9	$(51)	$(2)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2009	2008
Balance, January 1.	$18	$9
Additions for tax positions of the current year	6	1
Additions for tax positions of prior years	—	11
Reductions for tax positions of prior years for:
Changes in judgement	(2)	—
Lapses of applicable statute of limitations	—	(3)

Balance, December 31.	$22	$18

As of December 31, 2009, the Company had $24 million of unrecognized tax benefits and related interest expense. Included in this balance is $15 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the year ending December 31, 2009, and year ending December 31, 2008, the Company recognized approximately $1 and ($3) million in interest and penalties. The Company has approximately $2 and $1 million accrued for payment of interest and penalties at December 31, 2009, and December 31, 2008, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

B-88

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2009, the maximum amount of dividends the Company could pay The Guardian in 2010 without prior approval from the state insurance regulatory authorities was $24 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income (loss), as filed with the Delaware Department of Insurance, was $10 million, ($35) million and $20 million for years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus, as filed, at December 31, 2009 and December 31, 2008 was $236 million and $212 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $136 million, $132 million and $129 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $20 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,682 million and $2,205 million as of December 31, 2009 and 2008, respectively.

The Company also maintains investments in RS mutual funds in the amount of $21 million and $17 million at December 31, 2009 and 2008, respectively, of which, $20 million and $1 million are recorded in “Affiliated mutual funds” and $1 million and $16 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2009, the Company sold shares in RS Funds with a cost basis of $8 million resulting in a realized loss of $4 million. The Company also invested $9 million in RS Funds during 2009.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2009 or 2008.

Certain employee benefits plans of The Guardian had assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, one contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement. As of December 31, 2008, the Company no longer has The Guardian’s employees benefits plans invested assets in GIAC separate accounts under group annuity contracts. Service fees were not charged on separate account assets for the years ended December 31, 2009 or 2008 under these contracts. During 2009, GIAC dissolved these separate accounts.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2008 and received in 2009. There was no additional paid in capital recorded in 2009.

B-89

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2009, 2008 and 2007 such fee income amounted to $3 million, $3 million and $3 million, which is reflected in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million, and $1 million is receivable and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, which is recorded in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.2 million and $0.2 million are included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS had been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleged that the Company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In 2009, these proceedings were settled by The Guardian, therefore, PAS was released from any present and future liabilities. As a result, “Other operating costs and expenses” were favorably impacted by $24 million through the reversal of the litigation reserve included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008.

13.  SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

B-90

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2010

B-91

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2009

Statement of Operations for the Year Ended December 31, 2009

Statements of Changes in Net Assets for the Years Ended December 31, 2009 and 2008

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2009 and 2008

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2009, 2008 and 2007

Consolidated Statements of Changes in Stockholders’ Equity for the Three Years Ended December 31, 2009, 2008 and 2007

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2009, 2008 and 2007

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b) Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(2)

5	Form of Application for Variable Annuity Contract(2)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc(1)

7	Reinsurance Contracts(2)

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion and Consent of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(4)

11	Not Applicable

12	Not Applicable

13	Powers of Attorney executed by Margaret W. Skinner, D. Scott Dolfi, Robert E. Broatch, Joseph A. Caruso(3)

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on October 3, 2008 (Registration No. 333-153839).
(2)	Incorporated by reference to the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on December 16, 2008 (Registration No. 333-153839).
(3)	Incorporated by reference to the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on October 8, 2009 (Registration No. 333-153839).
(4)	To be filed by amendment.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
Robert E. Broatch	Director
Joseph A. Caruso	Director & Senior Vice President & Associate Corporate Secretary
Margaret W. Skinner	Director & Executive Vice President, Individual Products Distribution
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Michael B. Cefole	Senior Vice President, Chief Financial Officer, Retirement Solutions
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Richard T. Potter, Jr.	Senior Vice President & Counsel
Gordon Bailey	Vice President & Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Douglas Dubitsky	Vice President, Product Management
Michael Slipowitz	Vice President & Chief Actuary, Retirement Solutions
John H. Walter	Vice President & Director of Finance
Leslie A. Barbi	Managing Director, Fixed Income Investments
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director, Private Placements
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of December 31, 2010. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.65%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Guardian Trust Company, FSB	Federal Savings Bank	100% (being dissolved)
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV .com	Delaware	100%
S de V Com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	Ohio	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian Capco, LLC	Delaware	100%
Lowe Capital Partners, LLC	Delaware	80%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Hanover Goodyear LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
RS High Yield Bond Fund	Massachusetts	66.53%
RS High Yield Bond VIP Series	Massachusetts	28.91%
RS High Yield Municipal Bond Fund	Massachusetts	37.17%
RS International Growth Fund	Massachusetts	24.26%
RS Small Cap Growth VIP Series	Massachusetts	19.17%
RS Strategic Income Fund	Massachusetts	82.10%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of December 31, 2010:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of January 31, 2011
Non-Qualified	6,016
Qualified	17,678

Total	23,694

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	Manager & President
Robert E. Broatch	Manager
Joseph A. Caruso	Manager & Senior Vice President & Associate Corporate Secretary
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer,Equity Administration
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
James Tracy	Vice President, Investment Research Group
Bryan S. Tutor	Vice President, Finance
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

  Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

    None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 1st day of March, 2011.

The Guardian Separate Account R
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. Scott Dolfi*	President and Director
D. Scott Dolfi (Principal Executive Officer)

/s/ Michael B. Cefole	Senior Vice President, Chief Financial Officer, Retirement Solutions
Michael B. Cefole
(Principal Financial Officer)

/s/ Robert E. Broatch*	Director
Robert E. Broatch

/s/ Joseph A. Caruso*	Senior Vice President, Associate Corporate Secretary and Director
Joseph A. Caruso

/s/ Margaret W. Skinner*	Executive Vice President, Individual Products Distribution & Director
Margaret W. Skinner

By	/s/ Richard T. Potter, Jr.	Date: March 1, 2011
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney filed with the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on October 8, 2009 (Registration No. 333-153839).

Exhibit Index

Number	Description